                         SUBCONTRACT AGREEMENT
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SUBCONTRACTOR:   XImage Corporation          SUBCONTRACT #: 4500076043
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ADDRESS:         1050 North Fifth Street     MODIFICATION #: Basic
                 San Jose, CA 95112
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                                             TYPE: Firm Fixed Price with Options
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SUBCONTRACT AGREEMENT VALUE: $2,389,500
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                            INTRODUCTION

This Subcontract Agreement, effective as of signature date to this Subcontract Agreement, is made between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (hereinafter known as "Buyer"), a company with principal offices located at 8301 Greensboro Drive, McLean, VA 22102 and XIMAGE CORPORATION (hereinafter known as "Seller"), a Corporation, with principal offices located at 1050 North Fifth Street, San Jose, CA 95112. The effort to be performed by Seller under this Subcontract Agreement will be part of Buyer's Prime Contract (The Prime Contract), which has been issued by the City of New York Police Department. The material and services defined in Schedule C - "CLIN List/Price Matrix" shall be delivered on a Firm Fixed Price With Options and in accordance with Schedule A - "Specific Terms and Conditions", Schedule B - "Statement of Work" and Schedule C and other Attachments incorporated herein by reference as delineated in Section 18.0.

                             SCHEDULE A
                   SPECIFIC TERMS AND CONDITIONS

1.0  SCOPE OF SERVICES

The Seller shall perform services and deliver equipment in accordance with the Schedule B - "Statement of Work" and Attachment 1 - "System Requirements". The term of this Subcontract Agreement is valid through final acceptance of the delivered system in accordance with the criteria defined in Schedule B - "Statement of Work" or for termination for other than default, at which time the final milestone payment shall be remitted to Seller with the contents of the Technical Data Package and Seller shall provide Buyer with a "Release of Claim" statement.

2.0  OPTIONS

Buyer shall have the unilateral right to exercise an undefined quantity of equipment options provided by Seller, for (i) additional hardware/software at any quantity; (ii) system maintenance options for up to sixty (60) month of on-site maintenance services in the City of New York as defined in Schedule B
- "Statement of Work"; and (iii) "Housing Authority Module". All options shall be exercised prior to completion of the Final System Acceptance Milestone. The Pre-acceptance maintenance option shall be exercised prior to expiration of warranty periods for all hardware/software items on a per line item basis and the Post-acceptance option shall be exercised upon successful completion of final acceptance tests.

3.0  FIRM FIXED PRICE

All prices shall be firm fixed price for each line item identified in Schedule C - "CLIN List/Price Matrix". These prices are firm fixed for the duration of the Subcontract Agreement and include all options available to Buyer. All prices are predicated on the exclusive use of non-union labor for all tasks required, including on-site installation and support and do not include ancillary furnishings and fixtures (e.g. chairs, printer stands, lamps, etc...). Current

                                 SAIC Form 9-932-024 (4/96)
                              Modification: 04 September 1996
funding is limited to $1,000,000 and will be incrementally increased after review of completed milestone(s). Unless amended in writing by mutual agreement of the parties, Seller is not obligated to incur expenses or make commitments in excess of this amount and Buyer is not obligated to compensate Seller beyond the amount stated.

4.0  PAYMENTS

Progress payments shall be provided in accordance with the scheduled payments identified in Attachment 4 - "Payment Schedule", which shall be made after verification of schedule compliance and review. Transfer of ownership title to the subject delivered material(s) to Buyer upon delivery to Seller shall be provided with each invoice in the form of an attached inventory list. Authorization for payment shall be issued exclusively by Buyer's contractual representative delineated in Section 7.0. Seller shall retain liability for theft, loss, and/or damage that may occur to Seller's negligence until delivery of material to the point of installation at which time Buyer and/or Buyer's customer shall inherit liability of its physical security.

5.0  LIQUIDATED DAMAGES

     5.1 After all software and hardware has been installed for the system, all prototyping and beta stress testing has been completed, and after the end user has received the proposed training, the final system acceptance period of ninety (90) days will begin. This acceptance testing is for purpose of demonstrating that the entire system has been integrated and all interfaces to external systems are functional.

     5.2 A total equal to five hundred thousand ($500,000) of the Subcontract Agreement value shall be withheld without interest to Seller, pending satisfactory completion of the ninety (90) day final system acceptance period as stated in Attachment 7 - "Acceptance Criteria".

     5.3 If the system software and hardware as provided by Seller, performs to all specifications, standards, interfaces, and response times as stipulated in this agreement during the entire ninety (90) day acceptance period, the Seller will be paid for all withheld money. If during the acceptance period, the system software and hardware as provided by Seller, does not perform as stipulated in this agreement, the Seller will be contacted by the Buyer and the Seller will provide a strategy and time line for meeting the required specifications. A new acceptance period of ninety (90) days will begin when the system performs to all specifications.

     5.4 If the same problem occurs three (3) times or more and materially affects the proper performance of the system as provided by Seller, cannot be corrected within thirty (30) days from the third failure/problem, the system will be considered non-acceptable. At the Buyer's unilateral option and to the extent imposed on Buyer, any payments and/or monies previously withheld from the Seller as identified in Attachment 4, may be permanently retained as total compensation for liquidated damages between the Seller and the Buyer. Final resolution may include termination for default and suspension of progress payments until satisfactory resolution of the problem is completed.

6.0  INVOICES

Invoices shall be mailed to:     SAIC/Subcontracts Department
                                 M/S E-8-4
                                 8301 Greensboro Drive
                                 McLean, VA 22102

Invoices will be submitted on a monthly basis with Net 30 payment terms and clearly reference the Buyer's Subcontract Agreement Number. The invoice will clearly define the costs included therein. Invoices shall include the "Amount previously billed", the "Amount of this invoice" and the "Total amount billed to date". Compensation shall be in accordance with the progress payments schedule identified in Attachment 4 with the exception of

                                 SAIC Form 9-932-024 (12/92)
                                    Modification: 11/09/95
hardware/software maintenance, which shall be invoiced monthly in arrears to performance of services.

Payment of invoices shall not constitute Buyer final acceptance of deliverable material and/or milestone completion in some instances. Final acceptance of a milestone shall be upon successful approval of data items or testing in accordance with the acceptance criteria detailed in Schedule B - "Statement of Work" for hardware/software related tasks.

7.0  TECHNICAL AND CONTRACTUAL REPRESENTATIVES

The following authorized representatives are hereby designated for this Subcontract Agreement:

Seller:  XImage Corporation               Buyer: Science Applications International Corp.
TECHNICAL:   Jagdish Narasimhan           TECHNICAL:     Robin Briceno
Phone:       408/288-8800 Ext. 128        Phone:         703/556-5951
Fax:         408/993-1050                 Fax:           703/556-9722

CONTRACTUAL: Ken Fields                   CONTRACTUAL:   Thomas Morris
Phone:       408/288-8800 Ext. 105        Phone:         703/556-7327
Fax:         408/993-1050                 Fax:           703/790-8463

Any notice, request, document or other communication submitted by either party to the other under this subcontract shall be in writing or through a wire or electronic medium which produces a tangible record of the transmission, such as a telegram, cable or facsimile, and will be deemed duly given or sent when delivered to the Contractual Representatives identified above to:

Seller:  XImage Corporation               Buyer: Science Applications International Corp.
         1050 North Fifth Street          8301 Greensboro Drive
         San Jose, CA 95112               MS E-8-4
                                          McLean, VA 22102

8.0  KEY PERSONNEL

(a) For purposes of this clause, "Key Personnel" as identified below is defined as those individuals who are mutually recognized by Buyer and Seller as essential to the successful completion and execution of this subcontract.

(b) Personnel designated as "Key Personnel" shall be assigned to the extent necessary for the timely completion of the task thru a minimum of "Milestone B2AT" identified in Attachment 2 - "Project Milestones and Schedule". Continued participation as a "Key Personnel" shall be as an oversight function of program and subcontract requirements compliance and will escalate on an as required basis. Any substitution involving Seller's "Key Personnel" assigned to this work shall be made only with persons of equal abilities and qualifications and is subject to prior approval of Buyer in writing which shall not be unreasonably withheld.

(c) Buyer reserves the right to direct the removal of any individual assigned to this subcontract with reasonable cause.

     Seller's Key Personnel are:    Ken Fields
                                    Jagdish Narasimhan

9.0  CHANGES

Buyer with written notice to Seller at any time before complete delivery is made under this order, may make changes within the specific scope in any one or more of the following: (a) drawings, designs, or specifications; (b) quantity; (c) delivery; (d) method of shipment or routing, and (e) make changes in the amount of Buyer furnished property; or Buyer, for any reason, may direct Seller to suspend, in whole or part, delivery of items or performance

                                 SAIC Form 9-932-024 (4/96)
                              Modification: 04 September 1996
of services hereunder for such period of time as may be determined by Buyer to be necessary or desirable. If any such change or suspension causes an increase or decrease in the cost of, or the time of performance for any part of the work under this order, an equitable adjustment shall promptly be made in the price, order and/or delivery schedule, or other issues that may require amendment. Seller shall notify Buyer in writing of any claim for such adjustment within twenty (20) days from the date of such notice from Buyer, or from the date of any act of Buyer, which Seller may consider constitutes a change. No such adjustment or any other modification of the terms of this order will be allowed unless authorized by Buyer by means of a written revision to this order. Seller shall proceed with the work as changed without interruption and without awaiting settlement on any such claim and Buyer shall promptly resolve the pending claim for equitable adjustment.

10.0  SUBCONTRACT AGREEMENT ACCEPTANCE

The Acceptance Copy of this Subcontract Agreement shall be signed and returned by the Seller within five (5) calendar days after it is received by the Seller. Receipt by the Buyer of the signed Subcontract Agreement or initiation of performance under this Subcontract Agreement by the Seller shall constitute acceptance of the Subcontract Agreement by the Seller, including all of the terms and conditions herein. Acceptance is limited to the terms stated herein. Any additional or different terms and conditions proposed by the Seller are rejected unless expressly agreed to in writing by an authorized representative of the Buyer's Procurement Department.

11.0  CONTACTS

Contacts with Buyer which affect the labor rates, schedule, statement of work, and subcontract agreement terms and conditions shall be made with the authorized contractual representative. No changes to this Subcontract Agreement shall be binding upon Buyer unless incorporated in a written modification to the Subcontract Agreement and signed by Buyer's and Seller's contractual representative.

The effort set forth in Schedule B - "Statement of Work" shall be performed under the technical direction of Buyer's technical representative. When, in Seller's opinion, such technical direction constitutes a change to the Subcontract Agreement, Buyer's contractual representative shall be notified immediately for authorization of such change. Until such authorization is granted by Buyer's contractual representative, Seller shall perform in accordance with the Subcontract Agreement as specified.

12.0  HARDWARE WARRANTY

Seller represents and warrants (1) that all hardware delivered pursuant hereto will be new and all hardware shall be free from defects in material;
(2) that all items will conform to the specifications and drawings as set forth in Attachment 1 - "System Requirements" of this Agreement; and (3) that all hardware warranty services performed pursuant hereto will be free from defects in material and workmanship and will be performed in accordance with the specifications and instructions of Buyer. However, Seller retains discretion and control with respect to the manner and means of performing such services and shall at all times remain an independent contractor. All the representations and warranties of Seller together with its service warranties and guarantees, if any shall transfer to Buyer and Buyer's customer. This warranty shall survive acceptance and payment for a period of ninety (90) days from the date of Block Acceptance Test for the particular set of material under consideration, at which time the specific warranty period for the aforementioned material shall terminate. This warranty shall not apply to any hardware which has been subjected to misuse, repair, alteration of system components or configuration, neglect, accident, inundation, or fire.

12.1  SOFTWARE MAINTENANCE WARRANTY

Seller represents and warrants that all software related materials furnished under this Agreement are in conformance with Subcontract Agreement requirements set forth in Attachment 1 - "System Requirements" of this Agreement and that the software is fit for the intended purpose of which it is sold. Seller warrants that the Software will perform the functions set forth in Attachment 1 - "System Requirements" of this Agreement so long as the software is

                                 SAIC Form 9-932-024 (12/92)
                                    Modification: 11/09/95
unmodified and operated in accordance with the instructions of the Seller. Seller's sole obligation and liability under this warranty shall be to provide corrections to the Software to cause it to perform as specified in Attachment 1 - "System Requirements". All the representations and warranties of Seller together with its service warranties and guarantees, shall transfer to Buyer and Buyer's customer. This warranty shall survive acceptance for a period of ninety (90) days from the date of Block Acceptance Test completion for the particular set of Software under consideration, at which time the standard warranty period for the aforementioned Software shall terminate.

12.2  EXTENDED SOFTWARE/HARDWARE MAINTENANCE

Buyer shall have the unilateral option to procure extended maintenance coverage from Seller for all hardware and software products provided by Seller as identified in Section 2.0. This maintenance shall be in accordance with Attachment 6 of Schedule B.

12.3  SYSTEM/SUBSYSTEM DOWN-TIME CREDIT

Seller shall provide Buyer with the unilateral option in accordance with
Section 2.0 of this Schedule A, for Seller's performance of system maintenance at the agreed to price contained in Schedule C. If Seller fails to respond with an on-site maintenance representative within two (2) hours of a maintenance service request from the user resulting from the total failure of a major systems or subsystem, the Seller may be assessed a downtime credit of fifty dollars ($50.00) per hour for every hour or fraction thereof that the two (2) hour response time requirement is exceeded. Major systems and subsystems are defined as; (i) the Central Server Subsystem; and
(ii) all capture stations at any one location. Any credits resulting from excessive down-time shall be accounted for and resolved within thirty (30) calendar days from the date of it being incurred. Multiple requests for the support of a single failure (e.g. a server failure which results in a call from each precinct.) shall be considered a single failure and single maintenance service request.

13.0  COMPLIANCE WITH LAWS, REGULATIONS AND ETHICS

In addition to the obligations in this Agreement and generally in performing the Services both Parties accept that their individual conduct shall at all times comply with all laws, rules and regulations of government and other bodies having jurisdiction over the area in which the Services are being conducted.

14.0  ASSIGNMENTS AND SUBCONTRACTS

Seller may assign this Subcontract Agreement if Buyer provides written consent to such assignment in advance, which shall not be unreasonably withheld. If such assignment occurs in connection with the sale of Seller's company or with the sale of all or substantially all of Seller's assets ("transaction"), the parties agree that Buyer's failure to consent to an assignment to an acquirer whose financial condition and technical expertise is equal to or better than that provided by Seller would be unreasonable. If Seller assigns this Subcontract Agreement, the assignee shall be fully responsible for Seller's obligations hereunder. If a Transaction occurs and this Subcontract Agreement is not assigned, Seller shall remain fully responsible for its obligations hereunder. Seller agrees to obtain Buyer's approval before subcontracting this order or any substantial portions thereof; provided however, that this limitation shall not apply to the purchase of standard commercial supplies or raw materials.

15.0  TECHNICAL DATA PACKAGE

Seller represents and warrants to Buyer that it is owner of, and holder of all rights in the Technical Data Package (TDP), and has the right to grant Buyer the license rights to the TDP with escrow agent pursuant to the terms of the Subcontract Agreement.

      15.1 Seller represents and warrants to Buyer that the TDP deposited with Escrow Agent will at all times be the current release of the material(s) offered to Buyer in support of this Subcontract Agreement.


                            SAIC Form 9-932-024 (4/96)
                          Modification: 04 September 1996

      15.2 Seller represents and warrants that the TDP shall be understandable and useable by educated computer programming personnel who are generally familiar with "C" programming, though not necessarily those incorporating the Seller's programs. Seller also represents and warrants that the programs do not involve any proprietary languages or programming components that such a contractor could not reasonably be expected to understand, except to the extent the TDP contains sufficient commentary to enable and use such languages or components. Seller further represents and warrants that the TDP includes all of the devices, programming, and documentation necessary for the maintenance of the program(s) by Buyer upon release of the TDP pursuant to this Subcontract Agreement, except for devices, programming, and documentation commercially available to Buyer on reasonable terms through readily known sources other than the Seller. In addition the TDP shall include exploded bills of material which include manufacturer and manufacturer part numbers, assembly drawings, inter-connect diagrams, Software Source Code for ForceField, any other Seller provided software, and applicable peripheral drivers, duplication (Master) disks for all software and documentation, and process control/test plan documents.

      15.3 The deposit of the TDP and any license(s) thereof are intended to provide Buyer access to, and right to use of, the TDP in the event that Seller defaults to its contractual obligations as defined in this Subcontract Agreement in accordance with Section
            27.0 "Default" or is otherwise unable to perform its contractual obligations. Seller shall immediately release to Buyer copies of the TDP deposited in escrow pursuant to this Subcontract Agreement only upon written notification from Buyer's contractual representative identified in Section 7.0.

            Seller shall arrange for a reputable Escrow Agent to accept from Seller, and Seller agrees to deposit with Escrow Agent, within thirty (30) days of the effective date of this Subcontract Agreement with the copies of the TDP being current versions of the subject data. For each deposit, Escrow Agent will issue a receipt to Buyer, accompanied by a general list or description of the materials so deposited. In the event that an update or series of updates supersede a prior version of the TDP in their entirety, Seller may require Escrow Agent to return or destroy portions of the TDP representing such prior version(s) of the TDP by so notifying the Escrow Agent and Buyer in writing, provided that any such action on the part of the Escrow Agent may not commence until one (1) year after the delivery of the TDP for all updates that so supersede the prior version of the TDP.

      15.4 Buyer's technical representative shall have the right to inspect, compile, test and review the TDP (subject to appropriate undertakings of confidentiality and restrictions on subsequent use or disclosure) at any time, and Escrow Agent shall permit such inspections and testing promptly upon request. Except as otherwise authorized by Seller, which shall not be unreasonably withheld, such inspections and testing shall be conducted at the principal offices of the Escrow Agent.

      15.5 Upon receipt of the TDP, Buyer shall maintain the TDP in strict confidence, shall use and disclose it only as reasonably appropriate to exercise such Buyer rights in the TDP, and shall use the same degree of care it provides for its own data identified as restricted, proprietary and confidential.

      15.6 Seller shall incur all financial liabilities pursuant to the compensation to Escrow Agent for the storage of the TDP which shall expire at the termination of this Subcontract Agreement.

16.0  CALENDAR DATES

All periods of days referred to in this Subcontract Agreement shall be measured in calendar days unless otherwise identified.


                            SAIC Form 9-932-024 (12/92)
                              Modification: 11/09/95

17.0  OTHER SUBCONTRACTS

The Buyer may undertake or award other Subcontract Agreements for additional work on this specific contract identified in "Introduction", and the Seller shall fully cooperate with such other subcontractors and the Buyer's employees and carefully fit its own work to such additional work as may be subcontracted for by the Buyer. The Seller shall not commit or permit any act which will interfere with the performance of work by any other subcontractors or by the Buyer's employees.

18.0  DOCUMENTS INCORPORATED BY REFERENCE

The following documents are hereby incorporated into this Subcontract Agreement by reference:

      A.   Schedule B:     Statement of Work
      B.   Schedule C:     CLIN List/Price Matrix
      C.   Attachment 1:   System Requirements
      D.   Attachment 2:   Project Milestones and Schedule
      E.   Attachment 3:   Contract Data Requirements List
      F.   Attachment 4:   Payment Schedule
      G.   Attachment 5:   Technical and Performance Requirements
      H.   Attachment 6:   Maintenance
      I.   Attachment 7:   Acceptance Criteria
      J.   Attachment 8:   Training

19.0  SOFTWARE LICENSE AGREEMENT

Seller grants to Buyer a non-exclusive, non-transferable license to install the software on the system and to use as necessary in performance of its contractual obligations as they relate to the prime contract. Seller also grants to Buyer the right to sublicense the software to the City of New York. The software shall be and remain the sole and exclusive products of Seller. Buyer shall not have rights in or to the Software. Buyer agrees not to remove from any copies of the Software any statements appearing thereon regarding copyrights or proprietary rights of Seller. Buyer shall not copy (in any form), distribute, sell, lease, assign, encumber, license or sub-license this Software or programs written using this Software to anyone other than the City of New York without prior written consent from Seller. Buyer hereby acknowledges and agrees that Software may be licensed by Seller to other users without limitation of any kind. Buyer acknowledges that the license granted hereby extends solely to City of New York and that Software shall not be used by any other political subdivision, division, subsidiary or affiliated entity.

Buyer acknowledges that the computer program, manuals and related data which comprise or are related to the Software are proprietary products of Seller who retains all rights, title and interest, including copyright to these products. Buyer agrees that the Software constitutes proprietary information and trade secrets of Seller, whether or not any portion thereof is or may be the subject of a valid copyright or patent. Buyer agrees not to reverse assemble, reverse compile or otherwise reverse engineer any of the Software. Any distribution, sale, or other disposition by the Buyer of the Software, including derivative modifications or extensions of them, and including any proprietary products, is expressly prohibited. Buyer recognizes and agrees that any unauthorized use or distribution of the Software or proprietary products would immediately and irreparably damage Seller in a way not capable of being fully compensated by monetary damages in accordance with the "Indemnification" Section contained in this document, and accordingly, Seller shall be entitled without waiving any other rights which Seller may have, to injunctive relief in the event of any such unauthorized use, distribution or violation of this agreement. The Software is subject to the U.S. Governments Restricted Rights Legend and use, duplication, or disclosure by the Government is subject to restrictions set forth in Subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 52.227-7013 of the Department of Defense Federal Acquisition Regulations.


                            SAIC Form 9-932-024 (4/96)
                          Modification: 04 September 1996

20.0  LIMITATION OF LIABILITY

Notwithstanding any provisions of this contract to the contrary, the Buyer hereby acknowledges and agrees that Seller's total liability to Buyer under this contract shall in no circumstance exceed the aggregate of the amounts paid to it for services and products pursuant to this contract.

21.0  NON-WAIVER OF RIGHTS

The failure of Buyer to insist upon strict performance of any of the terms and conditions in the Subcontract Agreement, or to exercise any rights or remedies, shall not be construed as a waiver of its rights to assert any of the same or to rely on any such terms or conditions at any time thereafter. The invalidity in whole or in part of any term or condition of this Subcontract Agreement shall not affect the validity of other parts hereof.

22.0  ASSISTANCE

Buyer shall provide reasonable good faith efforts to (i) utilize its influence and assist Seller in attempting to acquire the best possible pricing for materials and services; (ii) obtain use of a police van and driver for Seller install use during install periods; (iii) attempt to begin on-site maintenance within the City of New York by 01 January 1997; obtain office space for use by a single Seller personnel at Buyer's customer facility; and provide Seller the use of Buyer's recruiting services internal to Buyer's organization.

23.0  GENERAL RELATIONSHIP

Seller agrees that in all matters relating to this Subcontract Agreement it shall be acting as an independent contractor and shall assume and pay all liabilities and perform all obligations imposed with respect to the performance of this Subcontract Agreement. Seller shall have no right, power or authority to create any obligation, expressed or implied, on behalf of Buyer and shall have no authority to represent Buyer as an agent.

24.0  DISPUTES

If a dispute arises between both parties, the parties shall attempt, in good faith, to resolve the disputes by negotiation. Any dispute not disposed of in accordance with this Section shall be determined in accordance with the subsections below.

(a) Buyer and Seller agree to enter into negotiation to resolve any dispute. Both parties agree to negotiate in good faith to reach a mutually agreeable settlement within ninety (90) days from the date of notification.

(b) If negotiations are unsuccessful, Buyer and Seller agree to enter into binding Arbitration. The American Arbitration Association (AAA) Commercial Arbitration Rules (most recent edition) are to govern this Arbitration. The Arbitration shall take place in the County of San Diego, State of California. The Arbitrator shall be bound to follow the applicable subcontract provisions and California law in adjudicating the dispute. Both parties agree that the Arbitrator's decision is final, and that neither party shall take any action, judicial or administrative, to overturn this decision. The Arbitrator's judgment shall be enforceable in any court of competent jurisdiction.

Pending any decision, appeal or judgment referred to in this provision or the settlement of any dispute arising under this Subcontract, Seller shall proceed diligently with the performance of this Subcontract.

25.0  RESERVED

26.0  TERMINATION

      26.1 Either Party hereto shall have the right to terminate this Agreement summarily by notice in writing, (without prejudice to any other remedy it might have against the other Party for breach or infringement of any provisions of the Agreement) if such other Party has committed a Material


                            SAIC Form 9-932-024 (12/92)
                              Modification: 11/09/95
            breach of its obligations under this Agreement, and in the case of a breach capable of remedy has failed to remedy such breach within thirty (30) days of receiving written notice.

      26.2 Buyer reserves the right to terminate the Contract at any time by giving Seller written notification specifying the date of termination. On the date of such termination Seller shall discontinue performance of the Services and shall wholly comply with Buyers instructions regarding such termination related to the requirements within this Subcontract Agreement. Buyer shall pay Seller in respect of Material and/or Services satisfactorily delivered or performed and other reasonable associated direct costs incurred by Seller in complying with Buyers instructions, subject to the limitation of funding identified in Section 3.0 in accordance with the terms of the Subcontract Agreement and up to the date notice of termination is effectively provided. In no event shall Seller be entitled to prospective profiles on any damages because of such termination.

27.0  DEFAULT

(a) The Buyer may, by written notice of default to Seller, terminate the whole or any part of this Subcontract Agreement in any one of the following circumstances: (I) if the Seller fails to make delivery of the supplies or to perform the services within the time specified herein or any extension thereof; of (ii) if Seller fails to perform any of the other provisions of this Subcontract Agreement in accordance with its terms, and in either of circumstances (I) or (ii) does not provide a plan to cure such failure within a period of fourteen (14) days (or such longer period as Buyer may authorize in writing) after receipt of notice from the Buyer specifying such failure; or
(iii) Seller becomes insolvent or the subject of proceedings under any law relating to bankruptcy or the relief of debtors (non-specific debtors) or admits in writing its inability to pay its debts as they become due. Any of the events described in clauses (I), (ii) or (iii) constitute a "Default" provided that such default shall not be deemed to have occurred until the end of any applicable cure period.

(b) If this Subcontract Agreement is so terminated, Buyer may procure or otherwise obtain, upon such terms and in such manner as Buyer may deem appropriate, supplies or services similar to those terminated, Seller, subject to the exceptions set forth below, shall be liable to Buyer for excess costs based on actual costs incurred to a maximum of one hundred-ten
(110) percent of this Subcontract Agreement price for similar supplies and services.

(c) Seller shall continue performance of this Subcontract Agreement to the extent not terminated. Buyer shall have no obligations to Seller with respect to the terminated part of this Subcontract Agreement except as herein provided. In case of Seller's default, Buyer's rights as set forth herein shall be as stated in their entirety.

(d) Seller shall not be liable for damages resulting from default due to causes beyond the Seller's control and without Seller's fault or negligence, provided, however, that if Seller's default is caused by the default of a Subcontract Agreement or supplier, such default must arise out of causes beyond the control of Seller and Subcontract Agreement or supplier, assuming Seller took all reasonable precautionary measures to ensure good Subcontract Agreement or performance and, provided further, the supplies or services to be furnished by the Subcontract Agreement or supplier were not obtainable from other sources.

(e) The Seller may, by written notice of default to Buyer, terminate the whole Subcontract Agreement if Buyer fails to perform any obligation to Seller for which Buyer is required to perform, excluding Material options and source inspections/test witness, under this Subcontract Agreement in accordance with its terms and does not provide a plan to cure such failure within a period of fourteen (14) days (or such longer period as Seller may authorize in writing) after receipt of notice from the Buyer specifying such failure. Upon such failure, Seller shall have the right to collect from Buyer payment(s), to the extent of the limitation in funding, for services satisfactorily completed or material(s) delivered up to the date notice of Termination for Default is effectively given. Any of the events described in this clause constitute a "Default" provided that such default shall not be deemed to have occurred until the end of any applicable cure period.


                            SAIC Form 9-932-024 (4/96)
                          Modification: 04 September 1996

28.0   FORCE MAJEURE

       2.8.1 Neither Party to this Subcontract Agreement shall be liable to the other for any loss or damage which may be suffered by the other due to any cause beyond the first Party's reasonable control ("force majeure") including without limitation any act of God, inclement weather, failure or shortage of power supplies, flood, drought, lightning or fire, strike, lock-out, trade dispute or labor disturbance (other than within the first Party's organization or any Associated Company of that Party), the act or omission of Government, highways authorities, public telecommunications operators (including for the avoidance of doubt the first Party or an Associated Company of that Party) or other competent authority, war, military operations, or riot. The Party seeking to rely on force majeure shall as a condition precedent to the availability of this defense give full particulars in writing to the other Party of the facts or circumstances giving rise to force majeure within (3) Working Days of the occurrence and thereafter in respect of successive occurrences and shall further demonstrate that it has and is taking all reasonable measures to mitigate the events complained of.

       2.8.2 In the event that force majeure shall continue for a period in excess of six (6) months either Party may give notice of immediate termination.

29.0   INSURANCE

Seller agrees, if and when requested by Buyer to procure a policy or policies of insurance in form satisfactory to Buyer insuring all property of Buyer or its customer(s) which is connected with this Subcontract Agreement and of which Seller has care, custody, control or the right of control against loss or damage resulting from fire (including extended coverage), malicious mischief and vandalism. Satisfactory evidence of such insurance shall be submitted to Buyer within a reasonable period of time after request. Without prejudice to the generality of the foregoing, such policies of insurance shall include (a) General Liability insurance policy with a minumum policy limit of $1,000,000 per occurrence and a general aggregate of $2,000,000;
and (b) Automobile Liability insurance policy of $1,000,000 per occurrence and a general aggregate of $2,000,000; and (c) Workmen's Compensation insurance policy.

30.0   INDEMNIFICATION

Each party shall indemnify and save the other party harmless from and against any and all liability for injury to persons or property occasioned wholly or in part by an act or omission of the other party, its sub-contractors or suppliers, or employees, including any and all expense, legal or otherwise, incurred by the injured party in the defense of any claim or suit arising out of the work done under this Subcontract Agreement; provided, however, that each party shall not be liabile for injury to persons or property caused by the sole negligence of the other party, its agents or employees.

Each party shall promptly notify the other party of any claim against the injured party which is covered by this indemnification provision and shall authorize representatives of the other party to settle or defend any such claim or suit and to represent the party in, or to take charge of, any litigation in connection therewith.

31.0   INFRINGEMENT INDEMNITY

(a) In lieu of any warranty by Buyer or Seller against infringement, statutory or otherwise, it is agreed that Seller shall defend, at its expense, any suit against Buyer or its customers based on a claim that any item furnished by Seller under this Subcontract Agreement for the normal use or sale thereof infringes any U.S. Letters patent or copyright, and shall pay costs and damages finally awarded in any such suit, provided that Seller is notified in writing of the suit and given authority, information, and assistance at Seller's expense for the defense of same. If the use or sale of said item is enjoined as a result of such suit, Seller, at no expense to Buyer, shall obtain for Buyer and its customers the right to use and sell said item or shall substitute an equivalent item acceptable to Buyer and extend this patent indemnity thereto. Seller shall not be liable for infringements resulting from Buyer directed or

                          SAIC Form 9-932-024 (12/92)
                            Modification: 11/09/95
induced modifications to Seller's products.

(b) Notwithstanding the foregoing paragraph, when this order is performed under the Authorization and Consent of the U.S. Government to infringe U.S. Patents, Seller's liability for infringement of such Patents in such performance shall be limited to the extent of the obligation of Buyer to indemnify the U.S. Government.

(c) Buyer shall defend, at its expense, any suit against Seller or its customers based on a claim that Buyer provided work share (i.e. DB2) furnished under the prime contract for the normal use or sale thereof infringes any U.S. Letters patent or copyright, and shall pay costs and damages finally awarded in any such suit, provided that Buyer is notified in writing of the suit and given authority, information, and assistance at Seller's expense for the defense of same.

32.0   NONEXCLUSIVE LICENSE

Any software provided hereunder is licensed and not sold. Seller grants and Buyer hereby accepts, a nonexclusive, nontransferable license to use the Seller's provided software on the material(s) systems provided under the Prime Contract at those sites directed by Buyer. Buyer shall transfer and sub-license to end users, Seller's commerical license in its entirety. No right to use, display, produce derivative works of, or make printouts of the Seller's provided software in whole or in part, is granted, except as expressly provided in the license.

33.0   NONDISCLOSURE OF PROPRIETARY INFORMATION

Seller shall retain rights in or title to, any patents, inventions, designs, discoveries, technical data, copyrights, trademarks, trade names, service marks, trade secrets or other intellectual property rights arising out of Seller's performance hereunder or otherwise relating to the goods and services delivered or provided hereunder. Buyer and Seller agree to hold all of each parties proprietary information in confidence and not to, directly or indirectly, copy, publish, summarize or disclose to any person or entity such information without the other parties prior written consent. Both parties agree to take all reasonable steps necessary to protect and prevent disclosure to and/or use by third parties of any proprietary information of the other party. Neither party shall have any obligation with respect to any such Information; a) if it is in the public domain at the time of disclosure or becomes publicly known through no wrongful act of either party; b) is known to the other at the time of disclosure or is independently developed by the other party; c) is used or disclosed with the prior written approval of the other party; d) is furnished to a third party by the other party without similar non-disclosure restrictions on the third parties rights; e) is received by the other party from a third party who had a lawful right to disclose it to either party; or f) is disclosed pursuant to the requirement of a governmental agency or court. This restriction of disclosure shall be for a period fo seven (7) years from the effective date of this Subcontract Agreement, unless otherwise mutually agreed to in writing by both parties contractual representatives or their appointed personnel.

34.0   ENTIRE AGREEMENT

Upon acceptance of this Subcontract Agreement, both Buyer and Seller agree that the provisions under this Subcontract Agreement, including all documents incorporated herein by reference, shall constitute the entire Agreement between the parties hereto and supersede all prior implied, written or oral agreements relating to the subject matter hereof. This contract may not be modified or terminated orally, and no modification nor any claimed waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom such modification or waiver is sought to be enforced.

35.0   SEVERABILITY

If any of the provisions of this Subcontract Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Subcontract Agreement, but rather the entire Subcontract Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Seller and the Buyer shall be construed and enforced accordingly.

                          SAIC Form 9-932-024 (4/96)
                        Modification: 04 September 1996

36.0   ORDER OF PRECEDENCE

In the event of an inconsistency or conflict between or among the provisions of this Subcontract Agreement, the inconsistency shall be resolved by giving precedence in the following order:

       A.     Schedule A:    Specific Terms and Conditions
       B.     Schedule B:    Statement of Work
       C.     Schedule C:    CLIN List/Price Matrix
       D.     Referenced Documents as "Attachments"

In witness whereof, the duly authorized representatives of Buyer and the Seller have executed this Subcontract Agreement on the date show.

SELLER: XImage Corporation       BUYER: Science Applications International Corp.

By:   /s/ Ken Fields             By:   /s/ Thomas W. Morris
      -------------------------        -------------------------------

Name: Ken Fields                 Name: Thomas W. Morris
      -------------------------        -------------------------------

    (Typed or Printed)                 (Typed or Printed)

Title: Vice President            Title: ITS Sector Eastern Regional Manager of
      -------------------------        ---------------------------------------
                                       Procurement and Subcontracts
                                       ---------------------------------------

Date:  16 Sept 96                Date:  29 September 96
      -------------------------        -------------------------------

                          SAIC Form 9-932-024 (12/92)
                            Modification: 11/09/95

                                   Schedule B
                               Statement of Work
                               Table of Contents

1.0    Introduction....................................................... B-1
   1.1     Purpose........................................................ B-1
   1.2     NYCPD Automated DB2 Warrant and Integrated
           Digitized Photo Imaging System Program Summary................. B-1
       1.2.1  Technical Overview.......................................... B-1
       1.2.2  Schedule Milestones Overview................................ B-1
   1.3     Subcontractor Scope............................................ B-2
       1.3.1  Hardware/Software/Firmware.................................. B-2
       1.3.2  Data........................................................ B-2
       1.3.3  Tasks and Resources......................................... B-2
       1.3.4  Schedule and Milestones..................................... B-2

2.0    Applicable Documents............................................... B-3

3.0    Subcontract Tasks.................................................. B-3
   3.1     Program Management............................................. B-3
       3.1.1  Program Management Reviews.................................. B-3
       3.1.2  Schedule Management......................................... B-4
       3.1.3  Configuration Management.................................... B-4
       3.1.4  Risk Management............................................. B-4
       3.1.5  Quality Assurance........................................... B-4
       3.1.6  Source Inspection and Surveillance.......................... B-4
       3.1.7  Engineering Reviews......................................... B-5
   3.2     System Engineering............................................. B-6
   3.3     Software/Firmware.............................................. B-6
   3.4     Hardware/Software Acquisition.................................. B-7
   3.5     Integration & Test............................................. B-7
   3.6     Installation & Test............................................ B-7
       3.6.1  Site Surveys................................................ B-7
       3.6.2  Stage and Ship.............................................. B-7
       3.6.3  Installation & Test......................................... B-7
   3.7     Training....................................................... B-8
   3.8     End-Product Documentation...................................... B-8
   3.9     Maintenance & Support.......................................... B-8

4.0    Customer Furnished Material/Equipment/Services..................... B-9

                                  Schedule B
                               Statement of Work

1.0    INTRODUCTION

1.1    PURPOSE

This document identifies the products to be delivered and specifies the tasks to be performed by the Seller in support of the New York City Police Department (NYCPD) Automated DB2 Warrant and Integrated Digitized Photo Imaging System Program.

1.2 NYCPD AUTOMATED DB2 WARRANT AND INTEGRATED DIGITIZED PHOTO IMAGING SYSTEM PROGRAM SUMMARY

1.2.1  TECHNICAL OVERVIEW

The NYCPD will contract with the Buyer to procure a full implementation of a DB2 Automated Warrant system and Integrated Digitized Photo Imaging System for NYCPD. This procurement consists of three major Components:

    1) Software development for the DB2 environment which includes re-engineering NYCPD's current Warrant/Want/WOLF system, developing an enhanced name search capability, and developing an automated sealing tracking system to replace the current manually intensive system. The software developed will execute on the NYCPD's existing IBM 3090-400J computer.

    2) Photo Imaging System which utilized photo/video imaging technology to capture, store, and retrieve "mugshots" thereby replacing the present time consuming and labor intensive photo identification process. In addition, this system prints warrants (with or without photos) and provides for generating and printing line-up photo arrays and mugshots. This system consists of three subsystems: the Basic Photo Imaging System and two investigative subsystems, the Intelligence Subsystem and the Missing Persons Subsystem. A small subset fo the Basic Photo Imaging system will be deployed early so that NYCPD can begin capturing photos before the final system is actually operational. This subset is referred to as the Federal Interface Subsystem (FIS).

    3) Additonal Components (Option), as identified in Schedule C, which provides for the procurement of addional image capture stations, image display stations, and peripherals.

Work to be performed under this procurement consists of designing, developing, delivering, and installing all materials, equipment, supplies, software, training and documentation necessary for an Automated Warrant
System and Digitized Photo Imaging System. Under this subcontract agreement, materials do not include facilities (i.e., facilities' modifications, fixtures, and network infrastructure) and furniture and office fixtures (i.e., desks, chairs, monitor stands, printer stands, etc.).

1.2.2  SCHEDULE MILESTONES OVERVIEW

The high-level overall program schedule milestones for this procurement are shown below with "no-later-than" dates.

       Deployment of Federal Interface Subsystem                  3MAC
       Deployment of Pilot Digitized Photo Imaging System        10MAC
       Interface between OLBS & Photo Imaging System Complete    10MAC

                                      Schedule B-1                   Revision D

                                Schedule B
                            Statement of Work

     Deployment of Photo Imaging System Complete   18 MAC
     On-Site System Testing                        19 MAC
     Final System Acceptance Testing               20(start)-22(end)MAC
     5-Year Operations & Maintenance Support       23(start)-82(end)MAC

1.3  SUBCONTRACTOR SCOPE

The Seller shall provide Component 2 (i.e.: the Photo Imaging System which includes the Basic Photo Imaging System, the Federal Interface Subsystem, the Intelligence Subsystem, and the Missing Persons Subsystem) and Component 3 (i.e.: the additional image capture stations, display stations, and peripherals). These Components shall fully meet the performance requirements as stated in Attachment 5, and the functional requirements, as defined in the Basic Photo Imaging System Requirements, the Federal Interface Subsystem Requirements, the Intelligence Subsystem Requirements, and the Missing Persons Subsystem Requirements (see Attachment 1). The Seller shall support the Buyer in further refining the requirements with the NYCPD. The Seller shall design, develop, install, test, and provide documentation, training and optional operational support and maintenance for these systems, subsystems, and additional components.

1.3.1  HARDWARE/SOFTWARE/FIRMWARE

The Seller shall acquire, install, test, and provide optional maintenance for the hardware, software, and firmware required for the Basic Photo Imaging System, the Federal Interface Subsystem, the Intelligence Subsystem, the Missing Persons Subsystem, and (as an option when so directed by the Buyer) the Additional Components. The quantity and specifications of the hardware and software components are identified in Schedule C of this subcontract. The configuration delineated in Schedule C is "as proposed" by the Seller who shall retain sole liability for its compliance to the functional requirements identified in Attachment 1 and the performance requirements identified in Attachment 5.

1.3.2  DATA

The Seller shall provide the deliverable data items in accordance with Attachment 3 of this subcontract.

1.3.3  TASKS AND RESOURCES

The seller shall perform management, engineering, testing, installation, training, maintenance, and operations support tasks as specified in Section 3 of this Statement of Work, and provide all material, resources, and capabilities necessary to satisfy the subcontract requirements with the exception of Customer Furnished Material (CFM), Customer Furnished Equipment
(CFE), and Customer Furnished Services (CFS), as identified in section 4.0 of this Statement of Work.

1.3.4  SCHEDULE AND MILESTONES

The Seller shall schedule the tasks and apply adequate resources to ensure that the milestones as shown in Attachment 2 of this subcontract and described in Section 3 of this Statement of Work are met.

                            Schedule B - 2                      Revision D

                                Schedule B
                            Statement of Work

2.0  APPLICABLE DOCUMENTS

The following documents form a part of this Statement of Work and are applicable and incorporated by reference. In the event of a conflict between documents referenced herein and the Statement of Work, the Statement of work shall take precedence and be considered the superseding document.

     a.)  Attachment 1: System Requirements
     b.) Attachment 2: Project Milestones and Schedule c.) Attachment 3: Contract Data Requirements List d.) Attachment 4: Milestone and Payment Schedule e.) Attachment 5: Technical and Performance Requirements f.) Attachment 6: Maintenance g.) Attachment 7: Acceptance Criteria h.) Attachment 8: Training
     I.)  Attachment 9: Definitions and Acronyms

3.0  SUBCONTRACT TASKS

3.1  PROGRAM MANAGEMENT

The program management effort shall ensure compliance to requirements pertaining to configuration management, risk management, quality assurance, technical deliveries, financial management, administrative and other supporting efforts necessary to satisfy subcontract requirements. The Seller shall assign and identify to the Buyer, a Program Manager with the authority and responsibility for total Seller performance under this SOW. The Program Manager shall maintain liaison with Buyer and coordinate the Seller's efforts with those of the Buyer. The Program Manager shall review, approve, and submit project status reports in Seller's format on a monthly basis. These reports shall include: status of work against schedule, material deliveries, installations completed or in progress during the reporting period, financial management, work planned for the next month, and problem identification and planned resolution. In addition, the Program Manager shall participate in weekly status reviews by telephone with the Buyer and quarterly Program Management Reviews, as described in section 3.1.1.

3.1.1 PROGRAM MANAGEMENT REVIEWS

The Seller shall conduct the first program review with the Buyer two (2) weeks after receipt of subcontract award from Buyer. Topics to be reviewed at the first program review shall include Seller's schedule management, configuration management, and QA processes setup for this program. Additional program reviews lasting no-more than 1 day shall be conducted quarterly to address all functions: technical, management, administrative, problem identification and resolution, assurance of compliance with contract requirements, program status and tracking. The location of these reviews shall be at the Seller's facility in San Jose, CA unless it is mutually agreeable to both the Seller and Buyer to meet in another location. In addition, special purpose reviews will be scheduled as reasonably required to ensure successful program execution.

Summary typewritten minutes shall be prepared by the Seller within one (1) week of each program management review. The Seller/Buyer shall recognize and agree that these Buyer/Seller reviews are solely for the purpose of exchanging and coordinating efforts concerning this procurement and status of the subcontract. Nothing which transpires shall be interpreted, construed or treated by the Seller and/or Buyer as modifying the subcontract

                            Schedule B - 3                      Revision D

                                Schedule B
                            Statement of Work

unless and until a written subcontract modification is mutually agreed to by the Buyer and Seller.

3.1.2  SCHEDULE MANAGEMENT

The Seller shall develop, maintain, and provide detailed scheduling and resource allocation for the various phases and specialty areas and disciplines required to deliver Seller's deliverable item. The Seller shall provide this data to SAIC to support the integrated program Resource Loaded Network.

3.1.3  CONFIGURATION MANAGEMENT

The Seller shall maintain configuration control over all the products, services, and documentation being provided. The Seller shall provide notice to the Buyer prior to any changes to the product baseline established at the time of the subcontract. Buyer approval shall be required for changes to the software that affect the form, fit or function of the system, changes in manufacturers of components, or changes in specifications of components, as identified in Schedule C. The Buyer shall respond to the notification within 48 hours either with (1) approval, (2) needs further review, or (3) disapproval. Such approval shall not be unreasonably withheld by the Buyer and any disapproval shall be documented by the Buyer with a written explanation. The Seller shall provide a CI Change Report to the Buyer of all changes on a monthly basis. The CI Change Report shall list all authorized changes and all "bug" fixes implemented during that reporting period.

3.1.4  RISK MANAGEMENT

The Seller shall maintain a list of risks and the mitigation for each risk. The Seller shall provide a Risk Management Report with the monthly Project Status Report. The Seller shall be prepared to discuss the risks at the weekly status reviews and quarterly Program Management Reviews. The Seller shall notify the Buyer when a new risk is identified or a known risk has become so great that meeting the program schedule is in jeopardy.

3.1.5  QUALITY ASSURANCE

An established quality assurance program shall be identified by the Seller. The Seller shall ensure quality throughout the engineering design, assembly, test, preparation for delivery and shipping, installation, and maintenance. The Seller shall be responsible for inspecting and testing of deliverable items before shipping to ensure that each item shipped meets all the requirements.

3.1.6  SOURCE INSPECTION AND SURVEILLANCE

The Buyer has the right to perform inspection/test of products/services at the Seller's facilities prior to each shipment or at the final destination after each shipment. The earliest notice possible shall be furnished to the Buyer regarding the Seller's plans for incoming, in-process, final assembly inspection/test of products or services, and shipping and installation to permit mutual Seller and Buyer schedule and understanding of each inspection point (if any) and magnitude.

All items covered by this purchase may be subject to source surveillance by the Buyer and customer quality representative. This will include surveillance of the Seller's systems, procedures, facilities, and products. The Seller shall at no additional charge supply

                            Schedule B - 4                      Revision D

                                Schedule B
                            Statement of Work

inspection records and when specified perform or repeat under surveillance of the Buyer's representative selected inspections and tests required by Seller's inspection instructions.

3.1.7  ENGINEERING REVIEWS

The Seller shall conduct the following formal engineering reviews. The location of these reviews shall be at the Seller's facility in San Jose, CA unless it is mutually agreeable to both the Seller and Buyer to meet in another location.

       CUSTOMIZATION SPECIFICATIONS REVIEW (CSR) - The Seller shall conduct a CSR at the end of the NYCPD customization definition phase. The Seller shall develop and deliver a Customization Specification Document two
       (2) weeks prior to the CSR. A separate CSR shall be conducted for each of the following subsystems:

           -  Basic Photo Imaging System,

           -  Intelligence Subsystem,

           -  Missing Person Subsystem

       CUSTOMIZATION DESIGN REVIEW (CDR) - The seller shall conduct a CDR at the end of the NYCPD customization design phase. The Seller shall deliver an updated Customization Specifications Document two (2) weeks prior to the CDR. The Seller shall develop and deliver a Customization Design Document two (2) weeks prior to the CDR which shall describe the physical design of the customization. A separate CDR shall be conducted for each of the following subsystems:

           -  Basic Photo Imaging System,

           -  Intelligence Subsystem,

           -  Missing Person Subsystem

       CUSTOMIZATION DEMONSTRATION - The Seller shall conduct a Customization Demonstration for the Buyer after the implementation phase and prior to shipping and delivery of the system/subsystem to the NYCPD facilities. The Seller shall deliver an updated Customization
       Design Document two (2) weeks prior to the Customization Demonstration which shall describe the final physical design of the customization.
       A Customization Demonstration shall be conducted for the following subsystem.

           -  Basic Photo Imaging System

       READY-TO-SHIP REVIEW (RSR) - The Seller shall conduct a Ready-to-Ship Review witnessed by both the Buyer and NYCPD after the Customization Demonstration and prior to shipping and delivery of the system/subsystem to the NYCPD facilities. The Seller shall conduct a pre-Ready-to-Ship Review (PRSR) to be witnessed by the Buyer only prior to the RSR. The Seller shall deliver an updated Customization Design Document two (2) weeks prior to the RSR which shall reflect any changes in the final physical design of the customization. A separate PRSR and RSR shall be conducted for each of the following subsystems.

           -  Federal Interface Subsystem

           -  Basic Photo Imaging System,

           -  Intelligence Subsystem,

           -  Missing Person Subsystem

                            Schedule B - 5                      Revision D

                                Schedule B
                            Statement of Work

Summary typewritten minutes shall be prepared by the Seller within one (1) week of each engineering review. The Seller/Buyer shall recognize and agree that these Buyer/Seller reviews are solely for the purpose of reviewing the specifications, design, and implementation to ensure that the solution is compliant with the NYCPD requirements. Nothing which transpires shall be interpreted, construed or treated by the Seller and/or Buyer as modifying the subcontract unless and until a written subcontract modification is mutually agreed to by the Buyer and Seller.

3.2  SYSTEM ENGINEERING

The Seller shall provide the engineering effort necessary to ensure successful development, testing, installation, and maintenance of specification-compliant end items. The Seller shall provide engineering efforts, as necessary, to support the development of the Interface Control Document (ICD), pre-planned product improvement, technology insertion, and to solve problems associated with the Seller's product. The sections within the ICD which deal with external interfaces to the Photo Imaging System shall be reviewed during the Customization Specifications Review.

3.3  SOFTWARE/FIRMWARE

The Seller shall provide their Commercial-Off-The-Shelf (COTS) product (ForceField II) which has been customized to meet the NYCPD requirements. This customization includes:

      - Modifications to Screens, Reports, Warrants, Code Tables, and Validation Rules

      -  Creation of NYCPD-specific database fields

      -  Postage-Stamp Strategy to reduce communications traffic across WAN

      -  Interfaces to OLBS, Automated DB2 Warrant System, and DB2 Sealing
         System

      - Generic data format for the purpose of interfacing which can be used by other external systems

      -  Generation of digitized photo for transmission to MDT

      - Case Management capabilities to support the Intelligence and Missing Persons Subsystems. The basis of this capability is the Hennepin County system.

The customization shall be done in three phases. (1) customization definition phase, (2) customization design phase, and (3) customization implementation phase. The Seller shall develop and/or update documents and conduct a formal engineering review at the end of each phase as described in Section 3.1.7.

      1) CUSTOMIZATION DEFINITION PHASE - The Seller shall participate in requirements definition meetings with NYCPD and the Buyer in NYCPD facilities to define the customization requirements for the NYCPD procurement. The results of these meetings shall be documented in the Customization Specification Document. At completion of the Customization Definition Phase, the Seller shall conduct a Customization Specification Review.

      2) CUSTOMIZATION DESIGN PHASE - The Seller shall document the physical design for the NYCPD customization of their standard COTS product in the Customization Design Document. At completion of the Customization Design Phase, the Seller shall conduct a Customization Design Review.

                            Schedule B - 6                      Revision D

                              Schedule B
                           STATEMENT OF WORK

     3) CUSTOMIZATION IMPLEMENTATION PHASE - The Seller shall implement the customization of their standard COTS product based on the Customization Design Document. At completion of the implementation phase, the Seller shall conduct a Customization Demonstration to be witnessed by the Buyer.

3.4 HARDWARE/SOFTWARE ACQUISITION

The Seller shall procure and test all hardware and software components, as specified in SCHEDULE C, for the Federal Interface Subsystem, the Basic Photo Imaging System, the Intelligence Subsystem, the Missing Persons Subsystem, and the Additional Components (option).

3.5 INTEGRATION & TEST

The Seller shall integrate and test all hardware and software components for the Federal Interface Subsystem, Basic Photo Imaging System, the Intelligence Subsystem, the Missing Persons Subsystem, and the Additional Components (option). The Seller shall be responsible for the integration and test of all hardware and software in their facilities before shipping and delivery to the NYCPD facilities. The Seller shall conduct pre-Ready-to-Ship Reviews (PRSR) at the Seller's facilities to be witnessed by the Buyer prior to conducting a Ready-to-Ship Review. The Seller shall conduct Ready-to-Ship Reviews (RSRs) at the Seller's facilities to be witnessed by the Buyer and NYCPD prior to shipping to the NYCPD facilities.

3.6 INSTALLATION & TEST

The Seller shall develop an Implementation Plan which provides a schedule for the site installations, describes the required site preparations, and highlights any inadequacies in the current facilities that need to be corrected prior to installation.

3.6.1 SITE SURVEYS

The Seller shall conduct a detailed site survey to identify and notify the Buyer of all detailed site modifications and preparation activities required to support the installation of the new equipment in the NYCPD-designated location within the following time-frames: (1) for sites with Display-Only Workstations, at least six (6) weeks prior to the planned installation date, and (2) for sites with Capture Stations, at least two (2) months prior to the planned installation date. NYCPD is responsible for all site modifications and preparation activities and costs, including providing cabling and electrical power directly to the NYCPD-designated system installation points. In the event that the Buyer notifies the Seller of the need for more time to implement the site modifications and preparation activities for a given site, the Seller will try to rearrange the order of the site installations to accommodate the delay anticipated for that site.

3.6.2 STAGE AND SHIP

The Seller shall pre-configure the hardware and software components for the Federal Interface Subsystem, the Basic Photo Imaging System, the Intelligence Subsystem, the Missing Persons Subsystem, and the Additional Components (option) in their facilities prior to shipping. The Seller shall ship the hardware and software components to the NYCPD facilities.

3.6.3 INSTALLATION AND TEST

                              Schedule B - 7                       Revision D

                                Schedule B
                             STATEMENT OF WORK

The Seller shall install, and test the hardware and software components for the Federal Interface Subsystem, the Basic Photo Imaging System, the Intelligence Subsystem, the Missing Persons Subsystem, and the Additional Components (option) in the NYCPD facilities in accordance with the overall program milestones identified in Section 1.2.2. The Seller shall install and test the system/subsystems in blocks. The composition of each installation block and the milestones associated with each installation block is identified in ATTACHMENT 2 of this subcontract. The Seller shall reconfigure and integrate the Federal Interface Subsystem into the Basic Photo Imaging System and load the data and images captured by the Federal Interface Subsystem into the Basic Photo Imaging System.

The Seller shall conduct three levels of Acceptance Testing, in accordance with ATTACHMENT 7 of this subcontract, to be witnessed by the Buyer and
NYCPD: (1) Functional Acceptance (executed at RSR), (2) Block Acceptance Testing (executed after installation of each block), and (3) Module Acceptance Testing (executed after installation of all blocks). Acceptance Testing shall be based on the acceptance procedures and test cases defined in the applicable Customization Specification Document. A Plan of Correction shall be submitted to the Buyer one (1) week after acceptance testing.

The Seller shall support the On-Site System Testing of the total Automated
DB2 Warrant and Integrated Digitized Photo Imaging System in accordance with the overall program milestones identified in Section 1.2.2. The Seller shall support Final System Acceptance Testing of the Automated DB2 Warrant and Integrated Digitized Photo Imaging in accordance with ATTACHMENT 7 of this subcontract, and the overall program milestones identified in Section 1.2.2. The Seller shall deliver the final "as-built" Customization Design Documents two (2) weeks prior to the start of the Final System Acceptance Testing of the total Automated DB2 Warrant and Integrated Digitized Photo Imaging System.

3.7 TRAINING

The Seller shall conduct training for the Federal Interface Subsystem, the Basic Photo Imaging System, the Intelligence Subsystem, and the Missing Persons Subsystems in accordance with ATTACHMENT 8 of this subcontract. The Seller shall deliver to the Buyer the Training Material for review one (1) month prior to the start of training classes/activities. Any updates to the training material shall be delivered to the Buyer for review one (1) month prior to user distribution.

3.8 END-PRODUCT DOCUMENTATION

The Seller shall customize their standard documentation for the COTS product for the NYCPD procurement: the System Administration Manual, User's Manual, the Utilities Guide, and Support Reference Card. The Seller shall deliver to the Buyer for review the first set of documentation one (1) month prior to block 1 acceptance testing. Any updates to these documents shall be delivered to the Buyer for review one (1) month prior to user distribution.

3.9 MAINTENANCE & SUPPORT

The Seller shall provide pre-acceptance maintenance support up to and including 22 MAC (regardless of when final system acceptance occurs) and optional 5 years of maintenance and operational support from months 23 through 82. The maintenance and operations package shall provide
24-hrs-a-day, 7-days-a-week support to meet the availability requirements. As part of this maintenance and operations package, the Seller shall provide


                              Schedule B - 8                       Revision D

                                Schedule B
                             STATEMENT OF WORK

on-site response to a service call within 2 hours. The Seller shall be the single point of contact for all maintenance calls. The Seller shall provide access to a Help Desk via a 1-800 number 24 hours a day, 7 days a week. A description of the maintenance and operations support plan is provided in ATTACHMENT 6 of this subcontract.

4.0 CUSTOMER FURNISHED MATERIAL/EQUIPMENT/SERVICES

The Buyer has the responsibility to, and shall provide to the Seller the following items:
     Overall Project Schedule
     Test Data (for generation of Warrants)
     Interface Control Document (to be completed by CSR)


                              Schedule B - 9                       Revision D

                                                                 CONFIDENTIAL
                                 Schedule C

---------------------------------------------------------------------------------------------------
                                                                                      Ext. Maint.
               Nomenclature                 Qty      Unit Price      Total Price      per Month
---------------------------------------------------------------------------------------------------
HOUSING AUTHORITY MODULE
CAPTURE CAMERA SUB-SYSTEM W/REMOTE              0      $13,500                $0            $135
FF2 CAPTURE IMAGESTATION                        0       $9,500                $0             $95
FF2 DISPLAY IMAGESTATION                       31       $6,500          $201,500             $65
INSTALLATION, SHIPPING, STORAGE                 1      $30,000           $30,000              $0
COLOR LASER PRINTER SUB-SYSTEM                 13       $9,500          $123,500             $95
SMALL FORMAT COLOR PRINTER SUB-SYSTEM           0       $3,750                $0             $38
LARGE FORMAT COLOR PRINTER SUB-SYSTEM           0      $12,000                $0            $120
BLACK & WHITE LASER PRINTER SUB-SYSTEM          0       $2,250                $0             $23
TRAINING                                        1      $10,000           $10,000              $0
DOCUMENTATION                                   1           $0                $0              $0
===================================================================================================
TOTAL                                                                   $365,000            $571
===================================================================================================

---------------------------------------------------------------------------------------------------
                                                                                      Ext. Maint.
               Nomenclature                 Qty      Unit Price      Total Price      per Month
---------------------------------------------------------------------------------------------------
EARLY/FIS
CAPTURE CAMERA SUB-SYSTEM W/REMOTE             11      $13,500          $148,500            $135
FF2 CAPTURE IMAGESTATION                       11       $9,500          $104,500             $95
FF2 DISPLAY IMAGESTATION                       14       $6,500           $91,000             $65
INSTALLATION, SHIPPING, STORAGE                 1      $40,000           $40,000              $0
COLOR LASER PRINTER SUB-SYSTEM                  6      $10,000           $60,000            $100
SMALL FORMAT COLOR PRINTER SUB-SYSTEM           0       $3,750                $0             $38
LARGE FORMAT COLOR PRINTER SUB-SYSTEM           0      $12,000                $0            $120
BLACK & WHITE LASER PRINTER SUB-SYSTEM         14       $2,250           $31,500             $23
FF2 IMAGEBANK--RENTAL (UP TO 9 MON)             1       $5,000            $5,000              $0
FF2 IMAGESTORAGE--RENTAL (UP TO 9 MON)          1      $10,000           $10,000              $0
DELTA INSTALL, DEINSTALL, DATA LOAD             1      $20,000           $20,000              $0
TRAINING                                        6       $1,000            $6,000              $0
DOCUMENTATION                                   1           $0                $0              $0
===================================================================================================
TOTAL                                                                   $516,500            $576
===================================================================================================

---------------------------------------------------------------------------------------------------
                                                                                      Ext. Maint.
               Nomenclature                 Qty      Unit Price      Total Price      per Month
---------------------------------------------------------------------------------------------------
BASIC SYSTEM MODULE
CAPTURE CAMERA SUB-SYSTEM W/REMOTE              0      $13,500                $0            $135
FF2 CAPTURE IMAGESTATION                        1       $9,500            $9,500             $95
FF2 DISPLAY IMAGESTATION                       77       $6,500          $500,500             $65
SCANNER SUB-SYSTEM                              1       $9,500            $9,500             $95
COLOR LASER PRINTER SUB-SYSTEM                  6      $10,000           $60,000            $100
SMALL FORMAT COLOR PRINTER SUB-SYSTEM           8       $3,750           $30,000             $38
LARGE FORMAT COLOR PRINTER SUB-SYSTEM           0      $12,000                $0            $120
BLACK & WHITE LASER PRINTER SUB-SYSTEM         62       $2,250          $139,500             $23
FF2 IMAGEBANK                                   2     $105,000          $210,000          $1,050
FF2 IMAGESTORAGE                                2     $260,000          $260,000          $2,600
FF2 OPTICAL SUB-SYSTEM                          1      $50,000           $50,000            $500
WARRANTS INTERFACE DEVELOPMENT                  1      $70,000           $70,000            $700
NYCPD CUSTOMIZATION                             1      $70,000           $70,000            $700
SEALING SOFTWARE DEVELOPMENT                    1           $0                $0              $0
INSTALLATION, SHIPPING, STORAGE                 1     $180,000          $180,000              $0
ONSITE SUPPORT STAFF                                        $0                $0          $8,333
TRAINING                                        1      $60,000           $60,000              $0
DOCUMENTATION                                   1      $10,000           $10,000            $100
===================================================================================================
TOTAL                                                                 $1,659,000         $13,354
===================================================================================================

                                           Page 1

                                 Schedule C

---------------------------------------------------------------------------------------------------
                                                                                      Ext. Maint.
               Nomenclature                 Qty      Unit Price      Total Price      per Month
---------------------------------------------------------------------------------------------------
INTELLIGENCE MODULE
STILL VIDEO CAPTURE SUB-SYSTEM                  2       $6,500           $13,000             $65
FF2 CAPTURE IMAGESTATION                        2       $9,500           $19,000             $95
FF2 DISPLAY IMAGESTATION                        2       $6,500           $13,000             $65
SCANNER SUB-SYSTEM                              2       $9,500           $19,000             $95
COLOR LASER PRINTER SUB-SYSTEM                  1      $10,000           $10,000            $100
SMALL FORMAT COLOR PRINTER SUB-SYSTEM           1       $3,750            $3,750             $38
LARGE FORMAT COLOR PRINTER SUB-SYSTEM           0      $12,000                $0            $120
BLACK & WHITE LASER PRINTER SUB-SYSTEM          0       $2,250                $0             $23
INTELLIGENCE APPLICATION DEVELOPMENT            1     $130,000          $130,000          $1,300
IMAGING SOFTWARE DEVELOPMENT                    1           $0                $0              $0
SEALING SOFTWARE DEVELOPMENT                    1           $0                $0              $0
INSTALLATION, SHIPPING, STORAGE                 1      $12,500           $12,500              $0
ONSITE SUPPORT STAFF                                        $0                $0              $0
TRAINING                                        1       $2,000            $2,000              $0
DOCUMENTATION                                   1       $7,500            $7,500             $75
===================================================================================================
TOTAL                                                                   $229,750          $1,976
===================================================================================================


---------------------------------------------------------------------------------------------------
                                                                                      Ext. Maint.
               Nomenclature                 Qty      Unit Price      Total Price      per Month
---------------------------------------------------------------------------------------------------
MISSING PERSONS MODULE
STILL VIDEO CAPTURE SUB-SYSTEM                  1       $6,500            $6,500             $65
FF2 CAPTURE IMAGESTATION                        1       $9,500            $9,500             $95
FF2 DISPLAY IMAGESTATION                        1       $6,500            $6,500             $65
SCANNER SUB-SYSTEM                              1       $9,500            $9,500             $95
COLOR LASER PRINTER SUB-SYSTEM                  0      $10,000                $0            $100
SMALL FORMAT COLOR PRINTER SUB-SYSTEM           1       $3,750            $3,750             $38
LARGE FORMAT COLOR PRINTER SUB-SYSTEM           0      $12,000                $0            $120
BLACK & WHITE LASER PRINTER SUB-SYSTEM          0       $2,250                $0             $23
MISSING PERSON APPLICATION DEVELOPMENT          1     $120,000          $120,000          $1,200
IMAGING SOFTWARE DEVELOPMENT                    1           $0                $0              $0
SEALING SOFTWARE DEVELOPMENT                    1           $0                $0              $0
INSTALLATION, SHIPPING, STORAGE                 1       $5,000            $5,000              $0
24 HOURS/DAY--7 DAYS/WEEK SUPPORT                           $0                $0              $0
ONSITE SUPPORT STAFF                                        $0                $0              $0
TRAINING                                        1       $1,000            $1,000              $0
DOCUMENTATION                                   1       $7,500            $7,500             $75
===================================================================================================
TOTAL                                                                   $169,250          $1,876
===================================================================================================

                                           Page 2


                                 Schedule C

---------------------------------------------------------------------------------------------------
                                                                                      Ext. Maint.
               Nomenclature                 Qty      Unit Price      Total Price      per Month
---------------------------------------------------------------------------------------------------
ADDITIONAL EQUIPMENT OPTIONS
STILL VIDEO CAPTURE SUB-SYSTEM               each       $8,500                               $85
FF2 CAPTURE IMAGESTATION                     each       $9,500                               $95
FF2 DISPLAY IMAGESTATION                     each       $6,500                               $65
SCANNER SUB-SYSTEM                           each       $9,500                               $95
ADDITIONAL STORAGE - CENTRAL SITE            each      $20,000                              $200
STILL VIDEO PLAYBACK SUB-SYSTEM              each       $6,500                               $65
STILL VIDEO CAPTURE SUB-SYSTEM               each       $6,500                               $65
REMOTE FOCUS AND ZOOM CONTROL LENS           each       $5,000                               $50
AUTOMATED WEIGHT CAPTURE                     each       $3,650                               $37
COLOR LASER PRINTER SUB-SYSTEM               each      $10,000                              $100
                                             1-25       $9,500                               $95
                                            26-50       $9,000                               $90
                                             51+        $8,500                               $85
SMALL FORMAT COLOR PRINTER SUB-SYSTEM        each       $3,250                               $33
                                             1-50       $3,250                               $33
                                             51+        $3,000                               $30
LARGE FORMAT COLOR PRINTER SUB-SYSTEM        each      $13,000                              $130
                                             1-50      $12,500                              $125
                                             51+       $11,500                              $115
BLACK & WHITE LASER PRINTER SUB-SYSTEM       each       $2,250                               $23
                                             1-25       $2,250                               $23
                                            26-50       $2,250                               $23
                                             51+        $2,250                               $23
---------------------------------------------------------------------------------------------------

                               Attachment 1
                             SYSTEM OVERVIEW


1.       Introduction

The purpose of this attachment is to provide a system-level overview of the Automated DB2 Warrant and Integrated Digitized Photo Imaging System.

Section 2 provides a high-level functional overview describing the systems/subsystems, the data associated with the systems/subsystems, the interfaces between those systems/subsystems, and the interfaces to external systems. Section 3 identifies the hardware and software components for the systems/subsystems. Section 4 provides a physical view of the systems/subsystems including the connectivity between the systems/subsystems, connectivity to the external systems, and the detailed specifications for each of the Commercial-Off-The-Shelf (COTS) components of the systems/subsystems.

2.       Functional Overview

The Automated DB2 Warrant and Integrated Digitized Photo Imaging System consists of two main functional components: (1) the Automated DB2 System, and
(2) the Photo Imaging System. A functional overview is provided in Exhibit 2-1 showing the subsystems of the Automated DB2 System, the subsystems of the Photo Imaging System, the data associated with each of the subsystems, the interfaces between the subsystems, and the interfaces to external systems. As shown in Exhibit 2-1, the Automated DB2 System and the Photo Imaging System are independent systems with three defined interfaces. The Automated DB2 System sends Warrant data and Seal/Unseal notifications to the Photo Imaging System. The Photo Imaging System sends UF90 data (audit data of who received a photo and when) to the Automated DB2 System. A brief description of each system/sub-system is provided in the following sections.

2.1      Automated DB2 System Overview

The Automated DB2 System will be developed in MicroFocus Cobol and will execute on NYCPD's existing mainframe, the IBM 3090-400J, in a CICS/DB2 environment. (Attachment K of this contract provides the detailed hardware and software configuration of the existing NYCPD mainframe environment.) The Automated DB2 System consists of the (1) Warrant System, (2) Name Search System, (3) Sealing System, and (4) Database Conversion software. A brief description of each these systems is provided in the following paragraphs.

2.1.1    Warrant System

The Warrant System will support the data entry and tracking of Warrants, Wants, Recidivists, and Drug Users, and investigative actions associated with Warrants and Wants. The Warrant System will replace the current Warrant/Want/WOLF system. The Warrant System can receive warrant data from the Office of Court Administration (OCA) and will transmit certain types of warrants to DCJS. The Warrant System will initiate name searches against the Warrant System Data. The Warrant System will send warrant data to the Photo Imaging System so that hardcopy Warrants, with or without imbedded mugshots, can be printed on the Photo Imaging System printers either in black & white or in color.


                           System Overview: 1                Revision C

                                  [FLOWCHART]





        Exhibit 2-1 Overview of Automated DB2 Warrant and Integrated Digitized
                               Photo Imaging System

                                   Attachment 1
                                 SYSTEM OVERVIEW


2.1.2    Name Search System

The Name Search System will support the ability to search the data maintained by the Warrant System using a combination of Name, DOB, Sex, and Race. The Name Search System will use the NCIC-2000 NYSIIS algorithm for converting the name string into the "phonetic" equivalent.

2.1.3    Sealing System

The Sealing System will support the electronic sealing and unsealing of the photo images associated with an arrest. The Sealing System will receive seal/unseal requests from the On-Line Booking System (OLBS). The Sealing System will notify the Photo Imaging System of the Seal or Unseal event, send letters requesting the return of the photo to the command posts which received a copy of the photo, and track the return of the photos to the Sealed Records Unit. The Sealing System will receive UF90 data (audit data of who received a photo and when) from the Photo Imaging System.

2.1.4    Database Conversion Software

The Database Conversion software will convert the existing Warrant/Want/WOLF records from the current VSAM/Adabas format to the new DB2 database format which will be used for the new Warrant System. This will be done on a one-time basis for the purpose of populating the new DB2 Warrant database.

2.2      Photo Imaging System Overview

The Photo Imaging System which utilizes photo/video imaging technology to capture, store, and retrieve "mugshots" will replace the present time consuming and labor intensive manual-intensive photo identification process. In addition, the Photo Imaging System will print warrants (with or without photos) and provide for on-line generation and printing of line-up photo arrays and mugshots. This system consists of three subsystems: the Basic Photo Imaging System and two investigative subsystems, the Intelligence Subsystem and the Missing Persons Subsystem. A brief description of each these systems/subsystems is provided in the following paragraphs.

2.2.1    Basic Photo Imaging System

The Basic Photo Imaging System will be a Commercial-Off-The-Shelf
(COTS)-based package which provides the capability to capture mugshots at the booking sites, create and print photo line-ups, produce warrants with or without imbedded mugshots, and support sealing and unsealing of photos. The Basic Photo Imaging System will exchange booking data with the On-Line Booking System (OLBS). The Basic Photo Imaging System will receive warrant data from the Warrant System so that hardcopy Warrants, with or without imbedded mugshots, can be printed on the Basic Photo Imaging System printers either in black & white or in color. The Basic Photo Imaging System will send UF90 data (audit data of who received a photo and when) to the Sealing System. The Basic Photo Imaging System is based on the COTS Photo Imaging System, "ForceField", which runs in a Unix environment.


                                System Overview: 3                Revision C


                                      ------------------------
                                        Automated DB2 Warrant
                                      and Integrated Digitized
                                        Photo Imaging System
                                      ------------------------
                                                 |
                                                 |
                   ------------------------------------------------------------------------------------------------------
                   |                                                                  |                                  |
                -------                                                          ---------                           --------
                 Photo                                                           Automated                           Communi-
                Imaging                                                             DB2                               cations
                 System                                                            System                             System
                -------                                                          ---------                           --------
                   |                                                                 |                                   |
   ---------------------------------------------------            -----------------------------------------          --------
   |               |            |           |        |            |        |         |          |          |         |        |
   |               |            |           |        |            |        |         |          |          |         |        |
 --------    ------------   ----------  --------- -------     --------  --------  --------  --------  ----------  -------- --------
                             Missing               Facial       DB2                 Name               Database   Communi-  Network
 Basic PI    Intelligence   Persons PI     PI      Aging        DASD     Warrant   Search   Sealing   Conversion  cations   Mngmnt
 Software    PI Software     Software   Hardware   System     Hardware  Software  Software  Software   Software   Devices  Software
 --------    ------------   ----------  --------- -------     --------  --------  --------  --------  ----------  -------- --------
                                            |                                                                         |
                                            |                                                                         |
      ----------------------------------------------------------------------------              -----------------------------------
      |           |             |              |            |          |          |             |         |          |         |
      |           |             |              |            |          |          |             |         |          |         |
  ----------   -------      ----------     ----------    --------  ---------   --------      -------   -------   ---------- -------
                            PI Central     PI Display-              PI Video                           Hdqrtrs   Precinct/   Male
  PI Capture      PI          Server          Only          PI      Freeze-      PI          Hdqrtrs   IP-SNA    Borough    DTE V35
   Stations    Cameras       Subsystem       Stations    Scanners    Frame     Printers      Routers   Gateway   Routers    Cables
  ----------   -------      ----------     ----------    --------  ---------   --------      -------   -------   ---------- -------
                                |                                                 |
                                |                                                 |
     -------------------------------------------              -----------------------------------
     |            |             |               |             |         |            |           |
     |            |             |               |             |         |            |           |
 ----------   ------------    ---------    ---------      --------   --------     --------    --------
              PI Magnetic                                            PI Color     PI Small    PI Large
 PI Central      Disk         PI Backup    PI Backup      PI B&W      Laser       Dye-Sub     Dye-Sub
  Servers       Storage        Server       Device        Printers   Printers     Printers    Printers
 ----------   ------------    ---------    ---------      --------   --------     --------    --------

                   Exhibit 3-1  NYCPD System Specifications Tree                 |  | Commercial-Off-The-Shelf (COTS)
                                                                                 |  | Developed

                                           ------------------------
                                             Automated DB2 Warrant
                                           and Integrated Digitized
                                             Photo Imaging System
                                           ------------------------
                                                      |
                                                      |
                        --------------------------------------------------------------------------
                        |                                                 |                       |
                        |                                                 |                       |
                    ---------                                         ---------               --------
                      Photo                                           Automated               Communi-
                     Imaging                                              DB2                 cations
                      System                                            System                 System
                    ---------                                         ---------               --------
                        |
                        |
   ----------------------------------------------------
   |             |           |             |          |
   |             |           |             |          |
--------   ------------   ----------   --------     ------
                           Missing                  Facial
Basic PI   Intelligence   Persons PI       PI       Aging
Software   PI Software     Software    Hardware     System
--------   ------------   ----------   --------     ------
                                          |
                                          |
     --------------------------------------------------------------------------
     |          |            |            |            |            |          |
     |          |            |            |            |            |          |
----------  -------     ----------  -------------   ---------   --------   --------
PI Capture     PI       PI Central   PI Display-       PI       PI Video
 Stations   Cameras       Server        Only        Scanners    Freeze-        PI
   (12)        (11)     Subsystem   Stations (91)     (1)        Frame     Scanners
----------  -------     ----------  -------------   ---------   --------   --------
                            |                                                  |
                            |                                                  |
   --------------------------------------------            --------------------------------------
   |                |             |            |           |         |             |             |
   |                |             |            |           |         |             |             |
----------     -----------   ---------    ---------    -------- -------------  ------------   ---------
               PI Magnetic                              PI B&W    PI Color      PI Small      PI Large
PI Central         Disk      PI Backup    PI Backup    Printers     Laser        Dye-Sub      Dye-Sub
Servers          Storage       Server       Device        (76)  Printers (12)  Printers (8)   Printers
----------     -----------   ---------    ---------    -------- -------------  ------------   ---------

                                                                             |  |  Components of Basic Photo Imaging System
                                                                             |  |  Shared Components of Basic Photo Imaging System

                      Exhibit 3-2 NYCPD System Specifications Tree - Basic Photo Imaging System

                                           ------------------------
                                             Automated DB2 Warrant
                                           and Integrated Digitized
                                             Photo Imaging System
                                           ------------------------
                                                      |
                                                      |
                        --------------------------------------------------------------------------
                        |                                                 |                       |
                        |                                                 |                       |
                    ---------                                         ---------               --------
                      Photo                                           Automated               Communi-
                     Imaging                                              DB2                 cations
                      System                                            System                 System
                    ---------                                         ---------               --------
                        |
                        |
   ----------------------------------------------------
   |             |           |             |          |
   |             |           |             |          |
--------   ------------   ----------   --------     ------
                           Missing                  Facial
Basic PI   Intelligence   Persons PI       PI       Aging
Software   PI Software     Software    Hardware     System
--------   ------------   ----------   --------     ------
                                          |
                                          |
     --------------------------------------------------------------------------
     |          |            |            |            |            |          |
     |          |            |            |            |            |          |
----------  -------     ----------  -------------   ---------   ---------   --------
PI Capture     PI       PI Central   PI Display-       PI       PI Video
 Stations   Cameras       Server        Only        Scanners    Freeze-        PI
   (2)                   Subsystem   Stations (2)      (2)      Frame (2)   Printers
----------  -------     ----------  -------------   ---------   ---------   --------
                            |                                                  |
                            |                                                  |
   --------------------------------------------            --------------------------------------
   |                |             |            |           |         |             |             |
   |                |             |            |           |         |             |             |
----------     -----------   ---------    ---------    -------- -------------  ------------   ---------
               PI Magnetic                              PI B&W    PI Color      PI Small      PI Large
PI Central         Disk      PI Backup    PI Backup    Printers     Laser        Dye-Sub      Dye-Sub
Servers          Storage       Server       Device               Printers (1)  Printers (1)   Printers
----------     -----------   ---------    ---------    -------- -------------  ------------   ---------

                                                                             |  |  Components of Intelligence Subsystem
                                                                             |  |  Shared Components of Intelligence Subsystem

                      Exhibit 3-3 NYCPD System Specifications Tree - Intelligence Subsystem

                                           ------------------------
                                             Automated DB2 Warrant
                                           and Integrated Digitized
                                             Photo Imaging System
                                           ------------------------
                                                      |
                                                      |
                        --------------------------------------------------------------------------
                        |                                                 |                       |
                        |                                                 |                       |
                    ---------                                         ---------               --------
                      Photo                                           Automated               Communi-
                     Imaging                                              DB2                 cations
                      System                                            System                 System
                    ---------                                         ---------               --------
                        |
                        |
   ----------------------------------------------------
   |             |           |             |          |
   |             |           |             |          |
--------   ------------   ----------   --------     ----------
                           Missing                    Facial
Basic PI   Intelligence   Persons PI       PI         Aging
Software   PI Software     Software    Hardware     System (1)
--------   ------------   ----------   --------     ----------
                                          |
                                          |
     --------------------------------------------------------------------------
     |          |            |            |            |            |          |
     |          |            |            |            |            |          |
----------  -------     ----------  -------------   ---------   ---------   --------
PI Capture     PI       PI Central   PI Display-       PI       PI Video
 Stations   Cameras       Server        Only        Scanners    Freeze-        PI
   (1)                  Subsystem   Stations (1)      (1)       Frame (1)   Printers
----------  -------     ----------  -------------   ---------   ---------   --------
                            |                                                  |
                            |                                                  |
   --------------------------------------------            --------------------------------------
   |                |             |            |           |         |             |             |
   |                |             |            |           |         |             |             |
----------     -----------   ---------    ---------    -------- -------------  ------------   ---------
               PI Magnetic                              PI B&W    PI Color      PI Small      PI Large
PI Central         Disk      PI Backup    PI Backup    Printers     Laser        Dye-Sub      Dye-Sub
Servers          Storage       Server       Device                Printers     Printers (1)   Printers
----------     -----------   ---------    ---------    -------- -------------  ------------   ---------

                                                                             |  |  Components of Missing Persons Subsystem
                                                                             |  |  Shared Components of Missing Persons Subsystem

                      Exhibit 3-4 NYCPD System Specifications Tree - Missing Persons Subsystem

----------------------------------------------------------------------------------------------------------------------------------
       ------------------------
                IBM 3090-400J                        Warrant & Name
                                                     Search System Data:
DCJS--                          ------                - Warrant Data
                           ----  DASD                 - Want Data
OCA --   OLBS                   ------                - Recidivist Data
                                                      - Drug User Data                           Photo Imaging
         Warrant System                               - Investigative Data                       Central Server
         Name Search System                          Sealing System Data:                           Subsystem
         Sealing System                               - Sealing Data
         Database Conversion                          - UF90 Data
       ------------------------

                                                         LAN

NOTE:
- All Hardware and System Software for the
  Automated DB2 System is provided by NYCPD
  (except the DASD)

- Infrastructure for access to the Automated DB2      -------------
  System from remote sites already exists              Routers (3)                             Headquarters
                                                      -------------                         (Manhattan Central)

----------------------------------------------------------------------------------------------------------------------------------
                                                  NOTE: all WAN connections are
                                                  already in place

                      -----------------                                          -----------------
                         Routers (76)                                               Routers (6)
                      -----------------                                          -----------------
                             |                                                            |
                             |                                                            |
           ---------------------------------------                       --------------------------------------
                     Precincts (76 Sites)                                       Central Booking (6 Sites)

            - Existing Workstations with access                            - Existing Workstations with
              to Mainframe Applications                                      access to Mainframe Applications

            - Existing LAN                                                 - Existing LAN

            - Existing Printers (output from                               - Existing Printers (output from
              Mainframe Applications)                                        Mainframe Applications)
           ---------------------------------------                       --------------------------------------

                                                                                                                  | | Comm Option
                                                                                                                  | | SAIC Provided


                          Exhibit 4-1 Automated DB2 Systems Diagram & Connectivity to External Systems


                                             [GRAPH]

Exhibit 4-2 Photo Imaging Systems Diagram & Connectivity to External Systems

                                             [GRAPH]

Exhibit 4-3 Automated DB2 Warrant and
Integrated Digitized Photo Imaging System Block Diagram

                             Automated DB2 System

                                    [GRAPH]

                Photo Imaging System: Central Server Subsystem

                                    [GRAPH]

                 Basic Photo Imaging System: Capture Subsystem

                                    [GRAPH]

               Basic Photo Imaging System: Station-Level Subsystem
                       Intelligence      Missing Person

                                    [GRAPH]

Exhibit 4-4 Configuration of each system/subsystem with detailed specifications for each component

                                  Attachment 1
                                 SYSTEM OVERVIEW


sites which will have access to the Photo Imaging System functionality. The Central Server Subsystem resides at headquarters on its own LAN and is connected to the remote sites via the existing WAN infrastructure. The Basic Photo Imaging System is further broken down into (1) the Capture Subsystem which is located at the central booking sites, and (2) the Station-Level Subsystem which is located at precincts and special units. The Station-Level Subsystem consists of 76 precinct configurations and 16 special unit configurations. All workstations for the Photo Imaging System will be connected to the existing LANs.

EXHIBIT 4-3 provides a high-level diagram of the hardware components of the system and subsystems and the connectivity between those components.

EXHIBIT 4-4 provides the exact configuration of each subsystem, including the types and quantities of components and the detailed specifications for each of the components. The exact configuration for the precincts and each type of special unit within the Station-Level Subsystem is also shown in Exhibit 4-4.





                                System Overview: 11                  Revision C

                                  Attachment 1
                              PHOTO IMAGING SYSTEM


1. INTRODUCTION

1.1 OVERVIEW - DESCRIPTION

The Photo Imaging System will utilize photo/video imaging technology to capture, store, and retrieve "mugshots" and will replace the present time consuming and labor intensive photo identification process. In addition, the Photo Imaging System will print warrants (with or without photos) and provide for on-line generation and printing of line-up photo arrays and mugshots. The Photo Imaging System is based on the Commercial-Off-The-Shelf (COTS) photo imaging system, "ForceField", which runs in a Unix environment. The Photo Imaging System consists of three subsystems: the Basic Photo Imaging System and two investigative subsystems, the Intelligence Subsystem and the Missing Persons Subsystem. A brief description of each these systems/subsystems is provided in the following paragraphs.

     THE BASIC PHOTO IMAGING SYSTEM will provide the capability to capture mugshots at the booking sites, create and print photo line-ups, produce warrants with or without imbedded mugshots, and support sealing and unsealing of photos. The Basic Photo Imaging System will exchange booking data with the On-Line Booking System (OLBS). The Basic Photo Imaging System will receive warrant data from the Warrant System so that hardcopy Warrants, with or without imbedded mugshots, can be printed on the Basic Photo Imaging System printers either in black & white or in color. The Basic Photo Imaging System will send UF90 data (audit data of who received a photo and when) to the Sealing System and will receive seal/unseal notifications from the Sealing System.

     THE INTELLIGENCE SUBSYSTEM will support the retention of electronic photographs/images and reference data associated with intelligence information which can include general intelligence, gangs, organized crime, threats, and other intelligence sources. The Intelligence Subsystem will send UF90 data (audit data of who received a photo and when) to the Sealing System and will receive seal/unseal notifications from the Sealing System. The Intelligence Subsystem will be capable of obtaining photos/mugshots from the Basic Photo Imaging System.

     THE MISSING PERSONS SUBSYSTEM will support the retention of electronic photographs and alpha-numeric data associated with missing persons, unidentified persons (unidentified DOA and amnesia victims), and body-parts. The Missing Persons Subsystem will receive missing persons data from the DB2 Missing Persons Case Management System. The Missing Persons Subsystem will be capable of obtaining photos/mugshots from the Basic Photo Imaging System. In addition, this subsystem incorporates a stand-alone commercial facial aging system, "PhotoSketch", to be provided by the Buyer.

EXHIBIT 1.1-1 provides a high-level functional view of the Photo Imaging System and its associated functional subsystems: the Basic Photo Imaging System, the Intelligence Subsystem, and the Missing Persons Subsystem. Because all three functional subsystems are supported by the same central server configuration, this central server configuration is broken out as a separate subsystem. In addition, the Basic Photo Imaging System is broken down into (1) the Capture Subsystem which is located at the central booking sites,

                            Photo Imaging System: 1                  Revision C

                                 [GRAPH]













Exhibit 1.1-1 High-level Functional view of the Photo Imaging System and its Associated Subsystems.


                           Photo Imaging System: 2

                                  Attachment 1
                              PHOTO IMAGING SYSTEM

and (2) the Station-Level Subsystem which is located at precincts and special units. The Station-Level Subsystem consists of 76 precinct configurations and 16 special unit configurations.

EXHIBIT 1.1-2 provides the exact configuration of each physical subsystem, including the types and quantities of components and the detailed specifications for each of the components. A brief description of each of the physical subsystems shown in EXHIBIT 1.1-2 is provided in the following paragraphs.

      The CENTRAL SERVER SUBSYSTEM consists of a pair of Sun SPARCserver 20s with shared access to the centralized images and pedigree data on RAID Level-5 disks via 25 MB/sec Fiber Optics. This configuration provides fail-save operations using the High Availability Option: if one server goes down, the other server takes over the functions of the failed server. This level supports the on-line repository of all Borough images and pedigree data, and the optical disk storage for backup and archival purposes. When an image is added to the central image repository, a copy is also written to the optical disk. After 3 years, the magnetic copy of the image is deleted from magnetic disk but will remain on optical disk for archival purposes. All searches are serviced at this level, and a list of "matches" are returned to the workstations. In addition, the Network and System Management is performed from this level.

      The CAPTURE SUBSYSTEM consists of a Pentium-based Unix workstation, with a video capture board for digitizing the photo images from the Hitachi HV-C20 camera. Each Borough provides centralized photo image capture for its associated Precincts during the booking process. The number of Capture Subsystems allocated to each of the Boroughs is based on the expected workload (i.e.: number of bookings) performed at that Borough. The Capture Subsystem temporarily stores the image(s) on its local magnetic disk storage and sends a copy of the image(s) to the Central Server Subsystem. The Capture Subsystem can perform in a stand-alone mode for a period of time.

      The STATION-LEVEL SUBSYSTEM consists of a Pentium-based Unix workstation and a variety of printers for the display of photos, generation and printing of photo line-ups, and the printing of both color and black-and-white warrants. The types and quantities of components allocated to each type of station is shown in EXHIBIT 1.1-2.

      The INTELLIGENCE SUBSYSTEM consists of the standard Display Stations and Capture Stations with a Tektronix Phaser 540 laser color printer, a Mitsubishi CP50 dye-sublimation color printer, and the Hitachi HV-C20 with a copy-stand.

      The MISSING PERSONS SUBSYSTEM consists of the standard Display Station and Capture Station with a Mitsubishi CP50 dye-sublimation color printer and the Hitachi HV-C20 with a copy-stand.


                            Photo Imaging System: 3                  Revision C

                                   [DIAGRAM]






       EXHIBIT 1.1-2 Configuration of each system/subsystem with detailed specifications for each component

                               Photo Imaging System: 4

                                  Attachment 1
                              PHOTO IMAGING SYSTEM


1.2 OVERVIEW - FEATURES

The system will be a turnkey solution that utilizes a client/server architecture communicating over the token-ring local area network (LAN) existing at the boroughs, as well as an existing wide area network (WAN). A pair of file servers at the Central Data Server site will ensure redundancy. The system architecture approach to the ForceField system offers the utmost in system availability, very efficient network load management, and flexibility in data searches. The open system architecture of the ForceField system will ensure future flexibility of programming options.

The Precinct workstations, the client portion of the client/server architecture, are configured around powerful workstations with processing capabilities to provide rapid response to requests from the user, allowing the Central Data Site Servers to focus on the efficient management and transfer of data and images to the workstations. The workstation's processing facility is used for managing the user interface, local compression/decompression, image review and enhancement and image input/output device control. These workstations will be tied to the Central Site Servers over the existing LAN.

To handle additional workstations and future enhancements without degrading the response times of the system, the Central Data Servers can be easily upgraded with additional memory, more or faster disks and other enhancements as desired. Should the Central Site completely outgrow their current servers, more powerful servers can be installed with little or no effect to the application software.

KEY FEATURES OF THE FORCEFIELD SYSTEM. During the initial research and development of the ForceField System, various concepts and design goals were defined as essential to a viable image database and automated warrant system. An ongoing commitment to development has yielded the most powerful tool for use by law enforcement agencies worldwide. Key features of the system include:

- MULTI-FUNCTION UNIX WORKSTATIONS. The latest development encompasses truly multi-tasking and multi-function client/server workstations.

- LARGE-SCALE DATABASE MANAGEMENT. SYBASE%, a high-speed relational database, was selected for the system and forms the basis for managing textual data. Since no commercially available software exists for managing large numbers of images, specialized software was developed to store and retrieve images efficiently. This software is device independent and supports both magnetic and optical drives.

- DOD COMMUNICATIONS PROTOCOL. The communication protocol used by the ForceField system is the Department of Defense standard TCP/IP. Token-Ring is fully supported by the ForceField system configuration provided as part of this contract. In addition, a variety of other physical networking options such as asynchronous RS-232 using SLIP (Serial Line Internet Protocol), fiber optics, microwave, and Ethernet can be supported by the ForceField system (although not included in this contract), allowing for both local-area and wide-area networks.

- ON-LINE MULTI-USER CAPABILITY. The image database is an information resource, available for access by a large number of users and was designed to be on-line 24 hours/day -- 7 days/week.


                         Photo Imaging System:  5                     Revision C

                              Attachment 1
                          PHOTO IMAGING SYSTEM

- STRICT ACCESS CONTROL. The New York City Police Department System Administrators will receive special training and will become the in-house experts responsible for the system. The System Administrators determine what functions are available to different personnel and workstations. Through a single designated system console, the System Administrators can assign and identify specific functions each operator or terminal is authorized to perform. Hierarchical security levels controlled by the System Administrators are provided in the system, ranging from the lowest level that allows only input of data to the highest level that permits a complete reorganization of data.

- PROTECTED OPERATOR SIGN-ON/OFF. An operator's identity and authorization code must be verified before he/she can begin a work session. This process is called CONNECTION and is performed by using the CONNECT command on the system menu. An operator must have a pre-assigned user name and password before they can CONNECT. When the session is completed, the DISCONNECT command is used. In addition, the system will automatically DISCONNECT a user after a specified inactive time period.

- EASE OF USE. As the end-users perceive the ForceField system as a tool assisting them in completing their work quickly and efficiently, a large amount of development effort was spent on the design of an easy-to-use user interface. The software is menu-driven and incorporates both pull-down and pop-up windows. The easy to operate user-interface allows most functions to be performed through a traditional keyboard sequence or mouse selection. Screens and messages have been designed to inform the users, as well as put them at ease.

- HIGH-RESOLUTION PHOTO CAPTURE. The Hitachi HV-C20, a high quality, 3-CCD, RGB camera can be controlled via RS-232 connection. By utilizing the remote control capability, a workstation can automatically adjust the gain, color balance, pedestal, and iris to pre-defined optimal levels -- ensuring consistency from image to image. This also enables the system to automatically compensate for skin-tone regardless of clothing color. The capture station will be equipped with an appropriate lighting system for quality images with minimal shadowing. Three point lighting will be incorporated with the 18% gray background and a reflective pedestal to provide optimum capture conditions. The camera will be securely mounted on a wall or ceiling at a height that will provide limited access to inmates. The camera will be equipped with the Vicon Model V3000 APT remote pan & tilt mechanism. This wall mounted device can be controlled by a control stick located at the workstation. The camera and lens configuration will ensure consistent capture of short and tall subjects.

- PHOTO CAPTURE FLEXIBILITY. The Hitachi HV-C20 RGB camera can be attached to a copy stand for the input of existing positive or negative images, including identifiable photos, fingerprint cards, or other related documents.

- WIDE ARRAY OF PRINTERS. The system supports a variety of printer options ranging from economical black and white printers utilizing standard copier paper for the production of internal jail cards, warrants, and other agency defined forms, to large format color printers used for ID card production, suspect prints, and photo lineups used in court cases.

- JPEG COMPRESSION TECHNOLOGY. Advanced techniques, based on the JPEG (Joint Photography Experts Group) compression standards, are used to reduce the image storage and transmission needs. Compression ratios of 10:1 to 15:1 ensure the


                         Photo Imaging System:  6                     Revision C

                               Attachment 1
                          PHOTO IMAGING SYSTEM

  image can be reconstructed with no degradation visible to the human eye.
  It is the our intent to be remain compliant with the ANSI X3L2.8 compression standards. Given the size of the CAL-PHOTO mug images of 400,000 bytes uncompressed, a compression ratio of 15:1 may be used to yield a compressed image size of 25,000 bytes.

- SECURE REMOTE DIAGNOSTICS. As the system has been developed to span a wide geographic area, remote diagnostic capability for the hardware and software of all components of the system is standard. The System Administrators are provided the necessary utilities to monitor and in some cases reconfigure workstations from the server system console. The remote diagnostic capability is used by the Seller's technical support personnel in diagnosing problems, as well as in upgrading software releases and installing new features. To prevent unauthorized remote access, modem password protection, call back features and port password protection are all available as part of the system.

- AUTOMATIC START-UP AND RECOVERY. The ForceField system start-up is automatic. The boot sequence will start all necessary processes, open required files, and create batch queues for necessary batch jobs. In the event the system was previously shutdown improperly, disk and database recovery are automatic. In normal use, a workstation is left in continuous operation after it is installed and rarely powered down. In the event a workstation needs to be powered on, the initializing of hardware and loading of software takes no more than five minutes.

- ON-LINE SYSTEM BACKUP AND RESTORATION. Both the textual information and the image data can be backed-up while the system is in full operation. The text data is copied to magnetic tape, while the image files will be written to large-format optical WORM.

- AUDIT TRAIL FACILITIES. To ensure adequate documentation of database record review and modifications, audit trail facilities will be part of the system.




                         Photo Imaging System:  7                     Revision C

                            Attachment 1
                        PHOTO IMAGING SYSTEM


2.  REQUIREMENTS

This section provides the system requirements for the Photo Imaging System. As stated in section 1; the solution provided by the Seller for the Photo Imaging System is a COTS product, Forcefield. As part of this COTS package, NYCPD-specific customization of screen formats, print formats, database content, and data validation rules will be done. The detailed customization specifications for the Basic Photo Imaging System, the Intelligence Subsystem, and Missing Persons Subsystem will be developed during the customization definition phase, documented in a Customization Specifications Document, and reviewed during the Customization Specifications Review.

2.1  ENVIRONMENT

The application software and hardware will support the Department's environment. The ForceField system, built around an open system architecture, will ensure future flexibility of programming options. Additionally, it is the overall objective to provide a standardized imaging solution for law enforcement agencies that can be tied to a network for the exchange of information with other agencies utilizing varying imaging systems. By strictly adhering to the CAL-PHOTO standards, the system will offer consistent data transmission quality that will enable useful information exchange between agencies. Future replacement and upgrades associated with the related hardware and software will be supported.

2.1.1  LAN ENVIRONMENT

The Department's LAN environment is described in this section.

2.1.1.1 NETWORK REQUIREMENTS

2.1.1.1.1 Token-Ring LAN Environment.
Communications among workstations and servers will be over existing Novell token-ring LANs, and through WAN communications networks supplied by the Department. All workstations and servers will be configured with token-ring network interface cards which will allow physical connection to the Novell networks. Communications among the devices will be through peer-to-peer TCP/IP protocols rather than through the Department's Netware servers. However, the Department's routers will need to be configured for TCP/IP use.

Communication between the Department's 3090 mainframe and the ForceField data server will be via SNA/3270 protocol emulation software (I/O Connect) and physical gateway. Support is also available for LU 6.2 and TCP/IP. The final protocol choice will be made as a joint decision between the Buyer and Seller.

2.1.1.1.2 Mainframe Interface.
The Department shares criminal justice information with the Office of Court Administration (OCA) via the Department's IBM 3090. As many law enforcement agencies share criminal justice data on a mainframe, a key concern is how the imaging system will interface with the mainframe system to avoid duplicate data entry. A real-time interface will be established to OLBS. In addition to the real-time interface, a batch interface to OLBS will also be provided to handle those situations in which either the OLBS system is not available, or when the OLBS data is incomplete, or when the OLBS data has been updated. The


                       Photo Imaging System: 8
                                                                   Revision C

                            Attachment 1
                        PHOTO IMAGING SYSTEM

transaction protocols and content/format will be defined in the Interface Control Document which will be jointly developed by the Buyer and the Seller.

2.1.1.1.3 OLBS Interface.
Depending on the actual physical location chosen for the ForceField Central Data Server, either a direct gateway connection or a 56KB connection will be established. The ForceField workstations will access mainframe data through the ForceField server. This minimizes the number of connections coming into the 3090 and isolates any changes in the interconnect to a single machine.

OLBS currently runs in an ADABAS environment, but will be converted by the Department to DB2. The Department is responsible for modifying OLBS to send/receive the transactions, as defined in the Interface Control Document.

2.1.1.2  SYSTEMS/FILE SERVERS

The ForceField system's central processing will be handled by a pair of Sun Microsystems SPARCserver 20s with shared access to dual Sun Microsystems SPARCstorage Arrays supporting RAID level 5. This configuration provides FAIL-SAFE operations using OpenVision's OpenV* HIGH AVAILABILITY OPTION. If one server goes down, the other server takes over the functions of the failed server. Both pedigree and image searches from system ImageStations (display and capture workstations) will go against the database at the Central Data Server site. Because high-speed 25MB/sec fiber optic connections will be incorporated between these components, this fully replicated pair of file servers and storage arrays at the Central Data Server Site will provide fast access within a fully redundant and secure environment. An optical disk storage subsystem will be incorporated for image backup and archival purposes. This substystem is comprised of 2 SONY WDD-600 3.2 GB optical drives, 1 SONY WDC-610 optical controller, and is managed by a SPARC 5 optical server. In addition, the Network and System Management is performed from this level.

Communication between workstations and servers will be over existing Novell Token-Ring LANs and through WAN communication networks to be supplied by the Department. All workstations and servers will be configured with token-ring network interface cards that will allow physical connection to the Novell networks. Communications among the devices will be through peer-to-peer TCP/IP protocols rather than through the Department's Netware servers. However, the Department's routers must be configured for TCP/IP use.

The Sun Microsystems SPARCserver 5 and the SPARCserver 20 servers are members of an upward-compatible family of processors. These servers can accommodate future expansion by upgrading the CPU with minimal effect on applications software.

The Central Data Server will be configured to handle up to 175 TO 200 simultaneous users. The file servers at the Central Data Server site will be initially equipped with sufficient real main memory and enough input/output capability to support all the software functions and meet all the performance requirements, as specified in Attachment E. In addition, the server is capable of future expansion to twice the initially supplied memory and I/O capacity.

The system will be able to support double the original maximum amount of storage with appropriate upgrades to file server RAM and disk storage.

The dual SPARCserver 20 file servers will be configured with adequate disk space for system administration, buffering, and other server operations.


                       Photo Imaging System: 9
                                                                    Revision C

                            Attachment 1
                        PHOTO IMAGING SYSTEM


The dual SPARCserver 20 file servers will have their own dedicated system terminal and keyboard for software maintenance and other administrative tasks.

The dual SPARCserver 20 file servers will have their own laser jet printer for software database maintenance and will have the ability to print high quality black & white management reports.

The dual SPARCserver 20 file servers will provide multi-tasking, allowing workstations to query the database while other workstations are storing images. This is enabled by utilizing Sun Microsystems Solaris, a true UNIX multi-tasking operating environment.

The dual SPARCserver 20 file servers will be equipped with a UNISON Series - On-line - Sine Wave UPS manufactured by Tripp Lite. The model chosen is the MPS 1200 with backup times of 22 minutes (half load) and 10 minutes (full load), and a zero transfer time. This UPS provides 4 receptacles.

Because of the independent processing capability of the workstations, a total system shutdown is unlikely. In addition, equality in functions and processing power of the capture and display workstations allows them to be virtually interchangeable. In the event of a system outage, the ForceField "data shadowing" feature prevents the loss of virtually any data or images.

The system is capable of continued operation in degraded modes. The system will be provided with power conditioning equipment at each file server such that outage or fluctuations of commercial power will not significantly disrupt operation of the system.

2.1.1.2.1 File Server Specifications

The specification for the file server are as follows:

              a. MANUFACTURER:
                 Sun Microsystems, Inc.

              b. PROCESSOR -- TYPE, MANUFACTURER, SPEED
                 (Central Servers) - Superscalar SPARC Version 8

                 (Optical Archive Server) - SPARC Version 8.70 MHz

              c. AMOUNT OF STANDARD MAIN MEMORY; AMOUNT OF MEMORY THAT CAN BE
                 INCREASED WITHOUT SPECIAL BOARDS
                 (Central Servers)
                 128 MB standard main memory, expandable to 2.0 GBytes

                 (Optical Archive Server)
                 32 MB standard main memory, expandable to 256 MB

              d. AMOUNT OF CACHE
                 (Central Servers)
                 1 MB external

                 (Optical Archive Server)
                 8 KB data and 16 KB instruction on chip.


                       Photo Imaging System: 10
                                                                   Revision C

                            Attachment 1
                        PHOTO IMAGING SYSTEM

              e. CAPACITY OF INTERNAL HARD DISK
                 (Central Servers) - (1) 1.05 GB disk

                 (Optical Archive Server) - (1) 1.05 MB disk

              f. SIZE AND CAPACITY OF EXTERNAL STORAGE MEDIUM, MANUFACTURER,
                 ACCESS SPEED
                 Dual Sun Microsystems SPARCstorage Arrays supporting RAID 5.25MB/sec fiber optical connections between storage subsystem and servers. Configured with (24) 2.9 GB 5.25" full height differential SCSI-2 disk drives. These drives will have an access speed better than 15MS.

              g. TYPE AND NUMBER OF AVAILABLE SLOTS
                 (Central Data Servers & Optical Archive Server)
                 (3) S BUS expansion slots with 32-bit data bus width.

              h. OPERATING SYSTEM
                 (Central Data Servers & Optical Archive Server)
                 Sun Solaris, a true UNIX multi-tasking operating environment.

              i. NUMBER OF PARALLEL AND SERIAL PORTS
                 (Central Data Servers)
                 (2)RS-232C/RS-423 synchronous serial ports.

                 (Optical Archive Server)
                 (1) Centronics-compatible parallel port, and
                 (2) RS-232C/RS-423 synchronous serial ports.

              j. MONITOR -- SCREEN SIZE, MANUFACTURER, RESOLUTION
                 15-inch, Sun Microsystems, 1024x768 resolution, 100 dots per inch.


                       Photo Imaging System: 11
                                                                    Revision C

                            Attachment 1
                        PHOTO IMAGING SYSTEM

2.2  IMAGE STORAGE

A three year retention capacity before archiving will be provided with the system. The system will be configured to handle the expected volume of 3.8 million records on-line. The storage total of the Central Data Server is noted in EXHIBIT 2.2-1. Dual Sun Microsystems SPARCstorage Arrays supporting RAID level 5 will be incorporated into the Department's system for both pedigree and image data. 25MB/sec fiber optic connections will be incorporated between the SPARCstorage Arrays and the SPARCservers, and will provide fast access within a fully redundant and secure environment. RAID systems are an intelligently managed collection of disk drives with their data organized to optimize performance for a particular set of tasks. RAID systems bring needed relief to environments that have demanding performance and reliability requirements.

RAID technology was selected for the Department's Photo Imaging System because no single drive failure will take the system off-line, and other drives can be used to reconstruct data. RAID 5 provides high transfer bandwidth since different parts of the desired data are being read from multiple spindles simultaneously. Random read performance is also very high since the actuators are not tied together and may operate independently of one another. Both the parity information and data are interleaved across the array in a cyclic pattern to improve write performance.

Each SPARCstorage Array 200 configured for the Department will hold (24) 2.9 GB 5.25" full height differential SCSI-2 disk drives for a total of 70 GB. Additionally, there is room in each cabinet for expansion by 50%, or a total capacity in each cabinet of 104 GB with (36) 2.9 GB drives. Additional array cabinets can be added in the future as needed to greatly increase online capacity.

Some of the main benefits delivered by disk arrays include:

     - Higher transfer rates
     - Large number of I/O operations per second
     - Increased data availability
     - Easier management of large amounts of data
     - Deferred maintenance when a drive fails
     - Improved configuration flexibility


               -------------------------------------------------
                                                         GB
                                                      Capacity
               -------------------------------------------------
               Central Data Server Site (RAID 5)         140
               -------------------------------------------------


Exhibit 2.2-1:  Image storage configuration for the Central Data Server Site.

                       Photo Imaging System: 12

                                                                    Revision C

                                  Attachment 1
                              PHOTO IMAGING SYSTEM

2.3 PHOTO IMAGE SPECIFICATIONS

The ForceField system will include the equipment necessary for capturing, storing, retrieving, and printing mug shot images using imaging technology. The equipment requirements following describe each module/component of the imaging system.

2.3.1 INSTALLATION OF EQUIPMENT

All necessary LAN transceivers and/or network cards necessary to permit the system to communicate to the LAN will be provided and installed.

Prior to installation, the Seller shall survey the sites and identify locations for each piece of equipment (or identify special needs) and will provide a location for each piece of imaging equipment in each facility. This equipment includes color printers, black and white printers, workstations, cameras, external storage media, scanners, etc.

A project timeline will be included for delivery, installation, systems testing, training, and any other major tasks.

All imaging equipment including the camera, lights, remote control equipment, workstations, server, and software will be installed.

No special furniture is needed to support the imaging system. At the time of the site survey the Seller will make recommendations for the layout and configuration of the hardware.

2.3.1.1  POWER/ENVIRONMENTAL REQUIREMENTS

      SUN MICROSYSTEMS SPARCSERVER 20 (Central Data Servers)(2)
      3.1"H x 16.4" W x 16.1"D                                        27.0 lbs
      100-240 VAC, 47-63 Hz, 0.4K VA

      SUN MICROSYSTEMS SPARCSERVER 5 (Optical Archive Server)(1)
      3.1"H x 16.4" W x 16.1" D                                       27.0 lbs
      100-240 VAC, 47-63 Hz, 0.4K VA

      SPARCSTORAGE ARRAY 200 STORAGE SUBSYSTEM (RAID 5)(2)
      8.9"H x 19.5"W x 21.1"D                                        200.0 lbs
      100-240 VAC, 47-63 Hz

      SONY WDC-610 OPTICAL CONTROLLER (1)
      7.1"H x 14.8"W x 19.4"D                                         38.6 lbs
      90-132 VAC, 50-60 Hz

      SONY WDD-600 OPTICAL DRIVE(2)
      7.1"H x 14.8"W x 20.5"D                                         35.0 lbs
      90-132 VAC, 50-60 Hz

      PENTIUM WORKSTATION
      5.7"H x 15.9"W x 16.6"D                                         21.4 lbs
      100-240 VAC, 50-60 Hz


                             Photo Imaging System: 13               Revision C

                                  Attachment 1
                              PHOTO IMAGING SYSTEM


          WORK STATION MONITOR
          16.15"H x 15.75"W x 17.5"D                                    14.5 lbs
          100-240 VAC, 50-60 Hz

          HITACHI HV-C20 CAMERA (w/o lens)                               3.1 lbs
          4.1"H x 3.9"W x 6.1"D
          12 VDC (10.5-12V) Converter Supplied

          TEKTRONICS PHASER 540 COLOR/BLACK & WHITE LASER PRINTER
          18.0"H x 27.4"W x 19.5"D                                     117.0 lbs
          87-240 VAC, 50-60 Hz

          HEWLETT PACKARD IV LASER PRINTER
          11.7"H x 16.4"W x 15.9"D                                      37.0 lbs
          100-240 VAC, 50-60 Hz

- PHYSICAL ENVIRONMENT. As a general rule if the working conditions are comfortable for the operators, they will also be suitable for the system hardware. The area must be free of dust and debris. The following are general recommendations:

   - TEMPERATURE. Operating: 59 DEG. F to 86 DEG. F, Non-operating: -40 DEG. F to 122 DEG. F

   -  TEMPERATURE (RATE OF CHANGE). Operating: 51 DEG. C per hour Max

   -  RELATIVE HUMIDITY. Operating: 20% to 80% (non-condensing)

   - HARDWARE UL CERTIFICATION. The equipment installed under this procurement is fully UL tested and certified.

   - ADHERENCE TO FIRE AND ELECTRICAL CODES. Common fire and electrical codes will be observed and adhered to when installing the system.

- PREVENTATIVE MAINTENANCE. The primary elements of the ForceField system will utilize solid-state technology, and require no routine maintenance to continue functioning effectively. The Department has the responsibility to maintain equipment in clean condition and manage all environmental factors. Specific instructions for performing these responsibilities are provided by the trainers during the system installation.

- ENVIRONMENTAL FACTORS. Attention to the following can help ensure that your system will continue to function without difficulty. The most important factors in protecting the lifetime of all elements are environmental factors (temperature, humidity and cleanliness.)

      - Keep area around the system free from any materials obstructing air flow.

      - Keep area free from excessive dirt, dust or moisture (within 0-95% non-condensing).

      - Assure and maintain proper A.C. electrical grounding as specified with prompt corrections of any unspecified condition.

                             Photo Imaging System:  14               Revision C

                                  Attachment 1
                              PHOTO IMAGING SYSTEM

      - Minimize static electric build-up in carpeted areas with use of properly grounded static mats and/or application of anti-static spray as frequently as required.

      - Provide A.C. outlets and assure that any other electrical devices such as motors, heating apparatus, fluorescent and/or blinking lights are not plugged into the same outlet/circuit.

      - Printing and scanning devices, which include mechanical parts for moving the paper or film, will require regular cleaning and care by the user to ensure satisfactory results.

2.3.2 CAMERAS

Capture workstations at the booking sites will include a high-resolution, 3-Chip RGB Solid State Video Camera, as well as provide the capability to run the display applications of the ForceField system. Equality in functions and processing power of the capture and display workstations allows them to be virtually interchangeable.

- 3-CHIP RGB SOLID STATE VIDEO CAMERA. For CAL-PHOTO specification systems, the remote controllable Hitachi HV-C20 will be installed. The HV-C20 is a 3 chip, 700+ line, high quality, RGB camera that has the ability to be controlled via RS-232 connection. By utilizing the remote control capability, a workstation can automatically adjust the gain, color balance, pedestal and iris to pre-defined optimal levels -- ensuring consistency from image to image. The system will automatically compensate for skin-tone regardless of clothing color.

- REMOTE CONTROL PAN & TILT. The camera will be securely mounted on a wall or ceiling at a height that will provide limited access to inmates. The camera will be equipped with the Vicon Model V3000 APT remote pan & tilt mechanism. This wall mounted device can be controlled by a control stick located at the workstation. The camera and lens configuration will ensure consistent capture of short and tall subjects.

- AUTOMATIC REMOTE ZOOM. When capturing scars, marks, or tatoos, and stand-up photos, this subsystem will allow the user to change the camera focus and aperture settings (zoom in or out) via the operator keyboard. After capturing the desired image, the operator can return the camera focus and aperture settings to the previously calibrated default setting via the operator keyboard.

- THREE-POINT LIGHTING. Three-point lighting with 3200-degree Kelvin bulbs and a photo-gray backdrop ensure that an optimal 18% gray background are provided at each capture site. In addition, a reflective pedestal that eliminates undesirable shadowing from beneath the subject's chin is also included at each capture location.

- OTHER INPUT DEVICES. The Hitachi HV-C20 RGB camera will be attached to a copy stand for the input of existing positive or negative images, including identifiable photos, fingerprint cards, or other related documents.

- FREEZE FRAME CAMERAS. Still video technology will be incorporated at the Intelligence Division and the Missing Persons Unit. These capture sites will be handled by the Canon RC-570 still video camera. The RC-570 offers 450-line horizontal TV-lines of resolution in the Hi-Band mode. Automatic point, shoot, and play features ensure ease of operation. These digital "snap shots" will be taken and saved on a

                             Photo Imaging System:  15                Revision C

                                  Attachment 1
                              PHOTO IMAGING SYSTEM

  removable 2-inch floppy disk. Each disk has the capacity of 50 images. Images can be directly input from the RC-570 through a provided VID I/O subsystem. Images can also be recorded, played back, or erased directly on the RC-570. No other equipment is necessary. Once transferred, the images will be instantly available at all stations on the network. A wireless remote is included.

- CAL-PHOTO The camera specified will meet or exceed the CAL-PHOTO standard requirement. The following information provides a more technical discussion as to how video cameras are rated.

  Unlike text and numerical data that can be entered and then updated at will, images must be acquired properly the first time. Recognizing this, the California Law Enforcement's Electronic Photographic Imaging System Standard (CAL-PHOTO) was created not only to define a format that would aid in the inter-agency exchange of images, but would also establish the minimum acceptable level of image quality. While most RFQ specifications call for compliance with CAL-PHOTO, many vendors are proposing camera and lighting systems that neither meet the spirit nor the letter of the standard.

  CAL-PHOTO requires, that regardless of all other specifications, the resultant captured image must be "...[subjectively] comparable in quality to a Polaroid image." In addition the camera itself must be a "solid state, CCD-RGB camera with a minimum 500 line resolution." This means that 1) the overall quality of the camera, lighting, and image processing systems must be able to produce an image that is visually comparable in quality (resolution, color fidelity, etc.) to a Polaroid photograph; and 2) that the camera have, at a minimum, an RGB resolution of 500 lines.

  Given the current state of technology, these specifications will require that the camera be a broadcast quality, 3 CCD camera, whose RGB resolution is greater than 500 lines. However most camera manufacturers do not quote an RGB resolution in their specification sheets, rather they quote the Y-channel (or luminance signal) resolution. Because of the spatial offsetting of the CCD elements, the Y-channel resolution will always be higher than the camera's RGB resolution. As an example, consider the Hitachi HV-C20. Its Y-channel resolution is specified as 700 lines. The HV-C20 and combined lighting subsystem exceed all elements of the CAL-PHOTO standard.

2.3.3  COLOR PRINTER

The Tektronics Phaser 540 color laser printer will meet all of the printing needs for the Department at 12 sites (2 each at 4 Borough Warrant Squads, 2 each at the Central Warrant Unit, 1 each at the Joint Fugitive Task Force, and 1 for the Police Commissioner) for both color and black & white. This printer offers excellent durability (up to 15,000 pages per month per printer) and as can be seen from EXHIBIT 2.3.3-1, also meets the requirements.

                         Photo Imaging System:  16                  Revision C

                                  Attachment 1
                              PHOTO IMAGING SYSTEM

         ----------------------------------------------------------------
         ITEM                                      COLOR        B & W
         ----------------------------------------------------------------
         Cost Per Page (including all consumables) S.20-.35    S.05 - .15
         ----------------------------------------------------------------
         Print Quality (simultaneous colors)       Continuous          60
                                                     Tone
         ----------------------------------------------------------------
         Resolution                                300 x 300    600 x 600
         ----------------------------------------------------------------
         Throughput                                2 -4 PPM   12 - 14 PPM
         ----------------------------------------------------------------


EXHIBIT 2.3.3-1: Comparison matrix for Tektronics Phaser 540 color laser printer in color and black & white modes.

In addition, 10 sites (1 each at the Photo Unit, Missing Persons Unit, Intelligence Bureau, and 7 at the Detective Bureau) will utilize the Mitsubishi CP50U dye diffusion thermal printer. The Mitsubishi CP50 provides a sharp Postscript images with a print resolution of 800x480.

The ForceField system has been designed to support both local printing (with the printer directly attached to the local workstation) and remote (network) printing (with the printer attached to some other workstation). For network printing the output can be directed to a workstation which is either at the same physical location (via the local network) or it can be directed to a workstation that is remote (via the wide area network). In this manner many users can share a single printer. In addition this means that a workstation remains fully functional even when its local printer is "down". The user would simply direct the output to any other workstation that has a functioning printer.

The ForceField product supports a variety of printers from small format dye-sublimation type printers like the Mitsubishi CP50U to very large laser printers like the Cannon CLC350 and 550.

As part of the on-site training, all of the steps necessary for adding paper and replacing toner cartridges will be demonstrated.

2.3.4  BLACK & WHITE PRINTER

The DEClaser 5100 printer will be used for black & white printing. The DEClaser 5100 has a B&W resolution of 600 x 600 dpi and is rated at 12-14 PPM.

The DEC 5100 is completely HPLJ4 compatible.

The DEClaser 5100 offers a standard 300 x 300 resolution and an optional 600 x 600 and 1200 x 1200 resolution. The DEClaser 5100 configuration for this contract supports the 600 x 600 resolution.

The DEClaser 5100 is easy to use and maintain.

2.3.5 DISK/OPTICAL STORAGE

2.3.5.1 OPTICAL DISK

An optical disk storage subsystem will be incorporated for backup and archival purposes. This subsystem is comprised of 2 SONY WDD-600 3.2 GB optical drives, 1 SONY WDC-610 optical controller, and is managed by a SPARC 5 optical server.

                        Photo Imaging System:  17                    Revision C

                             ATTACHMENT 1
                         PHOTO IMAGING SYSTEM

12" optical platters have a storage capacity in excess of 3 GB per side. Assuming 25,000 bytes per image, one side of a platter can store over 100,000 images. With a projected media life of more than 100 years, these Write Once Read Many (WORM) devices are particularly well suited for an archival application such as a mugshot system. Additionally, the backup and restoration times are measured in minutes and not hours.

Programs, Indexes, Description Data Files, System Administration Data Files, and History File Archiving backups will be handled by a 5.0 GB 8mm device located at the Central Data Server site. Image files will be handled by large format Sony WORM (Write Once, Read Many) opticals. These 12-inch optical platters have a total storage capacity in excess of 6.0 GBytes. Again assuming about 25,000 bytes per image, one side of a platter can store about 100,000 images.

The system has built-in features for monitoring, measuring, and reporting on its own performance. These areas would include throughput, workloads, capacity, utilization, and processing delays. The system monitoring software allows the System Administrators to monitor system utilization and performance information through the use of the System Administrator's console. In the event that additional storage is required, a fail-safe contingency will allow for continued capture of photo images while additional storage is being allocated/installed.

2.3.5.2 HIGH-CAPACITY MAGNETIC STORAGE. (CENTRAL DATA SERVER)

A description of the high-capacity magnetic storage devices for on-line storage of both pedigree and image data is provided in Section 2.2.

2.3.5.3 HIGH-CAPACITY 8MM TAPE BACKUP. (CENTRAL DATA SERVER)

Two 5.0 GB 8mm SCSI devices will provide backup cability for pedigree data and system software at the Central Data Server Site.

2.3.5.4 WORM OPTICAL DISK ARCHIVE. (CENTRAL DATA SERVER)

An optical disk storage subsystem will be incorporated for backup and archival purposes. This subsystem is comprised of 2 SONY WDD-600 3.2 GB optical drives, 1 SONY WDC-610 optical controller, and is managed by a SPARC 5 optical server (see Section 2.3.5.1 for additional details).

2.3.6 BACKUP AND RECOVERY/CONTINGENCY

The Central Data Server site will support RAID copy of all images and pedigree data, and the optical disk storage subsystem for backup and archival purposes. Programs, Indexes, Description Data Files, System Administration Data Files, and History File Archiving backups will be handled by a 5.0 GB 8mm device located at the Central Data Server site. Image files will be handled by large format WORM (Write Once, Read Many) opticals. These 12-inch optical platters have a total storage capacity in excess of 6.0 GBytes. Again assuming about 25,000 bytes per image, one side of a platter can store about 100,000 images.

We suggest a daily backup to tape of the demographic databases, as well as a backup to optical of the image files. In addition, we suggest maintaining a minimum of 3 generations

                        Photo Imaging System: 18                  Revision C

                             ATTACHMENT 1
                         PHOTO IMAGING SYSTEM

of backups to off-site locales. An image backup of 1,000 images will take less than 5 minutes.

Data can be restored directly from the most current set of optical disk archives at the Central Site, obviating any need to transfer data online.

The system will remain fully available to all functions while backups are run. The client server configuration ensures that little or no degradation should be perceived by the workstations on the system while backups are run at the Central Subsystem.

When a data restoration process is completed, utilities may be run to "re-index" and verify the integrity of the system. The system is equipped with a set of utilities that will be run after a restoration has taken place to ensure the integrity of the data sync.

2.3.7 CAPTURE/DISPLAY STATION

The Seller will apply advanced techniques, based on the JPEG (Joint Photography Experts Group) compression standards, to reduce the image storage and transmission needs. Compression ratios of 10:1 to 15:1 ensure the image can be reconstructed with no degradation visible to the human eye. It is our intent to be remain compliant with the ANSI X3L2.8 compression standards. Given the size of the CAL-PHOTO mug images of 400,000 bytes uncompressed, a compression ratio of 15:1 may be used to yield a compressed image size of 25,000 bytes.

The ForceField system captures CAL-PHOTO specification mug images of 400,000 bytes uncompressed. Because of the considerable size of these images, they undergo a CAL-PHOTO compliant JPEG compression and yield a standard compressed image size of 25,000 bytes. When multiplying 25,000 bytes times the number of images that could match search criteria during the creation of a lineup (or when issuing a search with few criteria), the possibility of significant transmission load over the network between the central file server and the requesting workstation is great.

To improve response time, the Seller will implement the "Postage Stamp" approach. This approach will transfer a smaller image (postage stamp) to the workstation for viewing under witness mode or photo lineup creation. This creation of a 5K image file effectively reduces image transfer time by a factor of 5, or 80%. To maintain the highest print quality the ForceField system will utilize the full-sized stored image at the time of printing. This sophisticated approach allows the system to send the remaining 4/5 of the image only when needed, i.e., printing. This will reduce the amount of network traffic between the ImageBank Central Server and the ImageStation.

The ForceField system will display images in full color with SVGA resolution on a non-interlaced 15-inch monitor.

The ForceField system will utilize a single display monitor as a view finder for image capture and as the text and image display device.

The ForceField system incorporates broadcast quality lenses which by nature do not incorporate automatic focus. Focus is calibrated for optimal sharpness at the time of installation. The camera has automatic iris control for the adjustment of brightness and contrast. Optionally, the system does make provision for the manual adjustment of zoom and focus from the keyboard though an available remote control subsystem. This feature is

                        Photo Imaging System: 19                  Revision C

                             ATTACHMENT 1
                         PHOTO IMAGING SYSTEM

used to enable the operator to capture scar, mark, or tattoo information from a seated position at the capture terminal.

The Hitachi HV-C20 has automatic iris control for the adjustment of brightness and contrast.

The ForceField system has a menu driven function to import and export images in TIFF and other formats to facilitate the use by commercial graphics packages.

Compression/decompression requirements are:

     a. The system will support a resolution of 1024 x 768 x 16-bit resolution.

     b.   The system is compatible with the ANSI X3L2.8 standard.

     c. Compression utilizing the JPEG standard in less than 10 seconds from image capture to image storage (across a LAN)

The workstation will provide multi-tasking capability, allowing workstations to query the database while other workstations are storing images. This is enabled by SCO UNIX, a true UNIX multi-tasking operating environment.

Surge protection will be supplied at all workstations. We use the Current Technology PLUS 15 series of protection. The PLUS 15 is rated at 15 Amps, 50/60Hz Frequency, and has an operating voltage of 120 VAC.

2.3.7.1 CAPTURE/DISPLAY WORKSTATION SPECIFICATIONS

The specifications for the Capture/Display Workstation are provided below:

     a.   International Business Machines, Inc.

     b.   Pentium/75MHz processor manufactured by Intel Corporation.

     c. 12 MB standard main memory, expandable to 64MB. The workstations will be configured with 16 MB.

     d.   8 KB internal cache standard.

     e.   Internal 400 MB IDE hard drive.

     f. External storage devices are provided via the Central Server Subsystem (see Sections 2.3.5.3 and 2.3.5.4).

     g.   5 AT expansion slots (including one 32-bit VESA Local Bus), and
          5 bays.

     h.   SCO Open Desktop 3.0, a true UNIX multi-tasking operating system.

     i.   Configured with 1 parallel port and 2 serial (1 DMA serial) ports.

     j. The ForceField system will utilize the Targa+ board for the digitization process. This board is manufactured by Truevision, Inc. The

                        Photo Imaging System: 20                  Revision C

                             ATTACHMENT 1
                         PHOTO IMAGING SYSTEM

          TARGA+ represents an enhancement of the industry standard Targa Series and provides over 32,000 colors at 16-bit resolution.

     k. The ForceField system utilizes software compression that adheres to the JPEG standard. The ForceField compression algorithm fully complies with CAL-PHOTO specifications and enables the user to define the compression ratio.

     l. 15-inch diagonal SVGA monitor, manufactured by Sony Corporation. This monitor has a resolution of 1024 x 768 x 16 with a .28 dot pitch. The monitor will utilize a display card equipped with the workstation.

2.3.8 DISPLAY-ONLY STATION

The SVGA display monitor supports a non-interlaced resolution of 1024 x 768 x
16.

Equality in functions and processing power of the display-only workstation between the capture/display workstation allow them to be virtually interchangeable. The primary difference is in the absence of the digitizer board.

2.3.8.1 DISPLAY-ONLY STATION SPECIFICATIONS:

The specifications for the Display-Only Workstation are provided below:

     a.   International Business Machines, Inc.

     b.   Pentium/75 MHz processor manufactured by Intel Corporation.

     c. 12 MB standard main memory, expandable to 64MB. The workstations will be configured with 16 MB.

     d.   8 KB internal cache standard.

     e.   Internal 400 MB IDE hard drive.

     f. External storage devices are provided via the Central Server Subsystem (see Sections 2.3.5.3 and 2.3.5.4).

     g.   5 AT expansion slots (including one 32-bit VESA Local Bus), and
          5 bays.

     h.   SCO Open Desktop 3.0, a true UNIX multi-tasking operating system.

     i.   Configured with 1 parallel port and 2 serial (1 DMA serial) ports.

     j. The ForceField system utilizes software compression that adheres to the JPEG standard. The ForceField compression algorithm fully complies with CAL-PHOTO specifications and enables the user to define the compression ratio.

                        Photo Imaging System: 21                  Revision C

                             ATTACHMENT 1
                         PHOTO IMAGING SYSTEM

     k. 15-inch diagonal SVGA monitor, manufactured by SONY Corporation. This monitor has a resolution of 1024 x 768 x 16 with a .28 dot pitch. The monitor will utilize a display card equipped with the workstation.

2.3.9 SCANNING REQUIREMENTS

The system will include the equipment necessary for capturing images from existing color or black and white photos and negatives.

Image scanning for positive and negative images will be handled by a high resolution 3-chip video camera mounted on a copy stand equipped with special lighting for the capture of negative and positive photographic images.


                        Photo Imaging System: 22                  Revision C

                                 Attachment 1
                             PHOTO IMAGING SYSTEM

2.4  MUGSHOT/LINE-UP PHOTO ARRAY

2.4.1  PHOTO CAPTURE

Listed below are the required common database elements used for the search criteria (pedigree information) which serves as the linkage between the Photo Image database and the mainframe On-Line Booking System (OLBS).

     a.   NYCPD Arrest Number (Unique Index)
     b.   Defendant NYSID (New York State identifying number)
     c.   Defendant original NYSID number
     d.   Date and time booked
     e.   Capture facility (system provided)
     f.   Date and time photo taken (system provided)
     g.   Image number (system provided)
     h.   Number of distinguishing images stored (system provided) (limit 20)
     i.   Arresting Officer ID (tax number)
     j.   Defendant name (last, first, middle initial)
     k.   Defendant AKA (up to 6 alias)
     l.   Defendant date of birth
     m.   Defendant place of birth
     n.   Defendant race code
     o.   Defendant sex code
     p.   Defendant height
     q.   Defendant weight
     r.   Defendant eye color
     s.   Defendant eyes
     t.   Defendant hair color
     u.   Defendant hair dyed
     v.   Defendant hair length
     w.   Defendant hair type
     x.   Defendant part bald
     y.   Defendant wig
     z.   Defendant sideburns
     aa.  Defendant mustache
     ab.  Defendant beard
     ac.  Defendant skin complexion
     ad.  Defendant skin tone
     ae.  Defendant facial structure
     af.  Defendant pimpled
     ag.  Defendant pockmarked
     ah.  Defendant ruddy
     ai.  Defendant teeth
     aj.  Defendant ears
     ak.  Defendant freckled
     al.  Defendant glasses
     am.  Defendant hearing aid
     an.  Defendant lefty
     ao.  Defendant limb gone
     ap.  Defendant limp
     aq.  Defendant mark location 1


                           Photo Imaging System: 23                 Revision C

                                 Attachment 1
                             PHOTO IMAGING SYSTEM

     ar.  Defendant mark location 2
     as.  Defendant mark type 1
     at.  Defendant mark type 2
     au. Flag to indicate existence of marks, scars or tattoos av. Defendant masked aw. Defendant nose ax. Defendant physical condition ay. Defendant physical description (up to 12 codes) az. Defendant posture ba. Defendant speech bb. Defendant drug tracks bc. Defendant drug used bd. Defendant team member be. Juvenile gang name bf. Juvenile school bg. Weapon used code bh. Defendant firearm type bi. Crime method (M.O. code) bj. Criminal event type bk. Defendant residence precinct bl. Defendant home phone bm. Defendant occupation bn. Charges (up to 6) bo. Arresting Precinct bp. Repeat offender status bq. Accent br. Deformed arm/hand bs. Deformed ears bt. Deformed eyes bu. Deformed nose bv. Deformed teeth bw. Deformity description bx. Muscular by. Eyebrows bz. Odor ca. Line-up Photographable Offense Flag (this flag will be set based upon a table lookup of current photographable offenses as determined by local, state and federal penal codes)

The System Administrators will not have the ability to create additional data elements. Typically changes such as these can be quickly handled by our 24 hour/7 day week support center. This will ensure future compatibility with upgrades provided to our software.

The system will exchange data with OLBS as described in Section 2.1.1 and will provide the ability to send images to OLBS upon request.

The ForceField system will provide the capability to display photo and optionally to display identification information side by side on the screen together with text concerning the subject and the inquiry.


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                             PHOTO IMAGING SYSTEM

2.4.2  MUG SHOT/SUBJECT IDENTIFICATION

2.4.2.1  RELATIONAL DATABASE FEATURES

The ForceField system utilizes SYBASE-TM-, the leading relational database management system that effectively addresses the demanding requirements of distributed, on-line applications such as the Department's Photo Imaging System. SYBASE-TM- handles on-line applications with its advanced Client/Server Architecture. With this architecture, data management and transactions functions can be performed independently from client applications and user interfaces. The result is a dramatic gain in application development productivity and applications reliability. SYBASE-TM-clients and servers can be deployed on the different machines, communicating transparently across a network of workstations. ForceField utilizes SYBASE-TM-SQL Server that handles all data management and transaction functions, independent of client applications and user interface functions.

The system software is able to perform searches by booking number and specified descriptive data. The system has the ability to page forward or backward through the file from the match starting point. The active information regarding a particular image can be viewed instantly on the same screen.

The ForceField system will randomly place the suspect in the development of a photo line-up. The system will provide for automatic random reordering of the photos after final selection. Reordering of photos will be prohibited once the line-up is stored. We can provide the ability to control the placement of the suspect, however we have found that our randomized placement is a more accepted approach.

New algorithms within the ForceField system will eliminate many of the duplications experienced in previous line-up sessions. Only one person from a particular ID number, or Master Key will be allowed to show during any given photo line-up session. This will reduce the possibility of a different appearance of the same person when constructing a photo line-up. Last Name/DOB Match provides that an image with the same last name and same date of birth as the suspect will be excluded from the photo line-up session. This will reduce the possibility of a different appearance of the same person when constructing a photo line-up.

A feature unique to the system known as Soundex is helpful in retrieving names that sound alike. For example, the last name Cane can be spelled one of three ways; Cane, Kane, or Caine. In this case the system has built-in algorithms which search for similar sounding names. The Soundex character is "S" and can be placed anywhere in the string of a name field.

In addition, a Wild Card search can be accomplished using any text field such as the Name field, Case #, or Jacket/Folder. This feature is of value when the operator has an inaccurate or partial spelling of a person's name or an incomplete case number. For example, you have the last three digits of a 6-digit long Case number. You would activate the Wild Card search by entering the "%" key and the numbers 123 in the Case # field. This will retrieve all records with case numbers ending in 123.

The following features are provided by the ForceField system.

     a.   Full Boolean queries (AND/OR) on all fields


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                             PHOTO IMAGING SYSTEM

     b.   Wild-card searches

     c.   No sealed or non-photographable offense records will be displayed

     d.   Display number of matches (to further sub-define)

     e.   Order matches by number of criteria matched

     f. Upon option, eliminate and insert 1 to 6 images at a time from a set of selected images into the display array

     g.   Upon option, scroll backward and forward among selected images

     h.   Upon option, scroll through all images on file for a suspect

     i. Upon option, select a specific image from the displayed images and the system will display that image and the appropriate attribute data

     j.   Upon option, insertion of voluntary defendant photos into the array

Upon option, the ForceField system will print black and white or color print of suspect (if not sealed), and print frontal image or frontal and profile image or distinguishing photo images. The system will identify the requester of these printed photos for use in the sealing process.

2.4.3  PHOTO LINE-UP

The ForceField system line-up application will return all images and identifying data of persons whose description matches another person already entered into the system. The system will allow the user to save, suspend for later review or disqualify/delete a photo from the line-up list. The final version of a line-up will be saved for later retrieval. The system will allow a user to print a line-up with or without associated identifying data. The system randomly places the suspect in the development of a photo line-up. The system will provide for automatic random reordering of the photos after final selection. Reordering of photos will be prohibited once the line-up is stored. We can provide the ability to control the placement of the suspect, however we have found that our randomized placement is a more accepted approach.

The ForceField system will display 6 images at a time when in Photo line-up mode.

Display suspects in random sequence or in a sequence as defined by the user allowing suspects to be added or removed from the line-up.

Upon option, capture line-up array for the case history while recording the photo #s and position # in the case history.

Upon option, display identifying information on a suspect.

Does not allow altering of image.

Under security, print 8.5 x 11 black and white/color copy of the line-up array and print a 4 x 5 color print of each selected individual displayed in the finalized line-up array.


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                             PHOTO IMAGING SYSTEM

Upon option, under security, print 2 x 2.5 color prints of each suspect chosen for the photo line-up array.

Simultaneous display of images and text on a single screen.

Allow for sealing designation and by-pass of sealed photos.

2.4.4  WARRANT DOCUMENT PRINTING

The ForceField system will print 8 1/2 x 11 black and white warrants of wanted suspects including black and white/color photo image and selected alphanumeric data. The ability to print pre-defined output formats with and without a photo will be provided.

The ForceField system will print a 4 x 5 color print of suspect with image and selected data; upon print 4 x 5 color print with images only (e.g., no alphanumeric data).

The system optionally has the ability to produce movement identification utilizing bar codes within prisoner wrist bracelets or ID-cards.

The ForceField system has a menu driven function to import and export images in TIFF and other formats to facilitate the use by commercial graphics packages.

2.4.5  USER-DEFINED AUDITING REPORTS

The system will be installed with a set of standard management reports, indicating usage and access to the system. Further, an advanced 4GL report writer is part of the system, allowing the Department to modify and develop new management report formats. The report generator has the ability to store the ad-hoc search criteria as objects for future re-use.

The ForceField system will automatically record every significant system transaction and event in a log file on disk and retain on-line for a minimum of 60 days. The transaction to be recorded will include all system start-ups, authorization file changes, sign-ons and sign-offs, and images taken. Each history record will include the date and time of the transaction and the operator, unit, officer, and event identification as applicable. The following details our approach:

The Management/Statistical Reporting System consists of four reports allowing an agency to track ForceField usage and utilization, one transaction file to audit usage of users and equipment, and an Ad-Hoc Reporting Function. These reports are designed to help manage the completeness of booking records. Only active (not sealed) records will be reported from.

- DAILY RECAP REPORT. The Daily Recap Report provides basic Booking and Folder Information within a selected date range. The Daily Recap report will indicate, with Master/Booking Key, the last names of individuals booked through the ForceField system. Person names are also displayed.

- FOLDER/BOOKING: WITHOUT IMAGE REPORT. The Folder/Booking: Without Image Report displays records with appearances that are missing an image. This report will generate a list of Master/Booking keys, with booking incidents.


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   - FOLDER/BOOKING: MISSING APPEARANCE INFORMATION REPORT. The
     Folder/Booking: Missing Appearance Information Report displays records in Booking where selected appearance fields are missing within a selected date range. This report will generate a list of Master/Booking keys missing partial (or all) appearance information. The user selects which appearance data to check the absence of, and is given the option to select the missing appearance data with the operational operators and/or.

   - MONTHLY RECAP REPORT. The Monthly Recap Report counts the number of Folder, Booking And Images within a selected date range.

   - AUDIT TRANSACTION FILE. The Audit Transaction File creates a file containing a file containing system access, date of transaction, user performing transaction and the type of transaction that was performed for a select date range.

   - AD HOC REPORTING FUNCTION. The Ad Hoc Reporting Function will enable trained personnel to create specialized reports using ForceField data elements.

     The following fields will be available for ad hoc reports:

     - Number of mug shots taken by a Booking site for a specified period of time.

     - Number of lineups by Precinct/Command for a specified period of time.

     - Number of photos printed by Precinct/Command for a specified period of time (black and white/color).

     - Number of local misdemeanor or felony warrants printed by a Precinct or Borough Warrant Squad for a specified period of time (black and white/color).

     - Number of queries and prints by special investigative units for a specified period of time.

     - Audit list of police officers or other authorized outside agencies showing the ID of requester, NYSID # of the mug shot, number of photos printed, command (agency), case #, arrest # and date printed over a specified period of time.

     - System administration audit by location, terminal, ID and password for:

               a. List of users, passwords, security level access privileges
               b. List of attempts for possible breaches of security

2.4.6    SECURITY

The file servers will be located in a secure area, physically distant from the workstations. This significantly reduces the risk of malicious destruction of hardware and data. Comprehensive software security features are built into ForceField system, and include password protected log-ons, session records, and multiple levels of database access.


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                          Photo Imaging System

The ForceField system also has a complete authorization and control subsystem that enables the System Administrators to restrict a user to only specific functions. In addition user-ID's can be created with pre-defined expiration dates so that no explicit action needs to be taken to deactivate user access. Security is also provided on a database by database basis. That is, a person granted privileges in one database, is not automatically granted the same privileges in another database. Futhermore, the software is designed to prevent accidental or unauthorized destruction of records, by asking for passwords and confirmation before information is deleted. User authorization is on a function by function basis, and the System Administrators are provided utilities to manage user log-ons, password, and function authorization.

The system requires each operator to "sign on" to the system prior to the operation of any function of the system. An operator's identity and authorization code must be verified before he/she can begin a work session. This process is called CONNECTION and is performed by using the CONNECT command on the system menu. An operator must have a pre-assigned user name and password before they can CONNECT. When the session is completed, the DISCONNECT command is used. In addition, the system will automatically DISCONNECT a user after a specified inactive time period. The sign-on controls access to critical system functions, defines the functions to be performed by each workstation and operator, and provides for "tagging" each transaction in the history file with the identification of the operator who performed the transaction.

Access control is implemented on both a machine, operator, and database basis. An operator control table will list all authorized operators and the specific functions each individual operator is authorized to perform. The system will permit an operator at a workstation to perform only those functions for which both the operator and the workstation are authorized. Only the System Administrators or supervisory personnel will be able to access and update the control tables themselves.

The ForceField system will automatically record every significant system transaction and event in a log file on disk and retain on-line for a minimum of 60 days. The transactions to be recorded will include all system start-ups, authorization file changes, sign-ons and sign-offs, and images taken. Each history record will include the date and time of the transaction and the operator, unit, officer, and event identification as applicable.

The system will use ID-codes and passwords to restrict access to the individual for display, update, and image capture (including outside agencies).

The system can have the capability to allow a user to change his/her password. For utmost security we suggest that only the System Administrators or supervisory personnel have the ability to access and update the control tables.

The system will not permit on-line changes to the NYCPD arrest number.

The system will allow records to be electronically sealed or unsealed only by the System Administrators manually or via a secured programmatic feed.

Once the record has been sealed, only the System Administrator will have the capability to retrieve the image(s) associated with that record regardless of the media type.

The system will allow the System Administrators to make administrative changes from any imaging workstation.


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                          Photo Imaging System

The system will allow only the Department to control the authorization of specific personnel via security to view/print, add, change, delete or capture images and data. Outside agencies can only view photos and data.

As the system has been developed to span a wide geographic area, remote diagnostic capability of the hardware and software of all components of the system is standard. The System Administrators are provided the necessary utilities to monitor and in some cases reconfigure workstations from the server system console. The remote diagnostic capability is used by the our technical support personnel in diagnosing problems, as well as in upgrading software releases and installing new features. To prevent unauthorized remote access, modem password protection, call back features and port password protection are all available as part of the system.

2.4.7    ARCHIVING/PURGING IMAGES

The system will purge and transfer onto tape or other storage media archived photos based upon different historical parameters (not yet defined) and as defined by the Department's present sealing process.

The system will maintain physical index of records purged and method for reinstating these items along with appropriate audit trails.



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                          Photo Imaging System

2.5      INTELLIGENCE SUBSYSTEM

The Intelligence Subsystem is designed to be used by the Intelligence Division for the tracking and identification of known gang members and organized crime figures. The Intelligence Subsystem will be capable of additionally retrieving centrally stored electronic mug shot images and storing them on a separate database with protected access. The Intelligence Subsystem will provide the ability to extract electronic photo images by known search criteria and create photo lineups from the resultant searches. The Intelligence Subsystem Requirements document provides a more detailed functional description of the Intelligence Subsystem.

The following equipment will be supplied as part of the Intelligence
Subsystem:

         Two (2) video/freeze-frame capture stations (cameras): Canon RC-570 Still Video Cameras as described in Section 2.3.2.

         Two (2) scanning devices: Hitachi HV-C20 3-chip cameras mounted on a Kaiser copy stand described in Section 2.3.9.

         Two (2) capture workstations as described in Section 2.3.7.

         Two (2) display workstations as described in Section 2.3.8.

         Two (2) color printers as described in Section 2.3.3.

         One (1) LAN connection as denoted in Section 2.1.

2.5.1    PHOTOS

The system will have the ability to retrieve existing photos from the digitized photo image database into the Intelligence subsystem and subsystem database.

The system will have the ability to scan existing older Mug Shots and surveillance photos into the database subsystem (see Section 2.3.9).

The system will use a freeze frame video camera to capture photos (see
Section 2.3.2).

Images stored in the ForceField system can be imported into other commercially available graphics packages for the purposes of photo enhancement. (e.g.,. Adobe Photoshop-TM- or Aldus Photostyler-TM-).

The system will allow searches by:

           LAST NAME (phonetic or partial)
           TENTATIVE LAST NAME
           SEVERAL LAST NAMES
           CASE NUMBER
           PEDIGREE
           DETAILS for Key Phrases
           INVESTIGATOR
           GANG AFFILIATIONS


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                               Attachment 1
                          Photo Imaging System

         MODUS OPERANDI
         CLOSED CASES by Last Name, Case #, Pedigree
         AD-HOC

The System Administrators will not have the ability to create additional data elements. Typically changes such as these can be quickly handled by our 24 hour/7 day week support center. This will ensure future compatibility with upgrades provided to our software.

2.5.2    REPORTS

The system will be installed with a set of standard management reports indicating usage and access to the system. Further, an advanced 4GL report writer is part of the system, allowing the Department to modify and develop new management report formats. The report generator has the ability to store the ad-hoc search criteria as objects for future reuse.

2.5.3    SEALING/SECURITY

A sealing function is part of the system. In the sealing function, the text records and images are selectively marked for pointer deletion, preventing access to the information or image. If a record is to be purged (which is different than sealing), text information is deleted and all pointers removed to prevent access to the information or image.

2.5.4    SCANNING OF PHOTOS/NEGATIVES

To eliminate possible conflict of duplicate photo numbers between systems, scanned photos/negatives will have a unique identifier capable of interacting with the photo number in the digitized photo image database (incorporating sealing procedures) and the scanned photo.

Requester information from the UF90 photo request form will be maintained both for photo images scanned from existing photos and those created with the photo image capture hardware. This will enable the routing of the digitized photo to the requester and with be later used for the tracking of scanned photos for sealing requirements.

2.5.5    SURVEILLANCE PHOTOS

The scanning subsystem is be able to scan photos and negatives that are extremely old and of poor quality. The scanning subsystem will be equipped with a remote control unit (RCU) which will allow the operator to adjust white balance, gain and iris while the scan is taking place (see SECTION 2.3.9).

To eliminate possible conflict of duplicate photo numbers between systems, scanned photos/negatives will have a unique identifier capable of interacting with the photo number in the digitized photo image database (incorporating sealing procedures) and the scanned photo.

2.5.6    CASE PORTFOLIO

Each case will be allowed a unique Case Number that will be assigned by the Investigator. If a case is closed/archived the case number will not to be reassigned.


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                              Photo Imaging System

The system will allow for overlapping investigations involving Organized Crime, Narcotics, Weapons and Terrorists etceteras, within the Intelligence Unit.

The case portfolio concept will be portable to other Detective Units and capable of being adapted to each units specialization.

Access control is implemented on both a machine, operator, and database basis. An operator control table will list all authorized operators and the specific functions each individual operator is authorized to perform. The system will permit an operator at a workstation to perform only those functions for which both the operator and the workstation are authorized. Only the System Administrators or supervisory personnel will be able to access and update the control tables themselves.

2.5.7  FUTURE CONSIDERATIONS

The system will provide automatic alert of gang association changes based upon arrest information (OLBS) in gang affiliations. These hooks will be available for future programming.


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                                 Attachment 1
                            Intelligence Subsystem

1.   INTRODUCTION

The Intelligence Subsystem of the Photo Imaging System will be a COTS-based package which supports the retention of electronic photographs/images and reference data associated with intelligence information which can include general intelligence, gangs, organized crime, threats, and other intelligence sources. The Intelligence Subsystem is based on the COTS Photo Imaging System, ForceField, which runs in a Unix environment.

The Intelligence Subsystem will support the maintenance of the photographs/images and associated reference data and will provide ad-hoc search capabilities against the reference data. The Intelligence Subsystem will not replace current intelligence systems maintained by the Gang Unit, Organized Crime Unit, or Threat Unit. Instead the Intelligence Subsystem will act as a "catalogue" of all intelligence information and will retain the photographs associated with the intelligence information. The different intelligence units will provide the reference information along with the photographs to the unit which maintains the Intelligence Subsystem. That unit will be responsible for scanning the photographs into the system, analyzing the reference information, and entering that reference information into the Intelligence Subsystem. The Intelligence Subsystem will interface with the Photo Imaging System to obtain existing arrest photographs.

The Seller's approach to developing the detailed specifications for the Intelligence Subsystem will consist of working with the Department's personnel to further define the following:

     - the Concept of Operations and procedures necessary to make optimum use of the new Intelligence Subsystem.

     - the security constraints associated with the intelligence data and the method for ensuring that these security constraints are met

     -    database fields associated with the reference data

     -    the data validation rules for each of the database fields

     - the required user screens for adding, modifying, and deleting photographs/images and associated reference data, and for initiating ad-hoc searches

     -    the query response formats and print formats

The detailed specifications will be developed during the customization definition phase, documented in the Intelligence Subsystem Customization Specifications Document, and reviewed during the Customization Specifications Review. Before starting the customization definition phase, the Seller will check with the Buyer for any new system direction, asses the impact, and provide the Buyer with any assessment of the change.

1.1  BACKGROUND

The current operating NYCPD organization and procedures has separated intelligence gathering into multiple units: General Intelligence, Gangs, Organized Crime, Threats, Narcotics, and others. Each of these organizational units are responsible for analyzing and maintaining their intelligence information. Each organizational unit has their own automated stand-alone system for analyzing and maintaining the intelligence information related to their area and there is no automated correlation/interface between the data maintained by the different organizational units. For example, general intelligence may have documents referencing an organized crime figure in their database, while the Organized Crime Unit may have other information about that same individual, and the


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                                 Attachment 1
                           Intelligence Subsystem

Threat Unit could also have information about that same individual. Law Enforcement personnel currently must talk to all intelligence units to obtain all information about the person of interest. In addition, not all of the systems correlate people, places, and things (vehicles) to their intelligence information. Having the intelligence information separated into stand-alone systems makes it difficult and a manually intensive process to correlate information about people, places, and things (vehicles).

As part of the Seller's requirements analysis, we interviewed three groups of users, the General Intelligence Unit, the Gang Unit, and the Threat Unit. A brief description of their procedures and automated systems is provided below:

GENERAL INTELLIGENCE
Various sources of information, such as newspaper articles, field reports, and investigation notes are submitted to the General Intelligence unit from different sections of the Department. Intelligence Analysts review the information and forward approximately 3% of all submitted reports to be included in the General Intelligence Information system, a stand-alone Dbase system. Approximately 12,000 pre-existing documents have been added to the automated system on an annual basis. The intelligence information, in its various formats, is defined as a "document", and given a unique key, the accession number. Relevant "people/places" information is extracted from the "document", along with an abstract and entered into the stand-alone DBase automated system. This automated system links people and places to the "document". On a query by person or place, a report is generated pointing to all documents, via the accession number", that reference that person or place. The physical "documents" are available for review by authorized personnel. No copies of these documents are allowed. Documents may be reviewed at the Intelligence Unit command and notes made.

THREAT UNIT
The Threat Unit handles threats made against police, public/elected officials, or police and public/city property. (There exists other NYCPD units to handle different types of threats.) Three information cards are prepared containing the threat event, threatened person/property, and the threatener person information. The cards contain raw data in free text format. The intelligence officer enters the data into the automated system from the cards. The automated system contains on the order of 200+ fields of information in the database. The relevant data is extracted as part of the data entry process. A PSM Number is generated and entered onto the cards. Pictures of the threatener are filed along with the cards. Bulletins are prepared and distributed to appropriate personnel.

GANG UNIT
The Gang unit handles gangs and gang member information. Basic gang information is entered into a gang tracking system written in Smart. This information includes gang names and profiles, gang member information including descriptor information and a brief criminal history of the gang member, and abstract/activity information about the whereabouts and miscellaneous facts. A new gang tracking system has been developed in FoxPro and is about to go operational.

1.2  CONCEPT OF OPERATION FOR INTELLIGENCE SUBSYSTEM

The new Intelligence Subsystem will not replace the current systems maintained by the different intelligence units. Instead it will provide a central repository for intelligence photographs, reference data about the intelligence information, and the ability to cross-reference and correlate the reference data. This will provide the Department with the


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                                 Attachment 1
                           Intelligence Subsystem

capability to integrate and cross-reference all intelligence information. An authorized analyst can query the system and get pointers to all intelligence information about a given person, address, or vehicle. The Intelligence Subsystem will be capable of holding reference data for general intelligence information ("documents"), gang information, organized crime information, and threats. The Department's procedures and policies will determine (1) how much of this capability will be used, (2) what intelligence information will be referenced in the new system, and (3) what reference data is entered into the system. The Intelligence Subsystem will implement security rules based on workstation ID, User ID and database so that the sensitivity and security of the data is protected.

The new Intelligence Subsystem will be centrally located and will be maintained by a single NYCPD organizational unit. This unit will be responsible for entering the reference data and photographs into the Intelligence Subsystem and querying the system on behalf of other organizations. It is also possible, at the discretion of the Department, that the queries can be initiated from other ForceField Display-only workstations. The security constraints implemented for the Intelligence Subsystem will allow the Department to protect the data based on User ID, workstation ID, and database.

Other intelligence units will send the photographs and associated reference information to the unit maintaining the Intelligence Subsystem. The reference information will include key information about persons, places (address/premise), and vehicles associated with that intelligence information. The analysts at the unit maintaining the Intelligence Subsystem will scan the photographs, analyze the reference data provided to create the appropriate links, and enter the photographs, reference data, and links into the Intelligence Subsystem. Upon request, the central unit personnel will query the system to obtain a pointer to all intelligence information on a given person, place, or vehicle. The results of the query can include hardcopy photographs, a listing of all intelligence reports and corresponding reference data based on the search criteria, and pointers to the source unit of the data. If the requesting unit personnel needs more detailed information, then he/she would contact the original source unit of the intelligence information (i.e., Gang unit, Threat unit, etc.).

In order to maximize the usefulness of the cross-referencing capability, it is recommended that indices/reference data to all intelligence information be channeled through this Intelligence Subsystem. To achieve the integration of all such reference data into the Intelligence Subsystem, a Common Data Format for the data input is proposed. This would also provide for inclusion of other intelligence information from other systems in the future that the Department may want to have cross-referenced in the Intelligence Subsystem. The Common Data Format (for electronic submission) and the associated hardcopy forms (for manual data entry) will be developed jointly with the Department during the customization definition phase and documented in the Intel Subsystem Customization Specification document.

2.   HIGH-LEVEL OVERVIEW

EXHIBIT 2-1 illustrates the external interfaces and manual user interfaces required to support the Intelligence Subsystem. Reference data from different intelligence sources will be entered into the Intelligence Subsystem and associated photographs/images will be linked to that reference data. Electronic photographs from the Photo Imaging System can be downloaded to the Intelligence Subsystem. Paper photographs from different sources can be scanned and associated with the intelligence reference data.


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








                                    [GRAPH]








            Exhibit 2-1  High-Level Overview of Intelligence Subsystem

                           Intelligence Subsystem: 4

                                  Attachment 1
                             INTELLIGENCE SUBSYSTEM


EXHIBIT 2-2 illustrates the logical data relationships between an intelligence base record and "persons", "locations", and "vehicles" in the Intelligence Subsystem. A Base Intel Record can be associated with multiple "Person" records, "Location" records, and "Vehicle" records. A given "person", "location", or "vehicle" record can be linked to one or more Base Intel Records. An example of the type of reference data retained for person, location, and vehicles is provided in EXHIBIT 2-2. There are four different types of Base Intel Records corresponding to the four sources of intelligence information: (1) "Document", (2) Gang, (3) Threats, and (4) Organized Crime. The data contained in the Base Intel Record will vary depending on the type of intelligence information. Person, location, and vehicle reference data fields will be the same regardless of what type of Base Intel Record it is linked to. EXHIBITS 2-3 through 2-6 illustrates how this architecture supports each of the different types of intelligence data. Note, that a given Person, Location, or Vehicle record can be associated with all four types of intelligence information. This cross-referencing of intelligence information across the different intelligence sources will provide a new capability that the Department does not currently have.

The specifications for the Intelligence Subsystem has been separated into 8 functional areas:

  -  Base Intel Record File Maintenance
  -  Person File Maintenance
  -  Location File Maintenance
  -  Vehicle File Maintenance
  -  External Interface
  -  Data Validation
  -  Queries
  -  Response and Print Formats

The high-level requirements for each of these functional areas are described in the following sections of this document. These high-level requirements will be used as the starting point (i.e., baseline) for the customization definition phase.

3.   BASE INTEL RECORD FILE MAINTENANCE

The Intelligence Subsystem will support the creation, deletion, and modification of the Base Intel Record associated with each of the intelligence's sources. A Base Intel Record can have one or more electronic photographs and can be linked to multiple person records, location records, and vehicle records.

There will be four types of Base Intel Records which correspond to the four different sources of information: (1) General Intelligence, (2) Gangs, (3) Threats, and (4) Organized Crime.

The fields currently envisioned for the Base Intel Record are as follows:
     Base Intel Record ID (unique key to Base Intel Record)
     Type of Base Intel Record (i.e., General, Gang, Threat, Organized Crime
                                      Family)
     Source Unit's Unique Number (i.e., Accession Number, Gang Name, PSM,
                                      Crime Family Name)
     Date of Entry


                             Intelligence Subsystem: 5             Revision C

                                     [GRAPH]




            Exhibit 2-2  Logical Relationship - Intelligence Subsystem

                           Intelligence Subsystem: 6

                                     [GRAPH]




     Exhibit 2-3 Logical Relationship - Intelligence Subsystem: Intelligence Record Management

                           Intelligence Subsystem: 7

                                     [GRAPH]




 Exhibit 2-4  Logical Relationship - Intelligence Subsystem: Gang Management

                            Intelligence Subsystem: 8


                               ------------------
                                 Threat Event 3     Threat Event # (PSM#)
                            ------------------      Date of Entry
                              Threat Event 2        Pointer to info in other system
                         ------------------         Threat Event base data
                           Threat Event 1           0 - many photographs

------------                                                    -------------
  Person 3                                                        Vehicle 3
   ------------                                              -------------
     Person 2                                                  Vehicle 2        Type
      ------------             --------------             -------------         Make
        Person 1                 Location 3                 Vehicle 1           Model, etc.
                            --------------                                      0 - many Photos
NYSID #                       Location 2
Other IDs                --------------
Name, AKAs                 Location 1
DOB
Race/Sex, etc.           Address
0 - many Photos          Premise, etc.
                         0 - many Photos


A Threat Event can be linked to multiple Persons, Locations, Vehicles A Person, Vehicle, Location can be linked to multiple Threat Events

 Exhibit 2-5   Logical Relationship - Intelligence Subsystem: Threat Management

                        Intelligence Subsystem: 9


                               ------------------
                                 Crime Family 3     Crime Family #
                            ------------------      Date of Entry
                              Crime Family 2        Crime Family base data
                         ------------------         0 - many photographs
                           Crime Family 1

------------                                                    -------------
  Person 3                                                        Vehicle 3
   ------------                                              -------------
     Person 2                                                  Vehicle 2        Type
      ------------             --------------             -------------         Make
        Person 1                 Location 3                 Vehicle 1           Model, etc.
                            --------------                                      0 - many Photos
NYSID #                       Location 2
Other IDs                --------------
Name, AKAs                 Location 1
DOB
Race/Sex, etc.           Address
0 - many Photos          Premise, etc.
                         0 - many Photos


A "Family" can be linked to multiple Persons, Locations, Vehicles
A Person, Vehicle, Location can be linked to multiple "Family" records

         Exhibit 2-6   Logical Relationship - Intelligence Subsystem:
                        Organized Crime Management

                       Intelligence Subsystem: 10

                                  Attachment 1
                             Intelligence Subsystem


    Abstract/Activity
    Free-text Notes
    Other source-specific fields (to be defined during customization phase)

4.  Person File Maintenance

The Intelligence Subsystem will support the creation, deletion, and modification of the basic person data and photograph(s) associated with a "person". A Person can have one or more electronic photographs and can be linked to one or more Base Intel Records.

The fields currently envisioned for the Person Data are as follows:
    Person ID (unique key to person record)
    NYSID
    Other IDs
    Name/AKAs
    DOB
    Race
    Sex
    Height
    Weight
    Hair
    Eye
    Scars/marks/tattoos
    Free-text Notes
    Other descriptor fields (to be defined during customization phase) Links (links to one or more Base Intel Records)

5.  Location File Maintenance

The Intelligence Subsystem will support the creation, deletion, and modification of the reference data and photograph(s) associated with a "location". A location can have one or more electronic photographs and can be linked to one or more Base Intel Records.

The fields currently envisioned for the Location Data are as follows:
    Location ID (unique key for vehicle record)
    Storefront Name
    Type of Premise
    Address
    Free-text Notes
    Other fields (to be defined during customization phase)
    Links (links to one or more Base Intel Records)

6.  Vehicle File Maintenance

The Intelligence Subsystem will support the creation, deletion, and modification of the reference data and photograph(s) associated with a "vehicle". A vehicle can have one or more electronic photographs and can be linked to one or more Base Intel Records.


                            Intelligence Subsystem: 11                Revision C

                                  Attachment 1
                             Intelligence Subsystem


The fields currently envisioned for the Vehicle Data are as follows:
     Vehicle ID (unique key for vehicle record)
     Type
     Make
     Model
     Color
     License Plate
     Free-text Notes
     Other fields (to be defined during customization phase)
     Links (links to one or more Base Intel Records)

7.   External Interfaces

External interfaces will exist to the Photo Imaging System and the Sealing System. The External Interface function will initiate the Data Validation function (see Section 8) to verify that the data received through the external interface is valid. Any transaction which does not conform to the data validation rules will be written to an exception file. Each of these external interfaces are described in the following subsections.

7.1  Interface to the Photo Imaging System

The interface between the Photo Imaging System and the Intelligence Subsystem provides for the transfer of arrest mugshots from the Photo Imaging System to the Intelligence Subsystem. The Seller is responsible for the definition and implementation of this interface. The transaction protocols and content/format will be defined in the Interface Control Document (ICD).

7.2  Interface to the Sealing System

The interface between the Sealing System and the Intelligence Subsystem will provide for (1) the notification of a seal/unseal event from the Sealing System, and (2) the transfer of UF90 data (photograph dissemination audit data) from the Intelligence Subsystem to the Sealing System. The Seller is responsible for participating in the definition of this interface. The transaction protocols and content/format will be defined in the Interface Control Document (ICD). The Seller is responsible for implementing the interface for the Intelligence Subsystem. The Buyer is responsible for implementing the interface for the Sealing System.

8.   Data Validation

Data validation will be done for both screen inputs and data received over external interfaces. Data Validation includes validation of a request based on the user's authorization and field validation of the fields within the request (i.e., ensure that field values are legal).

9.   Queries

The Intelligence Subsystem will support queries against the descriptor data associated with the "Person", "Location", and "Vehicle" records. The queries will return matching people,


                            Intelligence Subsystem: 12                Revision C

                                  Attachment 1
                             Intelligence Subsystem


locations, and vehicles based on the search criteria. In addition, the Intelligence Subsystem will provide the capability to query the link information. For example, a user can request a list of all Base Intel Records associated with a given person, location, or vehicle.

10.  Response and Print Formats

The Intelligence Subsystem will provide responses (screen or hardcopy) to (1) the queries against the descriptor data associated with the "Person", "Location", and "Vehicle" records, and (2) the queries against the link information. These responses will include the photos of entities matching the search criteria.

11.  Migration Strategy

The Common Data Format can be used by the Department to upload pre-existing data into the Intelligence Subsystem. There are no plans for the Seller to convert the pre-existing data from the various current intelligence systems for the Intelligence Subsystem.















                            Intelligence Subsystem: 13                Revision C

                                Attachment 1
                           PHOTO IMAGING SYSTEM

2.6       MISSING PERSONS SUBSYSTEM

The Missing Persons Subsystem will function in a similar manner to the previously described Intelligence subsystem. The purpose of this module is to find Missing Persons and identify Dead On Arrival (DOAs). The module will be capable of additionally retrieving centrally stored electronic mug shot images and storing them on a separate database with protected access. The Missing Persons Subsystem Requirements document provides a more detailed functional description of the Missing Persons Subsystem.

The following equipment will be supplied as part of the Missing Persons
Module:

          One (1) video/freeze-frame capture station (camera) for DOAs: Canon RC-570 Still Video Cameras as described in SECTION 2.3.2.

          One (1) scanning device: Hitachi HV-C20 3-chip camera mounted on a Kaiser copy stand described in SECTION 2.3.9.

          One (1) capture workstation as described in SECTION 2.3.7.

          One (1) display workstation as described in SECTION 2.3.8.

          One (1) color printer as described in SECTION 2.3.3.

          One (1) LAN connection as denoted in SECTION 2.1.

2.6.1     SEALING/SECURITY

The sealing process is not applicable to this subsystem.

2.6.2     SCANNING OF PHOTOS/NEGATIVES

To eliminate possible conflict of duplicate photo numbers between systems, scanned photos/negatives will have a unique identifier capable of interacting with the photo number in the digitized photo image database and the scanned photo.

Requester information will be maintained both for photo images scanned from existing photos and those created with the photo image capture hardware.

2.7       WARRANT, DOCUMENT AND PHOTO IMAGE

- RESIZING OF WARRANT IMAGE. The Warrant photo images can be enlarged to the full printable area of the print media.

- COMPRESSION TECHNOLOGY. Advanced techniques, based on the JPEG (Joint Photography Experts Group) compression standards, are used to reduce the image storage and transmission needs. Compression ratios of 10:1 to 15:1 ensure the image can be reconstructed with no degradation visible to the human eye. It is the our intent to be remain compliant with the ANSI X3L2.8 compression standards. Given the size of the CAL-PHOTO mug images of 400,000 bytes uncompressed, a compression ratio of 15:1 may be used to yield a compressed image size of 25,000 bytes.

                            Photo Imaging System: 34                Revision C

                                 Attachment 1
                             PHOTO IMAGING SYSTEM


- FAMILY COURT AND SUPREME COURT INTEGRATION. Hooks and documentation will be included for future use by the Department's programming personnel for the subsequent integration and printing of digitized photo images related to Family Court and Supreme Court warrant documents, whenever these courts are integrated and interfaced into the system.


                            Photo Imaging System: 35                Revision C

                                 Attachment 1
                          MISSING PERSONS SUBSYSTEM


1.        INTRODUCTION

The Missing Persons Subsystem of the Photo Imaging System will be a COTS-based package which supports the retention of electronic photographs and alpha-numeric data associated with missing persons, unidentified persons (unidentified DOA and amnesia victims), and body-parts. The Missing Persons subsystem is based on the COTS Photo Imaging System, ForceField, which runs in a Unix environment.

The Missing Persons Subsystem will support the maintenance of the photographs and associated descriptor data and will provide ad-hoc search capabilities against the descriptor data retained for missing persons, unidentified persons (unidentified DOA and Amnesia Victims), and body-parts. The Missing Persons Subsystem will interface with the existing Missing Persons Case Management system which is/will be a mainframe-based, CICS, COBOL II, and DB2 application. The DB2 Missing Persons Case Management System will be the source of the descriptor and case management data and will provide a subset of that data to the Missing Persons System.

The Seller's approach to developing the detailed specifications will consist of working with the Buyer to further define the following:

     - database fields associated with missing persons, unidentified persons, and body-parts

     -  the data validation rules for each of the database fields

     - the required user screens for adding and deleting photographs/images and for initiating ad-hoc searches

     -  the query response formats and print formats

     - the detailed interface specifications between the Missing Persons Subsystem and the existing DB2 Missing Persons Case Management System

The detailed specifications will be developed during the customization definition phase, documented in the Missing Persons Subsystem Customization Specifications Document, and reviewed during the Customization Specifications Review.

2.  HIGH-LEVEL OVERVIEW

EXHIBIT 2-1 illustrates the external interfaces and manual user interfaces required to support the Missing Persons Subsystem. Descriptor data will be exchanged between the existing DB2 Missing Persons Case Management System and the Missing Persons Subsystem. Electronic photographs from the Mugshot System can be downloaded to the Missing Persons Subsystem. Paper photographs from different sources can be scanned and associated with "missing persons", "unidentified persons", or "body-parts".

EXHIBIT 2-2 illustrates the logical relationship between "missing persons", "unidentified persons", and "body-parts" in the Missing Persons Subsystem. A body-part can be a subset of the whole body (ie.: finger, hand, arm, etc.) or the whole body. An "unidentified person" will consist of one or more "body-parts". A "solved case" consists of a link between a "missing person" entity and/or an "unidentified person" entity. In other words, a "missing person" was matched with an "unidentified person", or a "missing person" case was solved without a matching "unidentified person", or an "unidentified person" case was solved without a matching "missing person".

                         Missing Persons Subsystem: 1                Revision C

                                   [DIAGRAM]






GOALS
- tie pictures to missing persons, unidentified persons (DOA or Amnesia), body-parts
- provide link from a missing person to unidentified person or body-parts
- provide search capability using descriptor information


        EXHIBIT 2-1  High-Level Overview of Missing Persons Subsystem

                         Missing Persons Subsystem: 2

                                  [DIAGRAM]


An Unidentified Person represents a "Body" without a "name"
    DOA
    Amnesia Victim
    1 to many Body-parts
A Body-part can be a subset of the body or the whole body



      EXHIBIT 2-2  Logical Data Relationship for Missing Persons Subsystem

                         Missing Persons Subsystem: 3

                                Attachment 1
                          MISSING PERSONS SUBSYSTEM

The specifications for the Missing Persons Subsystem has been separated into 8 functional areas:

     -    Missing Persons File Maintenance
     -    Unidentified Persons File Maintenance
     -    Body-Parts File Maintenance
     -    Case Management File Maintenance
     -    External Interface
     -    Data Validation
     -    Queries
     -    Response and Print Formats

The high-level requirements for each of these functional areas are described in the following sections of this document. These high-level requirements will be used as the starting point (i.e., baseline) for the customization definition phase.

3.        MISSING PERSONS FILE MAINTENANCE

The Missing Persons Subsystem will support the creation, deletion, and modification of the basic person data associated with a "missing person". A Missing Person can have one or more electronic photographs. For each photograph, there can be descriptor data associated with that photograph ("Appearance Data"). The Missing Persons Subsystem will support the creation, deletion, and modification of the "missing person" photograph(s) and associated Appearance Data. The data-entry of the Person and Appearance descriptor data will occur on the DB2 Missing Persons Case Management System. This data will be downloaded to the Missing Persons System and associated with the images retained by that system using the Missing Persons Case Number. The Photo ID's for that missing person will be uploaded to the DB2 Missing Persons Case Management System.

The fields currently envisioned for the Missing Persons "Person Data" are as follows:
          Missing Persons Case Number
          Name - last, first, middle, suffix
          Aliases - last, first, middle, suffix
          DOB
          Age
          Race
          Sex
          Origin
          Scars/marks/tattoos
          Other descriptor fields (to be defined during customization phase)

The fields currently envisioned for the Appearance Data (there is one Appearance Data for each photograph) are as follows:
          Photograph Number
          Descriptor fields (to be defined during customization phase)


                          Missing Persons Subsystem: 4              Revision C

                                Attachment 1
                          MISSING PERSONS SUBSYSTEM

4.        UNIDENTIFIED PERSONS FILE MAINTENANCE

The Missing Persons Subsystem will support the creation, deletion, and modification of the basic person data and photographs(s) associated with an "unidentified person" (unidentified DOA, amnesia victim, or composite person from one or more body-parts). An Unidentified Person can have one or more electronic photographs. The data-entry of the Unidentified Person descriptor data will occur on the DB2 Missing Persons Case Management System. This data will be downloaded to the Missing Persons System and associated with the images retained by that system using the Unidentified Persons Case Number. The Photo ID's for that unidentified person will be uploaded to the DB2 Missing Persons Case Management System.

The fields currently envisioned for the "Unidentified" Person Data are as follows:
          Unidentified Person Case Number
          DOB
          Age
          Race
          Sex
          Height
          Weight
          Hair
          Eye
          Origin
          Scars/marks/tattoos
          Other descriptor fields (to be defined during customization phase)

5.        BODY-PARTS FILE MAINTENANCE

The Missing Persons Subsystem will support the creation, deletion, and modification of the descriptor data and photograph(s) associated with a "body-part". A body-part can have one or more electronic photographs. The data-entry of the body-parts descriptor data will occur on the DB2 Missing Persons Case Management System. This data will be downloaded to the Missing Persons System and associated with the images retained by that system using the Body-parts Case Number. The Photo ID's for that body-part will be uploaded to the DB2 Missing Persons Case Management System.

The fields associated with each type of body-part will vary depending on the type of body-part. The fields associated with each type of body-part will be defined during the requirements definition phase and will be documented in the Customization Specifications Document.

6.        SOLVED CASES FILE MANAGEMENT

The Missing Persons Subsystem will provide the capability to create an "Unidentified Person" entity by linking multiple body-parts together and creating a composite "person" description. The Missing Persons Subsystem will provide the capability to create" a "solved case" by (1) linking a "Missing Person" entity to an "Unidentified Person" entity, (2) marking a Missing Person Case as solved (without a matching "unidentified person"), or
(3) marking an Unidentified Person Case as solved (without a matching "missing person").

                          Missing Persons Subsystem: 5              Revision C

                                Attachment 1
                          MISSING PERSONS SUBSYSTEM


7.        EXTERNAL INTERFACES

External interfaces will exist to the DB2 Missing Persons Case Management System and the Mugshot System. The External Interface function will initiate the Data Validation function (see Section 8) to verify that the data received through the external interface is valid. Any transaction which does not conform to the data validation rules will be written to an exception file. Each of these external interfaces are described in the following subsections.

7.1       INTERFACE TO DB2 MISSING PERSONS CASE MANAGEMENT SYSTEM

The interface between the DB2 Missing Persons Case Management System and the Missing Persons System will provide for (1) the transfer of descriptor data associated with missing persons, unidentified persons, and body-parts from the DB2 Missing Persons Case Management System to the Missing Persons System;
(2) the transfer of Photo IDs from the Missing Persons System to the DB2 Missing Persons Case Management System, and (3) the transfer of case resolution information from the DB2 Missing Persons Case Management System to the Missing Persons System.

The DB2 Missing Persons Case Management System will send the following transactions to the Missing Persons System.

      -  Missing Person File Maintenance Transaction
      -  Unidentified Person File Maintenance Transaction
      -  Body-parts File Maintenance Transaction
      -  Solved Case File Maintenance Transaction

The Missing Persons System will send the following transactions to the DB2 Missing Persons Case Management System.

      -  Link-Photo-IDs-to-Case Transaction

The Department is responsible for modifying the DB2 Missing Persons Case Management system to send/receive these transactions. The transaction protocol and transaction format/content will be defined in the Interface Control Document (ICD) which will be jointly developed by the Buyer and the Seller.

7.2       INTERFACE TO MUGSHOT SYSTEM

The interface between the Mugshot System and the Missing Persons System provides for the transfer of arrest mugshots from the Mugshot System to the Missing Persons System. The Seller is responsible for the definition and implementation of this interface. The transaction protocols and content/format will be defined in the Interface Control Document (ICD).

8.        DATA VALIDATION

Data validation will be done for both screen inputs and data received over external interfaces. Data Validation includes validation of a request based on the user's


                          Missing Persons Subsystem: 6              Revision C

                                Attachment 1
                          MISSING PERSONS SUBSYSTEM



authorization and field validation of the fields within the request (i.e., ensure that field values are legal).

9.        QUERIES

The Missing Persons Subsystem will support queries against the descriptor data associated with the "Missing Persons", "Unidentified Persons", and "Body-parts" database.

10.       RESPONSE AND PRINT FORMATS

The Missing Persons Subsystem will provide responses (screen or hardcopy) to the queries against the descriptor data associated with the "Missing Persons", "Unidentified Persons", and "Body-parts" database. These responses will include the photos of entities matching that query criteria.

11.       MIGRATION STRATEGY

There are no plans to convert pre-existing data for the Missing Persons Subsystem. The data and photographs will be entered into the Missing Persons Subsystem on a day-one-forward basis.


                          Missing Persons Subsystem: 7              Revision C

                                Attachment 1
                  FEDERAL INTERFACE SUBSYSTEM SPECIFICATIONS


1.        INTRODUCTION

The Federal Interface Subsystem will be a new external interface to the U.S. Attorney's photo system. The purpose of the Federal Interface Subsystem is to exchange electronic photos and related data between the U.S. Attorney's system and the Department's Photo Imaging System. The electronic photographs and related data already stored on the U.S. Attorney's System will be pre-loaded onto the Department's Photo Imaging System. Any new NYCPD bookings will be done on the Department's Photo Imaging System and the electronic photos and data transmitted to the U.S. Attorney's System. In addition, to quickly field this capability, so that the Department can immediately take advantage of the new technology and continue to exchange photos and related data with the U.S. Attorney's System, a subset of the Photo Imaging System capabilities will be deployed early as part of the Federal Interface Subsystem.

The Contractor will work with the Department to define the needed screens, print formats, and external interfaces required to support the Federal Interface Subsystem capabilities. This includes the following:

      -  database fields associated with the booking data
      -  the data validation rules for each of the database fields
      - the required user screens for adding, modifying, and deleting photographs/images and associated booking data
      -  the required print formats needed to support current procedures
      -  the interface to the OLBS

The Contractor will work with the U.S. Attorney's Office to define the interface between the Department's Photo Imaging System and the U.S. Attorney's System. This includes the following:

      - sending electronic photographs and related data from NYCPD bookings to the U.S. Attorney's system
      - receiving electronic photographs and related data from federal sources from the U.S. Attorney's system
      -  sending sealing notifications to the U.S. Attorney's system

2.       CONCEPT OF OPERATION FOR FEDERAL INTERFACE SUBSYSTEM

The intent of the Federal Interface Subsystem is to start booking NYCPD arrestees on the Department's new photo imaging system as soon as possible, and send the electronic photos and related data to the U.S. Attorney's System.

On bringing the arrestee to the booking site, the procedures are as follows:

      - The arrestee data will be manually entered into the Department's On-Line Booking System (OLBS), which will generate the NYCPD Arrest Number.

      - The arrestee will be photographed using the Department's Photo Imaging System and booked with the following minimum information:


                         Federal Interface Subsystem: 1             Revision D

                                Attachment 1
                  FEDERAL INTERFACE SUBSYSTEM SPECIFICATIONS


             - Name
             - NYCPD Arrest Number
             - Minimum Demographic information (TBD)

      - The Department's Photo Imaging System will print a hardcopy of the photo(s) with the NYCPD Arrest Number as a replacement for the current photographs which become part of the arrestee's file.

      - Based on fingerprint verification done as part of the Department's standard procedures, a NYSID Number will be generated by DCJS and sent to the Department.

      - Once the NYSID number is available, the Department's Photo Imaging System's booking record will then be retrieved using the NYCPD Arrest Number, and the NYSID number would be added to the booking record.

      - Based on the NYCPD Arrest Number, the remaining booking data will be retrieved from OLBS and added to the Department's Photo Imaging System's database. (Note: if the NYSID number is contained in OLBS, then we may not need to do the previous step.)

The Department's Photo Imaging System will send the electronic photo and related data obtained from booking events to the U.S. Attorney's system. The U.S. Attorney's System will send federal photos and related data to the Department's Photo Imaging System. This exchange of electronic photos and related data will occur in a batch mode multiple times in a day. In addition, the U.S. Attorney's System will be electronically notified of any Sealing requests against the Department's Photo Imaging System's database.

3.        HIGH-LEVEL OVERVIEW

EXHIBIT 3-1 illustrates the hardware configuration for the Department's Photo Imaging System which will be deployed early to support the Federal Interface Subsystem. Central Headquarters will have a Sparc 5 with 34 GB RAID, to act as the central image and data repository. Capture/Display Stations, Display-Only Stations, and printers will be deployed to the locations as shown in Exhibit 3-1.

In support of the Federal Interface Subsystem, a subset of the functional capabilities of the Department's new Photo Imaging System will be deployed as soon as possible. This subset is described in the following sections.

4.       USER INTERFACE

The Department's Photo Imaging System will provide screens for capturing the photographs, data entering the booking information, requesting hardcopy outputs, and initiating queries.

                         Federal Interface Subsystem: 2             Revision D

[Graphic]


             Exhibit 4-3 Federal Interface Subsystem Block Diagram

                                Attachment 1
                  FEDERAL INTERFACE SUBSYSTEM SPECIFICATIONS


5.       BOOKING FILE MAINTENANCE

The Department's Photo Imaging System will support the creation, deletion, and modification of the basic person data, the booking data associated with a "person", the appearance data associated with a booking, and the photographs associated with an appearance. A person can have one or more bookings. A booking can have one or more appearances. An appearance can have one or more types of photographs (front, profile, etc.).

The fields to be retained as the Person Data in the Department's Photo Imaging System will be determined during the customization definition phase. Only the minimum number of fields will be data entered into the Department's Photo Imaging System. The rest of the fields will be populated via the interface to OLBS. The possible fields for the Person Data are as follows:

          Person ID (unique key to person record)
          NYSID
          Other IDs
          Name/AKAs
          DOB
          Race
          Sex
          Scars/marks/tattoos

The fields to be retained as the Booking Data in the Department's Photo Imaging System will be determined during the customization definition phase. These fields will be populated via the interface to OLBS.

The fields to be retained as the Appearance Data in the Department's Photo Imaging System will be determined during the customization phase. These fields will be populated via the interface to OLBS where ever possible (i.e., OLBS may not retain all of the fields).

6.        DATA VALIDATION

Data validation will be done for the manual data entry. Data Validation includes verification of a request based on the user's authorization and field validation of the fields within the request (i.e., ensure that field values are legal).

7.        QUERIES

The Department's Photo Imaging System will support, at a minimum, queries using the ForceField ID, NYSID number, NYCPD Arrest Number, other unique Ids, and/or name. In general, the system will allow queries using fields defined during the customization definition phase. The queries will return the matching person(s), booking information, appearance information, and photographs.

8.        PRINT FORMATS

                         Federal Interface Subsystem: 4             Revision D

                                Attachment 1
                  FEDERAL INTERFACE SUBSYSTEM SPECIFICATIONS


The Department's Photo Imaging System will provide responses (screen or hardcopy) to support the current procedures for the booking process which will be determined during the customization definition phase.

9.        EXTERNAL INTERFACES

9.1       OLBS Interface

Based on the NYCPD Arrest Number, the Department's Photo Imaging System via the Federal Interface Subsystem will retrieve the Person Data, Booking Data, and any Appearance Data associated with that Arrest Number from OLBS and load that data into the Federal Interface Subsystem's database.

9.2       Interface to U.S. Attorney's System

The Department's Photo Imaging System via the Federal Interface Subsystem will accept batch input of both the data and photographs from the U.S. Attorney's System for initial population. The exact media and format will be determined as part of the Customization phase and will be mutually agreeable to both parties.

The Department's Photo Imaging System via the Federal Interface Subsystem will send new photos and related data to the U.S. Attorney's System. The Department's Photo Imaging System via the Federal Interface Subsystem will accept federal photos and related data from the U.S. Attorney's System. This exchange of data and photographs will occur periodically in a batch mode.

The Department's Photo Imaging System via the Federal Interface Subsystem will electronically notify the U.S. Attorney's System of any sealing requests. Because of the low volume of sealing initiated by the U.S. Attorney's System, the U.S. Attorney's office will manually notify the Department of sealing requests. These manual notifications will then be data entered into the Department's Photo Imaging System by Department personnel.






                     Federal Interface Subsystem: 5                 Revision D

                                     Attachment 2
                           PROJECT MILESTONES AND SCHEDULE


1.   INTRODUCTION

The purpose of this attachment is to show the project schedule and the target milestones for this subcontract. The completion criteria for these milestones are described in Attachment 7 of this subcontract. EXHIBIT 1-1 shows the overall system schedule with the target milestones. It is separated into three areas corresponding to the Buyer/Seller milestones associated with (1) the Basic Photo Imaging Systems, (2) Intelligence Subsystem, and (3) Missing Persons. The fourth area represents the NYCPD/Buyer milestones. The Basic Photo Imaging System will be incrementally deployed in blocks. EXHIBIT 1-2 identifies the composition of each installation block.

Section 2 provides a brief description of each of the milestones for the Photo Imaging Systems. Section 3 provides a brief description of each of the milestones associated with the overall System Integration.

2.   PHOTO IMAGING SYSTEM MILESTONES

CUSTOMIZATION SPECIFICATIONS REVIEW (CSR): A formal review held with the Buyer after the customization definition phase to verify that the specifications developed for the Photo Imaging Systems and documented in the Customization Specifications Document (ie., screen formats, print formats, database fields, data validation rules, code tables, and functions) meet NYCPD's requirements, as specified in this subcontract. A separate CSR will be held for the following Photo Imaging Systems:

     -    Basic Photo Imaging System
     -    Intelligence Subsystem
     -    Missing Persons Subsystem

CUSTOMIZATION DESIGN REVIEW (CDR): A formal review held with the Buyer after the customization design phase to verify that the design developed for the Photo Imaging Systems and documented in the Customization Design Document meets the requirements as specified in the Customization Specifications Document. A separate CDR will be held for the following Photo Imaging Systems:

     -    Basic Photo Imaging System
     -    Intelligence Subsystem
     -    Missing Persons Subsystem

CUSTOMIZATION DEMONSTRATION: A demonstration of the Basic Photo Imaging System software to the Buyer prior to the pre-RSR tests for the purpose of verifying that the functionality meets the requirements as specified in the Customization Design Document. The Customization Demonstration does not require the final hardware configuration. A separate Customization Demonstration will be held for the following Photo Imaging Systems:

     -    Basic Photo Imaging System

PRE READY-TO-SHIP-REVIEW (PRE-RSR): A rehearsal of the RSR held with the Buyer at the XImage facilities, after the Customization Demonstration or implementation phase, in preparation for the RSR. The purpose is to demonstrate that the functionality (both hardware and software) provided meets the specifications as documented in the Customization Specification Document. A separate pre-RSR will be held for the following Photo Imaging
Systems:

                Attachment 2 - 1                           Revision D


                                 1       2        3       4      5       6     7       8       9        10      11
------------------------------------------------------------------------------------------------------------------------
Intelligence Subsystem                                                                                          CSR
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Missing Persons Subsystem
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Basic Photo Imaging System               FIS
                                         PRSR &
                                         RSR
------------------------------------------------------------------------------------------------------------------------
                                                  FIS
                                                  AT
------------------------------------------------------------------------------------------------------------------------
                                                          CSR
------------------------------------------------------------------------------------------------------------------------
                                                                 CDR
------------------------------------------------------------------------------------------------------------------------
                                                                 BOHW
------------------------------------------------------------------------------------------------------------------------
                                                                        CD
------------------------------------------------------------------------------------------------------------------------
                                                                               B1HW
------------------------------------------------------------------------------------------------------------------------
                                                                               BOPRSR
------------------------------------------------------------------------------------------------------------------------
                                                                                       B2HW
------------------------------------------------------------------------------------------------------------------------
                                                                                       BORSR
------------------------------------------------------------------------------------------------------------------------
                                                                                               B3HW
------------------------------------------------------------------------------------------------------------------------
                                                                                               BOIT
------------------------------------------------------------------------------------------------------------------------
                                                                                               BOAT
------------------------------------------------------------------------------------------------------------------------
                                                                                                        B4HW
------------------------------------------------------------------------------------------------------------------------
                                                                                                        BHT
------------------------------------------------------------------------------------------------------------------------
                                                                                                        BIAT
------------------------------------------------------------------------------------------------------------------------
                                                                                                                B5HW
------------------------------------------------------------------------------------------------------------------------
                                                                                                                B2IT
------------------------------------------------------------------------------------------------------------------------
                                                                                                                B2AT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NYCPD < - > SAIC Milestones              FIS      FIS                          Basic   Basic   Basic    Basic
                                         Funct.   Block   Basic                Funct.   BO      B1       B2
                                         Accept.  Accept. CSR                  Accept. Accept. Accept.  Accept.
------------------------------------------------------------------------------------------------------------------------
                                                                                                        Intel
                                                                                                        CSR
------------------------------------------------------------------------------------------------------------------------
CSR -- Customization Specification Review   CDR -- Customization Design Review
OSST -- On-Site System Test                 Fis -- Federal Interface Subsystem
PRSR -- pre-Ready-to-Ship Review            RSR -- Ready-to-Ship Review
xxAT -- xxxxx Acceptance Test               CD -- Customization Demonstration
                                           xxIT -- xxxxx Installation Test

                 Exhibit 1-1 XImage Milestones and Schedule
                                                                     Revision D



                                 12      13       14      15     16      17    18      19      20       21      22
---------------------------------------------------------------------------------------------------------------------
Intelligence Subsystem
---------------------------------------------------------------------------------------------------------------------
                                 CDR
---------------------------------------------------------------------------------------------------------------------
                                                        PRSR
---------------------------------------------------------------------------------------------------------------------
                                                                RSR
---------------------------------------------------------------------------------------------------------------------
                                                                         AT
---------------------------------------------------------------------------------------------------------------------
Missing Persons Subsystem                CSR
---------------------------------------------------------------------------------------------------------------------
                                                CDR
---------------------------------------------------------------------------------------------------------------------
                                                                        PRSR
---------------------------------------------------------------------------------------------------------------------
                                                                                RSR
---------------------------------------------------------------------------------------------------------------------
                                                                                        AT
---------------------------------------------------------------------------------------------------------------------
Basic Photo Imaging System
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                 B6HW
---------------------------------------------------------------------------------------------------------------------
                                 B3AT
---------------------------------------------------------------------------------------------------------------------
                                         B7HW
---------------------------------------------------------------------------------------------------------------------
                                         B4AT
---------------------------------------------------------------------------------------------------------------------
                                                B8HW
---------------------------------------------------------------------------------------------------------------------
                                                B5AT
---------------------------------------------------------------------------------------------------------------------
                                                        B6AT
---------------------------------------------------------------------------------------------------------------------
                                                                B7AT
---------------------------------------------------------------------------------------------------------------------
                                                                        B8AT
---------------------------------------------------------------------------------------------------------------------
                                                                                        OSST
---------------------------------------------------------------------------------------------------------------------
                                                                        Basic                  Start         End
NYCPD < - > SAIC Milestones      Basic   Basic   Basic   Basic   Basic   B8&                    Final         Final
                                 B-3     B4      B5      B6      B7      Module                 System        System
                                 Accept. Accept. Accept. Accept. Accept. Accept.                Accept.       Accept.
---------------------------------------------------------------------------------------------------------------------
                                                                Intel   Intel
                                                                Funct.  Module
                                                                Accept. Accept.
---------------------------------------------------------------------------------------------------------------------
                                         Missing                               Missing Missing
                                         Persons                               Funct.  Module
                                         CSR                                   Accept. Accept.
---------------------------------------------------------------------------------------------------------------------

CSR -- Customization Specification Review    CDR -- Customization Design Review
CD -- Customization Demonstration            OSST -- On-Site System Test
FIS -- Federal Interface Subsystem           PRSR -- pre-Ready-to-Ship Review
RSR -- Ready-to-Ship Review                  xxIT -- xxxxx Installation Test
xxAT -- xxxxx Acceptance Test

                      Exhibit 1-1  XImage Milestones and Schedule    Revision D


                      TOTAL  ECPS  BLOCK 0  BLOCK 1  BLOCK 2  BLOCK 3  BLOCK 4  BLOCK 5  BLOCK 6  BLOCK 7  BLOCK 8
                       QTY    QTY    QTY      QTY      QTY      QTY      QTY      QTY      QTY      QTY      QTY
-------------------------------------------------------------------------------------------------------------------------
VIDEO CAMERA          11     11                                                                                       11
CAPTURE               12     11                      1                                                                12
DISPLAY               91     14             8        8        12       12       12       12       12       1          91
SCANNER                1                             1                                                                 1
COLOR PRINTER         12      6             1        2         2        1                                             12
SM. DYE-SUB PRINTER    8                             1         7                                                       8
B&W PRINTER           76     14             7        7         3       10       10       12       12       1          76
Sparc 20 Server        2            2                                                                                  2
IMAGE STORAGE          2            2                                                                                  2
BACKUP                 1            1                                                                                  1
FIS Sparc5 Server      1      1                                                                                        1
IMAGING SW             1      1                                                                                        1
24X7 MAINT             1      1                                                                                        1
DOCUMENTATION          1      1                                                                                        1
                                            7 Pre    7 Pre    3 Pre    10 Pre   10 Pre   12 Pre   12 Pre   15 Pre
                                            1 CMSN   1 Photo  7 Det     1 Fug
                                                     1 BW     2 CWU     1 BW     2 BW


Redeploy                                                                2 Tek    4 Tek                      6 B&W
                                                                                                            6 Display
-------------------------------------------------------------------------------------------------------------------------

Exhibit 1-2 Configuration of each Installation Block of the Basic Photo Imaging System
                                                                    Revision C

                                  Attachment 2
                        PROJECT MILESTONES AND SCHEDULE


         -  Federal Interface Subsystem
         -  Basic Photo Imaging System
         -  Intelligence Subsystem
         -  Missing Persons Subsystem

READY-TO-SHIP-REVIEW (RSR) - FUNCTIONAL ACCEPTANCE: A formal review held with the Buyer and NYCPD at the XImage facilities, after the implementation phase, to test the functionality of the Photo Imaging Systems (i.e., screens, database, print formats, and functions) before deployment to the NYCPD's facilities. The purpose of this acceptance testing is to demonstrate that the functionality provided (both hardware and software) meets the specifications as documented in the Customization Specification Document. Deployment will begin after receipt of written notification from the NYCPD of successful completion of the Functional Acceptance testing. A separate RSR-Functional Acceptance will be held for the following Photo Imaging Systems:

         -  Federal Interface Subsystem
         -  Basic Photo Imaging System
         -  Intelligence Subsystem
         -  Missing Persons Subsystem

BLOCK-INSTALLATION TESTING: Installation testing of each block conducted with the Buyer after the block is installed in NYCPD's facilities. The purpose of this testing is to ensure that the hardware and software configuration is compliant with the specifications in Schedule C and that all components for that block are installed and operational.

BLOCK ACCEPTANCE: Acceptance testing of each block conducted with the Buyer and NYCPD after the block is installed in NYCPD's facilities. A subset of the Functional Tests will be conducted against the block to prove that the block was correctly installed, configured, and operational. The number of blocks for the each of the Photo Imaging Systems is identified below and the composition of each of the Basic Photo Imaging System blocks are identified in Exhibit 1-2.

         -  Federal Interface Subsystem -         1 block
         -  Basic Photo Imaging System -          9 blocks
         -  Intelligence Subsystem -              1 block
         -  Missing Persons Subsystem -           1 block

MODULE ACCEPTANCE: Performance and availability acceptance testing of each module conducted with the Buyer and NYCPD after all blocks for a module are deployed. The purpose of this acceptance testing is to demonstrate that the performance and availability requirements for each module, as defined in Attachment 5 of this contract, are met. A separate Module Acceptance test will be held for the following Photo Imaging Systems:

         -  Basic Photo Imaging System
         -  Intelligence Subsystem
         -  Missing Persons Subsystem


                                Attachment 2-4              Revision D

                                  Attachment 2
                        PROJECT MILESTONES AND SCHEDULE


3.  SYSTEM INTEGRATION MILESTONES

The overall system integration testing will begin after installation and acceptance of all of the Photo Imaging System is complete and after the integration and testing of the Automated DB2 System is complete. The system integration testing consists of the On-Site System Test and Final System Acceptance Testing. The Seller is not responsible for conducting these tests but is responsible for participating in and supporting the overall system integration testing efforts.

ON-SITE SYSTEM TEST: Informal testing by the Buyer of the integrated system after module acceptance of all Photo Imaging Systems are complete and after the installation of the Automated DB2 System software is complete. The purpose of this testing is to verify that the system performs as expected prior to start of Final System Acceptance. The On-Site System Test is the time allocated for the Buyer and Seller to conduct its own testing to verify that the integrated system is ready for Final System Acceptance.

START FINAL SYSTEM ACCEPTANCE: formal system acceptance testing held with the NYCPD after On-Site System Test is complete. During the Final System Acceptance testing the following acceptance tests will be performed:

         - FUNCTIONAL ACCEPTANCE OF AUTOMATED DB2 SYSTEMS - formal acceptance testing of the Automated DB2 Systems to verify that the functionality provided (i.e., screens, database, print formats, and functions) meets the specifications as documented in the Software Requirement Specification document.

         - PERFORMANCE ACCEPTANCE OF AUTOMATED DB2 SYSTEMS - performance and availability acceptance testing of the Automated DB2 Systems after completion of the Automated DB2 Systems Functional Acceptance tests. The purpose of this acceptance testing is to demonstrate that the performance and availability requirements for the Automated DB2 Systems, as defined in Attachment 5 of this contract, are met

         - FINAL SYSTEM INTEGRATION ACCEPTANCE - system integration tests conducted to demonstrate and validate that all components are integrated and that all interfaces to external systems are functional and meet the interface specifications as documented in the Interface Control Document.

END FINAL SYSTEM ACCEPTANCE: successful completion of the Final System Acceptance testing. After Final System Acceptance is successfully completed, the Warrant/Want/WOLF database will be converted to the new format for the last time, and the new Automated DB2 Systems will go operational. (Note: that the Photo Imaging Systems became operational in Block increments after successful completion of each Block Acceptance test.)


                            Attachment 2-5                 Revision D

                                  Attachment 3
                         CONTRACT DATA REQUIREMENTS LIST


1    CONTRACT DATA REQUIREMENTS LIST

EXHIBIT 1-1 lists the deliverable items for this subcontract along with the submission time-frame, estimated number of pages, the number of copies to be provided, and a pointer to the Statement of Work which discusses the deliverable. The Seller shall provide the data items identified in EXHIBIT 1-1 in the Seller's format within the time frame shown in EXHIBIT 1-1. Some of the data items are considered "living documents" and are identified as such in EXHIBIT 1-1. The Seller shall provide updates to the "living documents" at each formal engineering review following the initial submission and a final "as-built" document at start of Final System Acceptance testing.

----------------------------------------------------------------------------------------------------------------------
                                                              First Due   Review   Living   Approx    # of       SOW
                                                                 Date                Doc.    Pages   Copies      Ref.
----------------------------------------------------------------------------------------------------------------------
PHOTO IMAGING SYSTEMS DELIVERABLE DOCUMENTS
----------------------------------------------------------------------------------------------------------------------
Basic Customization Specifications                               2 WPR     CSR                 75       3        3.1.7
----------------------------------------------------------------------------------------------------------------------
Basic Customization Design Document                              2 WPR     CDR         X       100      3        3.1.7
----------------------------------------------------------------------------------------------------------------------
Intel Subsystem Customization Specifications                     2 WPR     CSR                 75       3        3.1.7
----------------------------------------------------------------------------------------------------------------------
Intel Subsystem Customization Design Document                    2 WPR     CDR                 100      3        3.1.7
----------------------------------------------------------------------------------------------------------------------
Missing Persons Subsystem Customization Specifications           2 WPR     CSR                 75       3        3.1.7
----------------------------------------------------------------------------------------------------------------------
Missing Persons Subsystem Customization Design Document          2 WPR     CDR         X       100      3        3.1.7
----------------------------------------------------------------------------------------------------------------------
System Administration Manual                                     1 MPA                         100   1 per SA    3.8
----------------------------------------------------------------------------------------------------------------------
User's Manual                                                    1 MPA                         100   1 per WS    3.8
----------------------------------------------------------------------------------------------------------------------
Utilities Guide                                                  1 MPA                         100   1 per SA    3.8
----------------------------------------------------------------------------------------------------------------------
Support Reference Card                                           1 MPA                          1    1 per WS    3.8
----------------------------------------------------------------------------------------------------------------------
Training Material                                                1 MPT                         50    1 per TP    3.7
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SYSTEM ENGINEERING DELIVERABLE DOCUMENTS
----------------------------------------------------------------------------------------------------------------------
Interface Control Document (support only)                        3 WPR     CSR         X       30        3       3.2
----------------------------------------------------------------------------------------------------------------------
Implementation Plan                                              3 MAC                         50        3       3.6
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PROGRAM REVIEW DELIVERABLE ITEMS
----------------------------------------------------------------------------------------------------------------------
Project Status Report                                           monthly                         2        1       3.1.0
----------------------------------------------------------------------------------------------------------------------
Risk Management Report                                          monthly                         2        1       3.1.4
----------------------------------------------------------------------------------------------------------------------
Program Management Review Minutes                                1 WAR                          3        1       3.1.1
----------------------------------------------------------------------------------------------------------------------
Program Engineering Review Minutes                               1 WAR     all                  4        1       3.1.7
----------------------------------------------------------------------------------------------------------------------
CI Change Report                                                monthly                         2        1       3.1.3
----------------------------------------------------------------------------------------------------------------------
Plan of Correction                                                 WAA     all                  2        1       3.6
----------------------------------------------------------------------------------------------------------------------
WPR = Weeks Prior to Review                  WAR = Weeks after Review            MAC = Months After Contract Execution
MPA = Months Prior to Acceptance (Block 1)   MPT = Months Prior to Training      WAA = Weeks After Acceptance Tests
TP = Trained Persons                         WS = Workstation                    SA = System Administrator

                       EXHIBIT 1-1 DELIVERABLE DATA ITEMS

The document review cycle (one draft and one final submission) and completion criteria is described in Attachment 7 of this subcontract. A brief description of each of the deliverable items is provided in the following sections.

2.   PHOTO IMAGING SYSTEMS DELIVERABLE DOCUMENTS

A brief description of each of the deliverable documents for the Photo Imaging Systems is provided below. The documentation provided for the Photo Imaging Systems is based on the


                                  Attachment 3-1            Revision C

                               Attachment 3
                      CONTRACT DATA REQUIREMENTS LIST


standard documentation set provided with the ForceField COTS system which will be customized to reflect the NYCPD-specific installation.

The CUSTOMIZATION SPECIFICATIONS shall consist of draft screen layouts, print formats, operator procedures, code table definitions, validation rules, NYCPD-specific database fields, specifications for any other NYCPD-specific customization, and acceptance test procedures. There will be one Customization Specification document for each of the Photo Imaging Systems:
(1) Basic Photo Imaging System, (2) Intelligence Subsystem, and (3) Missing Persons Subsystem.

The CUSTOMIZATION DESIGN DOCUMENT shall consist of the high-level software architecture, a description of each of the high-level software components, the interfaces between those components, and the physical database design of the Photo Imaging Systems. There will be one Customization Design document for each of the Photo Imaging Systems: (1) Basic Photo Imaging System, (2) Intelligence Subsystem, and (3) Missing Persons Subsystem.

The SYSTEM ADMINISTRATION MANUAL shall be designed as a reference manual for NYCPD's designated System Administrators and shall include the procedures for management of all of the Photo Imaging System's resources, both hardware and software. This document provides the System Administrator with the specific concepts and procedures necessary to manage daily operations including answering operational questions, local trouble-shooting, database backup and recovery, monitoring database integrity, system audits, and defining and executing special management reports.

The USER'S MANUAL shall be designed as a reference manual for NYCPD's end-users of the Photo Imaging Systems and shall include instructions and operational procedures for capture, retrieval, and printing of images and booking information.

The UTILITIES GUIDE shall describe the utilities provided with the system and how and when to use these utilities.

The SUPPORT REFERENCE CARD shall be designed as a quick 2-sided reference guide to be used in the event of Photo Imaging System problems and shall include common problems and resolutions, along with the names and phone number of the NYCPD's System Administrators.

The TRAINING MATERIAL shall consist of formal briefing charts to be used during the User's Training classes and System Administrator's Training classes. The User's Training Material shall provide instructions on the use of and operational procedures for the capture, retrieval, and printing functions of the Photo Imaging System. The System Administrator's Training Material shall provide instructions on the concepts and procedures necessary to manage the daily operations including answering operational questions, local trouble-shooting, database backup and recovery, monitoring database integrity, system audits, and defining and executing special management reports.

3.   SYSTEM ENGINEERING DELIVERABLE DOCUMENTS

A brief description of each of the deliverable documents associated with the overall system engineering, integration, and installation is provided below.

The INTERFACE CONTROL DOCUMENT, which will be developed jointly by the Buyer and Seller, shall define the interfaces between external systems and the Automated DB2 Warrant and Digitized Photo Imaging System. The interface definitions will include a description of the application-to-application transaction protocol and the contents of each transaction message.



                              Attachment 3-2                        Revision C

                              Attachment 3
                     CONTRACT DATA REQUIREMENTS LIST


The IMPLEMENTATION PLAN shall provide a schedule for the site installations, describe the required site preparations, and highlight any inadequacies in the current facilities that need to be corrected prior to installation.

4.   PROGRAM REVIEW DELIVERABLE DATA ITEMS

A brief description of each of the deliverable data items associated with the overall program management and review is provided below.

The Monthly PROJECT STATUS REPORTS shall include status of work against target schedule, installations completed or in progress during the reporting period, work and installations planned for the next month, and problem identification and planned resolution.

PROGRAM MANAGEMENT REVIEW MINUTES shall provide a summary of the results of the Quarterly Program Management Reviews.

PROGRAM ENGINEERING REVIEW MINUTES shall provide a summary of the results of the Formal Engineering Reviews including issues identified during the review and agreed-upon action items.

The CI CHANGE REPORT shall list all authorized changes against the baseline system and all "bug" fixes implemented during that reporting period.

The PLAN OF CORRECTION shall identify all deficiencies found during acceptance testing, a planned correction date, and assigned person.



                              Attachment 3-3                        Revision C

                              Attachment 4


                            PAYMENT SCHEDULE

             Basic Subcontract Agreement Value:         $2,389,500
             Withhold Value (Pending Acceptance):        -$500,000
                                                         ---------
             Available Funds For Distribution:          $1,889,500

             Payment 01 ......... ......... .........     $250,000
             Payment 02 ......... ......... .........     $125,000
             Payment 03 ......... ......... .........     $250,000
             Payment 04 ......... ......... .........     $125,000
             Payment 05 ......... ......... .........     $250,000
             Payment 06 ......... ......... .........     $125,000
             Payment 07 ......... ......... .........     $125,000
             Payment 08 ......... ......... .........     $100,000
             Payment 09 ......... ......... .........     $100,000
             Payment 10 ......... ......... .........     $100,000
             Payment 11 ......... ......... .........     $100,000
             Payment 12 ......... ......... .........     $100,000
             Payment 13 ......... ......... .........     $100,000
             Payment 14 ......... ......... .........      $39,500

                              Attachment 5
                 TECHNICAL AND PERFORMANCE REQUIREMENTS

1.     INTRODUCTION

This attachment provides the performance requirements for the Automated DB2 Warrant and Integrated Digitized Photo Imaging System. The performance requirements include the workload requirements, response-time requirements, storage requirements, and availability requirements. EXHIBIT 1-1 summarizes the overall system workload and system parameters as specified in the Automated DB2 Warrant and Integrated Digitized Photo Imaging System RFP.

2.     PERFORMANCE REQUIREMENTS FOR PHOTO IMAGING SYSTEM

This section provides the performance requirements for the Photo Imaging System, including the workload requirements, response-time requirements, storage requirements, and availability requirements.

2.1    Workload/Response-Time/Storage Capacity Requirements

The expected workload and total number of photos stored for three years for each borough is shown in EXHIBIT 1-1 and is based on the number of arrests per borough per year, the percentages of felony and DAT arrests at that borough, and the average number of photos taken for each felony and DAT arrest. It is anticipated that DAT arrests will require three (3) photos. It is anticipated that non-DAT arrests will require five (5). A three (3) year on-line retention capacity before archiving on off-line storage is the minimum. This is based upon the present 3 year rotating retention period presently in use in the borough CATCH Units.

2.1.1  Storage Requirements

The Photo Imaging System shall provide on-line storage and an on-line mirror copy (or functional equivalent) for 3 years of bookings/arrests based on the workload. The Photo Imaging System shall support the addition of photos and booking/arrest data and provide adequate storage for 3-years of photos and booking/arrest data based on the workload shown in EXHIBIT 1-1. The Photo Imaging System shall archive the photo after three years on off-line mass storage devices.

The Photo Imaging System shall support a trigger-level methodology to institute an orderly documented procedure for increasing storage capacity without "shutting-down" the system. The Photo Imaging System shall allow for continued capture of photo images while additional storage is being allocated/installed.

2.1.2  Workload Requirements

The Photo Imaging System shall support a peak booking/arrest rate of 55 bookings/arrests per hour at the Central Manhattan Booking site (excluding operator think time and data-entry time) using the workload mix of felony and DAT arrests and average number of photos per felony and DAT booking/arrest shown in EXHIBIT 1-1. The SAIC Team recommends three CaptureStations at the Manhattan booking site to meet both the peak workload (55 booking/arrests per hour) and availability requirements. The other central booking sites require 2 CaptureStations per site to meet availability requirements. If it is not possible to place the recommended number of capture stations at each central booking site because of space constraints or any other factors outside the control of the SAIC Team, then the peak workload requirement and/or availability requirements shall be prorated appropriately.


                              Attachment 5-1                        Revision C

                                 ATTACHMENT 5
                    TECHNICAL AND PERFORMANCE REQUIREMENTS

                          BASIC PHOTO IMAGING SYSTEM


                           Estimated # Of Arrests                    Estimated # Of Images

                  Yearly      3 Years of       % non-DAT          Felony       DAT        Total
                  Arrests       Arrests      Photographable       (3 yrs)     (3 yr)      (3 yr)
Bronx              58,400       175,200            63%             110,376     64,824      746,352
Brooklyn           80,500       241,500            61%             147,315     94,185    1,019,130
Manhattan         122,500       367,500            40%             147,000    220,500    1,396,500
Queens             45,200       135,600            57%              77,292     58,308      561,384
Staten Island       8,900        26,700            45%              12,015     14,685      104,130

TOTAL             315,500       946,500                            493,998    452,502    3,827,496

                                                                          1-yr=          1,275,832

Felony = 5 photos per arrest (frontal, profile, and 3 photos of distinguishing characteristics)

DAT = 3 photos per arrest (frontal, profile, and 1 distinguishing characteristic)

                                   SEALINGS

             Arrest Photos                         Returned Sealing
             Per Year                              Requests Per Year
             --------                              -----------------
                63,000                                  360,000


                  CATCH REQUESTS PER BOROUGH (*FELONIES ONLY)

Ave. Cases Viewed     Ave. Viewers     Ave. Storage         % of
    Per Year            Per Year       Capacity/Boro     All Arrests
    --------            --------       -------------     -----------
     1,000               1,300            140,000            64%


                          MISSING PERSONS SUB-SYSTEM

New Cases Per Year    Cases Closed/Yr    Cases Open Any Time    Total Case Load
------------------    ---------------    -------------------    ---------------
  10,000-15,000            27,000              5,000                 35,000


                            INTELLIGENCE SUB-SYSTEM

   Approx. Surveillance             Ave. # Photos             Initial Scanned
          Groups                      Per Group                    Photos
          ------                      ---------                    ------
           400                           100                       40,000

EXHIBIT 1-1 Automated DB2 Warrant and Integrated Digitized Photo Imaging
            System Sizing Parameters


                               Attachment 5 - 2                    Revision C

                                 ATTACHMENT 5
                    TECHNICAL AND PERFORMANCE REQUIREMENTS


The Photo Imaging System shall support a peak rate of 3 line-up/witness-mode searches per hour per precinct with an average of 45 images retrieved and displayed per search (excluding operator think time and data-entry time). The Photo Imaging System shall support a peak retrieval rate of an additional 100 images per hour per precinct (excluding operator think time and data-entry time).

2.1.3   Response-time Requirements

Under the peak workload specified in 2.1.2, the Photo Imaging System shall display the first set of 6 postage-stamp images from a line-up/witness-mode search within 30 seconds 50% of the time and within 45 seconds 98% of the time when the workstation is on the same LAN as the image server without other NYCPD communications traffic. This response-time assumes that on average 45 images are retrieved and downloaded to the workstation per search request. Under the peak workload specified in 2.1.2, the Photo Imaging System shall display the image from a unique-key image retrieval request within 6 seconds 50% of the time and within 8 seconds 98% of the time when the workstation is on the same LAN as the image server without other NYCPD communications traffic.

2.2     Availability Requirements

The Photo Imaging System shall be available 24 hours-a day, 7-days-a-week and shall have an availability of 98% by the end of the first year of operation. The Photo Imaging System is considered unavailable any time it is not fully meeting the functional and performance requirements specified using the rules below:

Availability calculations shall include down-time associated with:

   - corrective hardware maintenance and software failures (Category 1 and Category 2) associated with the Central Server configuration which cause all workstations (Capture and Display-only) to not fully meet the functional and performance requirements. In the event that only some workstations are affected, then the downtime associated with each workstation is applied in the availability calculation (see following bullets).

                       applied downtime = Total downtime

   - corrective hardware maintenance and software failures (Category 1 and Category 2) which cause any central booking site to not support the operational booking/arrest workload up to a maximum of 55 bookings/arrests per hour at Central Manhattan. The loss of a capture station, in and of itself, is not included in the downtime unless it prevents the booking site from handling its workload as specified above. (Note that this requirement shall be relaxed if the recommended number of Capture Stations per central booking site cannot be installed because of space constraints or any other factors outside the control of the SAIC Team.) The downtime calculation to be used in the event that a given booking-site is not meeting requirements is as follows:
         applied downtime = Booking-site downtime/total-number-of-booking-sites

   - corrective hardware maintenance and software failures (Category 1 and Category 2) which cause functionality of a display-only workstation to be unavailable using the following calculation (Note: printers are not included):
         applied-downtime = WS down-time/total-number-of-WS


                               Attachment 5 - 3                    Revision C

                                 ATTACHMENT 5
                    TECHNICAL AND PERFORMANCE REQUIREMENTS


NOTE: downtime because of communications failures or slow response-times because of communications congestion shall not be included in the availability calculations.


                               Attachment 5 - 4                    Revision C

                                 ATTACHMENT 6
                                 MAINTENANCE

1.     INTRODUCTION

This attachment addresses the maintenance provision for the Automated DB2 Warrant and Integrated Digitized Photo Imaging System. The Department has elected to purchase the 5-year maintenance package at contract award. The 5-year maintenance support package covers normal use of the delivered hardware and software for its intended purpose. Any repairs outside of this scope will be an additional charge.

2.     OPERATIONS AND MAINTENANCE SUPPORT

The Seller's operations and maintenance support plan includes both one full-time on-site NYCPD-dedicated employee and access to a 24-by-7 Help Desk.
Exhibit 2-1 illustrates the operations and maintenance support procedures for handling user problems. The on-site NYCPD-dedicated employee is the front line support for the Seller. The on-site NYCPD-dedicated employee will interface with the System Administrators to analyze user problems and, in the event that he/she cannot resolve the problem, interface with a 24-by-7 Help Desk. In the event that the on-site NYCPD-dedicated employee is not available, the System Administrator(s) designated by the Department will interface with the Help Desk.

The Department is responsible for designating System Administrators who will be trained by the Seller to manage and trouble-shoot the system (see Training for detailed information about the training plan for System Administrators). It should be noted that, in most cases, the role of System Administrator is not a full-time activity and that the personnel designated as the System Administrators may have other duties. The Seller is prepared to train up to 18 personnel as System Administrators to cover the central headquarters' system, central booking sites, and precincts. This represents approximately three (3) trained System Administrators for each borough and three (3) trained System Administrators for the central site server configuration.

2.1    PROBLEM REPORTING PROCEDURE


Both hardware and software problems will use the same reporting procedure. As depicted in Exhibit 2-1, the employee of the Department who experiences problems will notify a Department employee designated as the System Administrator. The System Administrator may be able to resolve the problem by reviewing the troubleshooting guide. If the System Administrator cannot resolve the problem, then the System Administrator will notify the on-site NYCPD-dedicated employee of the problem. If the on-site NYCPD-dedicated employee is unavailable, then the 24-by-7 Help-Line is contacted by the System Administrator.

The Help-Line will consist of an 800-prefix telephone number. The Help Desk respondent will either solve the problem or take down the information and contact the appropriate Seller's response group depending on the time of day and situation.

The Department's employee that placed the call will be called back and the problem diagnosed and solved as quickly as possible. The problem will be logged with an incident number. The incident number registers important data about the severity of the call and the registration process consolidates the name, location, and description of the problem reported to the Seller. A periodic report on all incidents will be reviewed by the Seller and the System Administrator to reduce problems and to identify undesirable trends in system performance or use.


                               Attachment 6 - 1                    Revision D


                                    Department User

                                              Problem Detected
     Problem Resolved                                                Not resolved AND
                                                                        NYCPD-dedicated Employee not available
                                  System Administrator

                                              Not resolved

     Problem Resolved
                             On-Site NYCPD-Dedicated Employee

                                     24-by-7 Help Desk

                      Software Problem              Hardware Problem

     - Diagnose Problem                                              - Hardware swap-out
     - Establish Work-Around                                         - Performed by On-Site NY-Dedicated
     - Implement Permanent fix                                            employee or contract service providers
     - Download Work-Around and/or Permanent Fix                     - Coordinated by the Contractor

/ / Department Employee
/ / Contractor's Team

     Report "Problem-Resolved" to Help Desk                           Report "Problem-Resolved" to Help Desk

                     Exhibit 2-1 The Seller's Operations & Maintenance Approach

                                           Attachment 6 - 2

                                 ATTACHMENT 6
                                 MAINTENANCE

2.2     PROBLEM RESPONSE PROCEDURE

Following the receipt of a phone call to the Help Desk, the Seller's support team member will respond by remotely logging on to the system and reviewing the diagnostic/error log. From this initial review, a determination of the cause of the problem will be made: i.e., hardware or software failure. As shown in EXHIBIT 2-1, the Help Desk will initiate different procedures based on this initial review of the problem. In the event that the problem is due to a hardware failure, the on-site NYCPD-dedicated employee would be responsible for going to the site and swapping out the failed hardware item or coordinating the swap-out with pre-arranged contract service providers. It is the Seller's responsibility to coordinate and manage the services of the contract service providers and to coordinate this with the Department's System Administrator. Spare hardware will be maintained in the Department's facilities by the on-site NYCPD-dedicated employee. The contract service providers will require access to the Department's spares.

In the event that the problem is a software error, the Seller will use the remote log-in capability to further diagnose the problem and determine the correction or work-around. The work-around and/or correction will be downloaded via modem to the system after test and check-out.

2.3     RESPONSE TIME REQUIREMENTS AND CRITICAL EVENT DETERMINATION

The Seller's support requirement designates a two-hour response time limit. This requires that the Seller respond to the problem during that period, but does not mean that all of the problems can be completely solved in that time period. It is important to note that the system architecture, as designed by the Seller, is intended to be redundant and, as such, critical events that restrict/prevent normal operations should be extremely limited. The central server configuration includes dual system servers with automatic failover and RAID technology for high-availability magnetic storage.

The Seller will respond as rapidly as possible to re-establish all operations to normal. In the event of a hardware failure, a spare will be readily available for the on-site NYCPD-dedicated employee or contract service provider to use for swap-out, and the failed piece will not impair normal operations due to the built-in redundancy of critical components of the system (especially at the server and capture sites). For software problems, a critical barrier to functioning is extremely rare and would be responded to by all of the Seller's staff on an emergency basis. The typical software problem is quickly solved by a work-around which can be developed within hours and the lost time of operation is very short. The Seller will then develop a strategic plan to solve the problem for the long term and implement it following testing/simulation. The fix will then be downloaded by modem to the Department's system.

2.4     MAINTENANCE SUPPORT FOR FEDERAL INTERFACE SUBSYSTEM

During operation of the Federal Interface Subsystem, which consists of six
(6) stand-alone capture sites, the Seller will provide the same level of operations and maintenance support described above, except for the on-site NYCPD-dedicated employee. This means that the designated System Administrator(s) will interface with the Help Desk directly to resolve problems that he/she cannot resolve.


                               Attachment 6 - 3                    Revision D

                                 ATTACHMENT 7
                             ACCEPTANCE CRITERIA

1.     INTRODUCTION

The purpose of this attachment is to define the completion criteria for deliverable documents, engineering reviews, and acceptance testing for the Automated DB2 Warrant and Integrated Digitized Photo Imaging System.

Section 2 defines the completion criteria for Deliverable Documents. Section 3 defines the completion criteria for Engineering Reviews, and Section 4 defines the completion criteria for Acceptance Testing.

2.     DOCUMENT DELIVERABLE COMPLETION CRITERIA

This completion criteria applies to all deliverable documents for both the Photo Imaging Systems and the DB2 Systems. The criteria for completion of the document deliverables is as follows:

       - The Seller will develop the documents in accordance with Attachment 3 of this contract (estimated number of pages, content, etc.).

       - The Buyer has 3 weeks from the date of receipt to review the draft document and make written comments which will be sent to the Seller's contracts manager.

       - Final document incorporating changes based on comments due back to the Buyer two (2) weeks after comments received by the Seller's contracts manager.

       - Any comments not incorporated will be discussed with the Buyer and documented in writing by the Seller.

       - The Buyer will approve in writing the final documents within two weeks of receipt by the Buyer's contract manager. This constitutes the baseline for continuance of the next phase of development/integration.

3.     ENGINEERING REVIEW MILESTONE COMPLETION

This completion criteria applies to the engineering review milestones for the Photo Imaging Systems.

The criteria for completion of all of the engineering reviews are as follows:

       - All required documents associated with the milestones, as specified in the SOW, are drafted or revised based on comments received by the Seller prior to or during the review conduct (see
         Section 2 Document Deliverables acceptance above).

       - Milestone Review conducted in accordance with the review criteria specified in the SOW. Action items shall be reviewed and agreed upon before the review meeting concludes.

       - Milestone Review Minutes delivered by the Seller - The review minutes shall include issues and agreed upon action items.

       - All issues identified during the review have either been resolved or a plan of correction and due dates have been developed, documented by the Seller, and accepted by the Buyer.

       - The Buyer will approve the final minutes in writing within 1 week of receipt by the Buyer's contract manager - this constitutes approval for continuance of the next phase of development/integration.

3.1    CUSTOMIZATION DEMONSTRATION COMPLETION


                               Attachment 7 - 1                    Revision C

                                 ATTACHMENT 7
                             ACCEPTANCE CRITERIA

In addition to the general engineering review completion criteria, the completion criteria for the Customization Demonstration includes:

       - Demonstration of each customization item (screens, print formats, data entry and validation rules, etc.).

       - Customization Demonstration Minutes delivered - documents any missing, malfunctioning, or incorrect items.

       - All problems identified during the demonstration have either been corrected or a plan of correction and due dates has been developed, documented by the Seller, and accepted by the Buyer.

3.2    PRE-RSR AND RSR COMPLETION

In addition to the general engineering review completion criteria, the completion criteria for the Pre-RSR and RSR includes:

       - Hardware Configuration Checklist (hardware compliant with specifications as identified in Schedule C of this contract)

       - COTS Software Configuration Checklist (software compliant with specifications as identified in Schedule C of this contract)

       - Execution of Functional Test Cases which will be used for Functional Acceptance (see Section 4.1)

       - For Pre-RSR, demonstrates "readiness" to conduct customer-witnessed RSR with a high-probability-of-success

       - For RSR, successful execution of all Functional Acceptance tests (see Section 4.1)

       - All problems identified during the review have either been resolved or a plan of correction and due dates has been developed, documented by the Seller, and accepted by the Buyer.

4.     ACCEPTANCE TESTING COMPLETION

Because of the nature of this program and the difference in time of deployment and operations between the different components of this system, the Acceptance Testing has been separated into three main areas: (1) the Photo Imaging Systems, (2) DB2 Systems, and (3) Final System Acceptance. The purpose and content for each of the Acceptance Tests is summarized in Exhibit 4-1 and described in the following sections.

The Seller is responsible for conducting the Acceptance Testing for the Photo Imaging Systems, as defined in Section 4.1. The Seller is responsible for supporting and participating in the Final System Acceptance Test, as defined in Section 4.2.

4.1    ACCEPTANCE TESTING - PHOTO IMAGING SYSTEMS

Because of the early start of deployment and the incremental deployment schedule, the acceptance testing for the Photo Imaging Systems will consist of three distinct elements: (1) Functional Acceptance Testing, (2) Block Acceptance Testing, and (3) Module Acceptance Testing. The purpose and scheduling of each acceptance testing element of the Photo Imaging Systems is summarized in Exhibit 4.1 and described below:


                               Attachment 7 - 2                    Revision C

                                    [GRAPH]


Exhibit 4-1 Acceptance Tests for the Automated DB2 Warrand and Integrated Digitized PHoto Imaging System


                               Attachment 7 - 3

                               Attachment 7
                            ACCEPTANCE CRITERIA


     - FUNCTIONAL ACCEPTANCE - tests functionality of system (screens, database, print formats, and functions) and is conducted at the Ready-to-Ship Review (RSR) (see Section 4.1.1).

     - BLOCK INSTALLATION ACCEPTANCE - Operational Acceptance of each block as they are deployed to ensure that the components were correctly installed and operational (see Section 4.1.2).

     -    MODULE ACCEPTANCE - Performance and
          Reliability/Maintainability/Availability Acceptance testing of each module (i.e.: Basic, Intelligence, Missing Persons) after all blocks for a module are deployed (see Section 4.1.3).

The general criteria for completion/acceptance for all acceptance testing is:

     - All required documents associated with the milestones, as specified in the SOW, are completed and revised based on comments (see
          Section 2 Document Deliverables acceptance above), and signed off by the Buyer's contract manager.

     - Successful execution of acceptance tests (functional, block, module, and system level) as defined in the applicable Customization Specification Document. (Note: that software "bugs" encountered during acceptance testing does not necessarily constitute failure. Acceptance Test will be considered successful, if the software failure has been corrected and demonstrated to the Buyer or a Plan of Correction has been developed, documented by the Seller, and accepted by the Buyer.)

Guidelines for execution of each type of acceptance testing is provided in the following subsections.

4.1.1     Functional Acceptance Testing - Photo Imaging Systems

The purpose of this acceptance testing is to demonstrate that the functionality provided meets the specifications (screens, print formats, database, and operational capabilities such as capture, retrieval, display, line-ups, witness-mode, printing, etc.) as documented in the Customization Specifications Document. Functional Acceptance Testing will be conducted at the Ready-to-Ship Review (RSR) at the Seller's facilities, will be witnessed by the Buyer and NYCPD, and requires the Buyer's formal acceptance by the Buyer's contract manager before considered complete. The Buyer will not consider Functional Acceptance complete until the Buyer receives formal written acceptance from NYCPD. Deployment of the system to the NYCPD facilities will not begin until the Buyer receives Functional Acceptance from NYCPD.

The test procedures and test cases for Basic, Intelligence, and Missing Persons will be documented in the applicable Customization Specification Document and will meet these general guidelines:

     - Hardware Configuration Checklist (hardware compliant with specifications as identified in Schedule C of this contract)
     - COTS Software Configuration Checklist (software compliant with specifications as identified in Schedule C of this contract)
     - General guidelines for Functional Acceptance Testing to be conducted at RSR


                                Attachment 7 - 4                      Revision C

                                  Attachment 7
                              ACCEPTANCE CRITERIA

          - Each model of printer exercised within ForceField application (using every print format associated with each printer)
          - Each model of scanner exercised within ForceField application (using every applicable function associated with scanner)
          - All capture cameras exercised within ForceField application
          -    All other peripherals exercised
               (options-to-be-determined)
          -    Demonstration of Capture, Display, Retrieve, and
               Print
          - Demonstration of operational functionality (line-ups, witness-mode, ad-hoc search, etc.)
          - Simulation of all applicable external interfaces and formats

4.1.2     Block Acceptance - Photo Imaging Systems

After installing each block of the Basic Photo Imaging System in NYCPD facilities, a subset of the functional acceptance tests will be conducted against the block to prove that the block was correctly installed and operational. These tests will be witnessed by the Buyer and NYCPD and require the Buyer's formal written acceptance by the Buyer's contract manager before considered complete.

After installing Intelligence Subsystem, the functional acceptance tests will be executed again to ensure that the subsystem was correctly installed and operational. These tests will be witnessed by the Buyer and NYCPD and require the Buyer's formal written acceptance by the Buyer's contract manager before considered complete.

After installing Missing Persons Subsystem, the functional acceptance tests will be executed again to ensure that the subsystem was correctly installed and operational. These tests will be witnessed by the Buyer and NYCPD and require the Buyer's formal written acceptance by the Buyer's contract manager before considered complete.

The Block Acceptance Tests will meet these general guidelines:

     - Hardware Configuration Checklist (hardware compliant with specifications as identified in Schedule C of this contract)
     - COTS Software Configuration Checklist (software compliant with specifications as identified in Schedule C of this contract)
     - The Seller will develop standard acceptance test procedures (which will be a subset of the Functional Acceptance Tests) for each block
               Central Servers Configuration
               Capture Stations
               Display Stations
               Capture Devices (Cameras & Scanners)
               Printer Devices
               External Interfaces

4.1.3     Module Acceptance - Photo Imaging Systems

The purpose of this acceptance testing is to demonstrate that the performance and availability requirements for each module (Basic, Intelligence, and Missing Persons), as defined in Attachment 5 of this contract, are met. These tests will be witnessed by the Buyer and NYCPD and require the Buyer's formal written acceptance by the Buyer's


                                Attachment 7 - 5                      Revision C

                                  Attachment 7
                              ACCEPTANCE CRITERIA

contract manager before considered complete. The Buyer will not consider Module Acceptance complete until the Buyer receives formal written acceptance from NYCPD.

After all blocks of the Basic Photo Imaging System have been installed and accepted, a Module Acceptance Test will be conducted to demonstrate that all performance and availability requirements are met. The test procedures and test cases will have been previously documented in the Basic Customization Specification Document.

After successful execution of the Block Acceptance Test for the Intelligence Subsystem, a Module Acceptance Test will be conducted to demonstrate that all performance and availability requirements are met. The test procedures and test cases will have been previously documented in the Intelligence Customization Specification Document.

After successful execution of the Block Acceptance Test for the Missing Persons Subsystem, a Module Acceptance Test will be conducted to demonstrate that all performance and availability requirements are met. The test procedures and test cases will have been previously documented in the Missing Persons Customization Specification Document.

4.2       FINAL SYSTEM ACCEPTANCE

The purpose of Final System Acceptance Testing is to demonstrate and validate that all components (i.e.: Photo Imaging Systems, DB2 Systems, and Communications Subsystem) are integrated and that all interfaces to external systems are functional and meet the interface specifications as documented in the Interface Control Document. The Final System Acceptance test will be witnessed by the Buyer and NYCPD and requires the Buyer's formal written acceptance before considered complete. The Buyer will not consider Final System Acceptance complete until the Buyer receives formal written acceptance from NYCPD. The Buyer shall provide best efforts in obtaining system acceptance on the behalf of the Seller.

The test procedures and test cases for the Final System Acceptance Test will be jointly developed by the Seller and the Buyer, and documented in the Interface Control Document.


                                Attachment 7 - 6                      Revision C

                           Attachment 8
                             TRAINING

1.      INTRODUCTION

This attachment describes the training plan for the Automated DB2 Warrant and Integrated Digitized Photo Imaging System. Section 2 describes the training plan for the Photo Imaging System.

2.      TRAINING FOR THE PHOTO IMAGING SYSTEM

The Seller will provide instruction on the operation of the imaging equipment, computer terminal and printers, the use of the computer software to input the individual images and booking data, and retrieval of images based on search criteria. Written materials concerning the use of the Photo Imaging System's software and equipment will be provided. The Seller will provide one copy of the User Documentation per workstation and one copy of the full set of documentation for each of the System Administrators.
Additionally, a right to copy license and a master copy will be provided, on request, to allow the Department to generate copies for internal use.

The Seller's Training Program for the Photo Imaging System addresses three types of training: (1) Formal Classroom Training for System Administrators and End-Users, (2) On-the-Job Training, and (3) Post Installation Training. The Seller's Training Program for the Photo Imaging System is described in the following sections.

2.1     FORMAL CLASSROOM TRAINING

The Seller will provide formal classroom training for both the End-User and System Administrator personnel for the operation of all system hardware and the ForceField software. After completion of the formal classroom training, the trainees will receive a certificate verifying successful completion and readiness to perform their role. The End-User Classroom Training will include formal instructions on workstation operation, data entry and inquiries, camera and lighting operation, and system support. The System Administrator Classroom Training will include formal instruction in functional operations so that they can support the end-users, and formal instruction on system operations so that they can maintain the system (e.g., managing the central site servers, database backup and recovery procedures, database integrity, audit procedures, and defining and executing management reports). It is expected that the personnel from the Department responsible for training (supervisory or training staff) will take an active role in developing the Formal Classroom Training curriculum.

2.1.1   System Administrator Classroom Training

The System Administrator's Classroom Training for the Photo Imaging System consists of formal instruction for two types of system administrator, as identified below:

        1) System Administrator - Level 1: responsible for providing support for the end-users, answer operational question, local trouble-shooting, and filter operator-induced problems from system problems.

        2) System Administrator - Level 2: responsible for managing the central site configuration, executing database backup and recovery, monitoring database integrity, system audits, and defining and executing special management reports.

The Seller will provide formal classroom instruction for the designated System


                                 Attachment 8-1                      Revision C

                           Attachment 8
                             TRAINING

Administrators of the Photo Imaging System at XImage's facilities in San Jose, CA, before the installation of the ForceField system. This one-time training session will be conducted over a one-week time-span and will accommodate up to 18 trainees. The Seller's Training plan for the System Administrators of the Photo Imaging System includes three days of Level 1 training and two additional days of Level 2 training. The Seller recommends that all System Administrators of the Photo Imaging System take the Level 1 training and the the System Administrator - Level 2 personnel receive 2-days of additional training for managing the central site. All designated System Administrators of the Photo Imaging System can take the full 1-week course, at the discretion of the Department. The System Administrator course for the Photo Imaging System is included as part of the contract, but travel and expense costs for the Department's employees are the responsibility of the Department.

2.1.2   End-User Classroom Training

After System Administrator training for the Photo Imaging System and installation of the Central Site configuration, end-user training for the Photo Imaging System will commence. End-User Classroom Training for the Photo Imaging System consists of formal instruction for three types of end-users. The training class sessions will be segregated so that they can be tailored for each type of end-user, as identified below:

        1) Booking/Capture - responsible for capturing photographs and associated booking information during the booking procedure

        2) Investigative - responsible for initiating witness-mode searches, general searches, and creating line-ups

        3) Records Management - responsible for maintaining the data and images contained in the database

In the case of the Department, two alternative approaches to End-User Training for the Photo Imaging System have been considered: (1) a centralized approach where a central training center is set up for the initial training, and (2) a decentralized approach where initial training is conducted at each of the sites (precincts and booking sites).

The centralized approach would include the set-up of a central training center at one of the Department's locations (a central location such as Manhattan) with necessary equipment for hands-on-training (ImageStations, printers, etc.). Eventually the equipment at the central training site will be installed into precincts once training is complete. Depending on the size of the training facility, the Seller expects to conduct up to fifty training sessions of about two to three hours per session, depending on the end-user training type. Based on the size of the central training facility and the number of sessions conducted, the number of persons trained per session could range from 10 to 25.

In the event that the centralized approach is not feasible based on the Department's policies, procedures, or constraints, the second approach (decentralized) would be to hold training sessions at the precincts. Precinct level training would consist of one training session per precinct, and would be limited to the facilities and equipment installed at that precinct.

To assure consistency with the Department's standards and needs, the approach (centralized or decentralized) and schedule for Formal Classroom End-User Training will be developed jointly with the Department after contract execution.

                                 Attachment 8-2                      Revision C

                                Attachment 8
                                  TRAINING


2.2     ON-THE-JOB TRAINING MODE

In addition to the formal classroom training for the Photo Imaging System, the Seller's solution includes an "on-the-job" training mode, with its own "training" database, as a standard part of the Photo Imaging System. This training mode is an extremely valuable tool both during the initial installation and on-going training. A workstation in training mode will be able to perform all the functions normally authorized to that workstation to the maximum feasible extent. However, a workstation in training mode will not be permitted to update "real" files. In this mode, the trainees will be able to "modify" current sample records, enter new records, and initiate witness-mode and line-up queries. Access tables for the training mode will be separate from the production system access tables.

2.3     POST INSTALLATION TRAINING

The Seller and the Department will jointly develop a plan for follow-up training for the Photo Imaging System after formal classroom training to be accomplished by the Department. It is expected that the people from the Department responsible for training (supervisory or training staff) will take an active role in developing and delivering on-going training. Additionally, the Seller's on-site support person will be available to the Department as a training resource as needed.

2.4     TRAINING DOCUMENTATION

The Seller will provide training documentation, on-site classroom and hands-on training for the Photo Imaging System. All manuals and Training Material will be detailed and written in language that can be easily understood by users who do not possess computer knowledge or skills.



                                 Attachment 8-3                      Revision C

                                 Attachment 9
                            DEFINITIONS & ACRONYMS

                                  DEFINITIONS

Availability                 A measure used for identifying the percentage of
                             time that a system is available to the users and meets both functional and performance (i.e., workload and response-time) requirements. The availability requirements for this contract and the method to be used for calculating the availability for this contract is defined in Attachment E, Technical Assumptions.

Basic Photo Imaging System   A subsystem of the Photo Imaging System to
                             capture electronic images of mugshots and other associated images during the booking process and to provide the capability to create photo line-ups, support the witness identification process, and print photos in a variety of formats.

Blocks A distinct increment of hardware and software to be staged, shipped, installed, tested, and accepted. The Basic Photo Imaging System consists of 9 blocks. The Federal Interface Subsystem consists of 1 block. The Missing Persons and Intelligence Subsystems consists of 1 block each.

Boroughs Segregation of New York City region into five geographic components: (1) Manhattan, (2) Brooklyn, (3) Bronx, (4) Queens, (5) Staten Island.

CAL-PHOTO                    California Law Enforcement's Electronic
                             Photographic Imaging System Standard which defines a standard for electronic capture of photographs to be used in the Law Enforcement
                             Community. This standard defines a format that would aid in the inter-agency exchange of images and also establishes the minimum acceptable level of image quality.

Configuration Control        Management control of hardware specifications,
                             software modifications and versions, and document modifications and versions. This management function ensures that changes to hardware, software, and documentation is controlled and tracked so that so that the configuration at any single point in time and location is known.

DB2 Systems                  Software developed for NYCPD which will reside
                             on the NYCPD mainframe located at headquarters.
                             This software consists of three subsystems: (1)
                             Warrant System (combines the current Warrant/
                             Want/WOLF functionality into a single integrated modernized system), (2) Name Search System, and
                             (3) Sealing System

Drug User                    Another name for "Target Narcotics Violators"



                                  Attachment 9-1                     Revision D

                                 Attachment 9
                            DEFINITIONS & ACRONYMS


Federal Interface Subsystem  A small subset of the Basic Photo Imaging System which will be deployed early so that the Department can begin capturing photos before the Basic Photo Imaging System is operational. This subset consists of capture stations and printers.

Full Database                Snapshot of NYCPD Warrant/Want/WOLF database
                             which will be converted into the new DB2 format.

Intelligence Subsystem       A subsystem of the Photo Imaging System to
                             capture electronic images from photographs and other forms which are associated with gang members or organized crime figures.

Missing Persons Subsystem    A subsystem of the Photo Imaging System to
                             capture electronic images from photographs and other forms which are associated with Missing
                             Persons or Unidentified Persons.

Name Search System           This DB2 System will perform phonetic name
                             searches against the warrants, want, recidivists, and drug-users tables using the NYSIIS Name
                             Coding Technique.

Photo Imaging System         System which utilizes photo/video imaging
                             technology to capture, store, retrieve, and print
                             "mugshots" and other associated images. The Photo
                             Imaging System consists of three components: (1) the Basic Photo Imaging System, (2) the
                             Intelligence Subsystem, and (3) the Missing
                             Persons Subsystem.

Pilot The first installation of the Basic Photo Imaging System which provides all operational capabilities. The Pilot will consist of Block 0 (Central Servers configuration) and Block 1
                             (some number of capture workstations at a central booking site and display-only workstations and printers at a set of precincts).

Postage Stamp Strategy       This approach uses a pre-reduced size of a
                             photograph or image for display of images in a photo line-up or during witness mode. This
                             "postage-stamp" image can be used for these purposes because the size of the image being displayed on the screen in small and does not require the high-resolution image. To maintain the highest print quality, the full-sized stored image will be used for printing. This approach allows the system to send high-resolution images only when needed in order to save on network traffic.

Reconciliation of Property   The activity where NYCPD personnel and contractor
                             personnel examine the hardware items delivered to NYCPD facilities to establish what items have been delivered to NYCPD facilities and for which NYCPD is now responsible. Once this activity is completed, NYCPD is liable for loss or destruction of these items.


                                 Attachment 9-2                     Revision D

                                 Attachment 9
                            DEFINITIONS & ACRONYMS


Roll-out A term sometimes used when referring to the incremental installation of the Photo Imaging System via the "block" deployment approach.

Sealing System             The DB2 Sealing System will replace the existing
                           PC-based sealing tracking system and automate and streamline current manual procedures by implementing electronic transfer of Sealing information to/from external systems.

Software Failure Category  A method used to categorize software errors based on the impact of the software error on the mission-critical functions and operational environment.

                           Category 1-Prevents the accomplishment of an
                                      operational or mission essential
                                      capability specified by baseline
                                      requirements and for which there is no
                                      work-around (e.g.: system/application
                                      crashes, hangs, or is generally not
                                      available)

                           Category 2-Adversely affects the accomplishment of
                                      an operational or mission essential
                                      capability specified by baseline
                                      requirements so as to degrade
                                      performance and for which there is no
                                      work-around (e.g.: a planned mission
                                      essential capability is severely
                                      limited).

                           Category 3-Adversely affects the accomplishment of
                                      an operational or mission essential
                                      capability specified by baseline
                                      requirements so as to degrade
                                      performance and for which there is a
                                      work-around (e.g.: a planned mission
                                      essential capability is severely
                                      limited but there is a work-around).

                           Category 4-An operator inconvenience or annoyance
                                      and which does not affect a required
                                      operational or mission essential
                                      capability.

                           Category 5-All other errors

Test Database              Snapshot of a representative extract of current
                           Warrant/Want/WOLF records to be used for testing of the database conversion software. The Test
                           Database can be the Full Database or an extract of the Full Database at the discretion of NYCPD.

Warrant System             This DB2 System will replace the current
                           Warrant/Want/WOLF software and will support the maintenance of and access to the Warrants, Wants, Recidivists, and Drug-User databases. The new
                           Warrant System will integrate the current Warrant and WOLF into a single logical database and functional system and will


                               Attachment 9 - 3                     Revision D

                                 Attachment 9
                            DEFINITIONS & ACRONYMS


                           provide substantial enhancements in the area of external interfaces and ad-hoc queries against these databases.

Wide Area Network (WAN)    WAN is defined, within the context of this
                           contract, as a distributed network internal to the New York City Police Department, that connects
                           Novell LANs through a point-to-point T1 enterprise
                           NYNEX network with all communications processing passing through MISD's mainframe (normally FEP).
                           Peer-to-peer communication is strategically unsupported.


                               Attachment 9 - 4                     Revision D

                                 Attachment 9
                            DEFINITIONS & ACRONYMS


                                  ACRONYMS


AKA      Also-Known-As (alias)

CDR Critical Design Review: conducted at end of detailed design phase for DB2 Systems

CFM      Customer Furnished Material

CFE      Customer Furnished Equipment

CFS      Customer Furnished Services

CICS     Customer Information Control System

COTS     Commercial-Off-The-Shelf

CRIMS    Criminal Record Information and Management System

CSC      Computer Software Component

CSCI     Computer Software Configuration Item

CSR Customization Specification Review: conducted at end of customization definition phase for the Photo Imaging Systems

DASD Direct Access Storage Device (commonly used name for mainframe magnetic disk storage)

DAT      Desk Appearance Ticket

DB2      DataBase 2

DCJS     New York State Division of Criminal Justice Services

DOB      Date-Of-Birth

FIS      Federal Interface Subsystem

FEP      Front-End Processor

ICD      Interface Control Document

IOC      Initial Operating Capability

LAN      Local Area Network

JCL      Job Control Language

MAC      Months After Contract execution (months after receipt of "Notice To
         Proceed")

MISD     Management Information System Division


                               Attachment 9 - 5                     Revision D

                                 Attachment 9
                            DEFINITIONS & ACRONYMS


MPA      Months Prior to Acceptance (Block 1)

MPT      Months Prior to Training

NYCPD    New York City Police Department

NCIC     National Crime Information Center

NYNEX    New York, New England Exchange

NYSIIS   New York State Identification and Intelligence System

NYSPIN   New York Statewide Police Identification System

OCA      Office of Court Administration

OLBS     On-Line Booking System

OSST     On-Site System Test

PDR Preliminary Design Review: conducted at end of preliminary design phase for DB2 Systems

QA       Quality Assurance

RFP      Request For Proposal

RSR Ready-To-Ship Review: conducted at end of implementation phase for the Photo Imaging Systems at XImage facilities in San Jose prior to deployment to NYCPD facilities

SA       System Administrator

SAIC     Science Applications International Corporation

SDD      Software Design Document

SOW      Statement of Work

SRS      Software Requirements Specification

SSR Software Specifications Review: conducted at end of software requirements analysis phase for the DB2 systems

TP       Trained Person

WAA      Weeks After Acceptance Tests

WAN      Wide Area Network

WAR      Weeks After Review

WOLF     Warrant On-Line File System


                               Attachment 9 - 6                     Revision D

                                 Attachment 9
                            DEFINITIONS & ACRONYMS


WPR      Weeks Prior to Review

WS       Work Station


                               Attachment 9 - 7                     Revision D

                [Modification #2 to original contract]

                                  [LOGO
                Science Applications International Corporation
                       An Employee-Owned Company]

October 9, 1997

XImage Corporation
1050 North Fifth Street
San Jose, California 95112

Attention:     Ken Fields

Subject:       Subcontract Modification #02

Reference:     1) Subcontract #4500076043
               2) NYCPD Contract
               3) Meeting held 9/24/97 between SAIC and XImage Corporation

Dear Ken,

In accordance with the terms and conditions specified in the above reference
(1) subcontract, this modification #02 is issued to incorporate changes discussed and agreed to during the reference (3) meeting. The changes identified below are hereby incorporated into the reference (1) subcontract and are effective immediately.

                        SUBCONTRACT AGREEMENT

SECTION 4.0     PAYMENTS

Attachment 4 "Payment Schedule" is modified to delete Payment #14 in the amount of $39,500.00. This amount is transferred to the withold amount identified in Section 5.2. Total funds for distribution under Attachment 4 are now as follows;


                Previous Amount        $1,889,500.00
                Net Decrease          ($   39,500.00)
                                       -------------
                Revised Total          $1,850,000.00

Basic Subcontract Agreement Value      $2,389,500.00
Withhold Value(Pending Acceptance)    ($  539,500.00)
                                       -------------
Available Funds for Distribution       $1,850,000.00


4.1             INCENTIVES

Should Seller complete each Milestone listed in Table 1 below satisfactorily, and if the Seller completes the milestone on or before the Revised Baseline Schedule data for that milestone, then Buyer agrees to release to Seller, $10,000.00 for each milestone, from the monies withheld for Final System Acceptance Completion under Section 5.2 below. Should Seller fail to meet the requirements or said completion of a milestone, for any reason except a delay at the Buyers request, the $10,000.00 for that milestone shall remain in the amount withheld for Final System Acceptance under Section 5.2 below and will be released after Final System Acceptance completion

                                                                [LOGO
                                                    An Employee-Owned Company]

                            SCHEDULE


The following identifies the agreed to changes to the Schedule and Attachments;


1)  Final Basic RSR date is changed from 10/07/97 to 11/04/97

2) Release of Final Basic Software and upgrade to WS to be performed after Block 8

3)  Block Deployment- Blocks 5 through 8 shall be done at 1 Block per week.

                            TABLE 1
-----------------------------------------------------------------------
MILESTONES                                    BASELINE SCHEDULE REVISED
-----------------------------------------------------------------------
Final Basic RSR                                   11/04/97   10K 97-500
-----------------------------------------------------------------------
Final Basic Rollout Complete                      12/17/97   10K 97-501
(Including Final Basic SW installed at all sites)
-----------------------------------------------------------------------
Intel CSR                                         12/17/97
-----------------------------------------------------------------------
Intel RSR                                         03/05/98
-----------------------------------------------------------------------
Intel Module Acceptance                           04/08/98
-----------------------------------------------------------------------
Missing Persons CSR                               02/24/98
-----------------------------------------------------------------------
Missing Persons RSR                               05/07/98
-----------------------------------------------------------------------


                                                                         [LOGO]
SECTION 5.0    LIQUIDATED DAMAGES

5.2 A sum equal to five hundred thirty nine thousand five hundred dollars ($539,500.00)(less any milestone payment released as part of 4.1 above) of the Subcontract Agreement value shall be withheld without interest to Seller, pending satisfactory completion of the ninety (90) day final system acceptance period as stated in Attachment 7 -- "Acceptance Criteria"
     Section 4.2 "Final System Acceptance".

5.5 Seller agrees to be liable for liquidated damages using the following algorithm;

     For each day of slippage passed the no-later-than date of a milestone identified in Section 5.6, one thousand dollars ($1000.00) per day (weekends and holidays included) from the withheld amount identified in 5.2 above, will be transferred into a Liquidated Damages set-aside up to a maximum of $1,000.00 per day (weekends and holidays included). In the event that the Final System Acceptance completion date of 06/19/98 is not met for any reason, then the Buyer will receive $1,000.00 per day (weekends and holidays included) from the Liquidated Damages set-aside for each day of slippage. If money remains in the Liquidated Damages set aside after Final System Acceptance completion, then that money will be returned to the withhold amount and paid to Seller after Final System Acceptance completion.

5.6 The following sets forth the milestones to be completed in support of 5.5 above:

                                                                   NO-LATER-THAN
MILESTONE                                                         COMPLETION DATE
---------                                                         ---------------
-  Basic Module Acceptance                                             02/10/98
   -  Reference Attachment 7 "Acceptance Criteria" Section 4.1.3
   -  Includes Final Basic SW installed; all Basic Sites installed;
      functional and performance specifications met, all interfaces developed & tested by Seller

-  Missing Persons Module Acceptance                                   06/09/98
   -  Reference Attachment 7 "Acceptance Criteria" Section 4.1.3
   -  Includes SW installed; all sites installed; training completed;
      functional and performance specifications met, all interfaces developed & tested by Seller

-  Intel Module Acceptance                                             06/09/98
   -  Reference Attachment 7 "Acceptance Criteria" Section 4.1.3
   -  Includes SW installed; all sites installed; training completed;
      functional and performance specifications met, all interfaces developed & tested by Seller


                                                                          [LOGO]

Unless amended in writing by mutual agreement of both parties, Seller is not obligated to incur expenditures or make commitments in excess of the amount stated, and Buyer is not obligated to compensate Seller beyond this amount.

ALL OTHER PROVISIONS OF THE ORIGINAL SUBCONTRACT AND SUBSEQUENT MODIFICATIONS ISSUED REMAIN UNCHANGED.

In witness whereof, the duly authorized representative of Buyer and Seller have executed the Subcontract modification on the dates shown below.

SELLER:                                BUYER:

XImage Corporation                     Science Applications International Corp.
----------------------------           ----------------------------------------
    (COMPANY NAME)                                 (COMPANY NAME)


By: /s/ Ken Fields 10 Oct 97           Name: /s/ Christopher C. Cobb    10/9/97
   -------------------------                -----------------------------------
(SIGNATURE             DATE)           (SIGNATURE                         DATE)


Name:  Ken Fields                      Name:  Christopher C. Cobb
      -----------------------                ----------------------------------
       (TYPE OR PRINT)                        (TYPE OR PRINT)


Title:  VP                             Title: Sector Subcontracts Manager
       ----------------------                 ---------------------------------


Please signify your acceptance by signing as indicated and returning one (1) original to the undersigned.

You can contact me @ (703) 556-7327 if you have any questions regarding this matter. Fax #(703) 790-8463

Sincerely,

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION




Christopher C. Cobb, C.P.M.
Sector Procurement and Subcontracts Manager
Information and Technology Systems Sector

                                                                  CONFIDENTIAL
                                 [LETTERHEAD]


November 7, 1997

XImage Corporation
1050 North Fifth Street
San Jose, California 95112

Attention:     Ken Fields

Subject:       Subcontract Modification #03

Reference:  1) Subcontract #4500076043
            2) NYCPD Contract
            3) XImage Corporation proposal dated 10/10/97 (Housing Authority)

Dear Ken,
In accordance with the terms and conditions specified in the above reference
(1) subcontract, this modification #03 is issued to incorporate the effort to be provided in support of the Housing Authority under the NYCPD Contract. Subcontract Clause 12.4 "YEAR 2000 WARRANTY" is also incorporated as stated below. This modification increases the total subcontract amount by $482,400.00. Pricing set forth in this modification shall be as follows;



      QTY    DESCRIPTION                UNIT PRICE          EXT PRICE
      ---    -----------                ----------          ---------
      31 Ea  Display Only Station       $ 6,500.00          $201,500.00

      1 Lot  Imagestation Installation  $30,000.00          $ 30,000.00

      31 Ea  Color Printer 1            $ 9,500.00          $294,500.00

      1 Lot  Training/Support           $10,000.00          $ 10,000.00
                                                            -----------
                                        Subtotal            $536,000.00

                                        Less 10% Discount  -$ 53,600.00
                                                           ------------
                                        TOTAL/NET INCREASE  $482,400.00

DELIVERY:
Hardware shall be delivered to the NYPD site ready to be installed within the following timeframes:
      31 Optra Cs                2 weeks after receipt of initial payment
      31 Display-Only Stations   3 weeks after receipt of initial payment

XImage shall install, test, and conduct Block Acceptance for all 31 sites within 90 days after Contract Amendment. The installation of these 31 sites shall not impact the schedule as specified in the current contract. The 31 sites shall be deployed in three blocks:

                      Block 1          10 Sites
                      Block 2          10 Sites
                      Block 3          11 Sites

                                                                         [LOGO]

PAYMENT TERMS:

1) SAIC shall release an initial payment of $152,400 at the start of the Subcontract modification to be used exclusively for the purchase of the 31 ea. Color Printer 1 and 31 ea. Display-Only Station. XIMage shall submit copies of the Purchase Order(s) and proof of payment for equipment to SAIC. SAIC shall not release any additional money until proof of payment is received by SAIC.

2) SAIC shall pay XImage $110,000 per block after the successful acceptance of the block. The definition for Block Acceptance is specified in Attachment 7, Section 4.1.2 Block Acceptance-Photo Imaging Systems.

         Initial Payment for Startup          $152,400.00
         Block Payment (3 @$110,000.00)       $330.000.00
                                              -----------
         Total                                $482,400.00

This modification incorporates/increases funding as follows;

TOTAL SUBCONTRACT FUNDING

         Subcontract Agreement Value          $2,389,500.00
         Net Increase (Housing Authority)     $ +482,400.00
                                              -------------
         Available Funds for Distribution     $2,871,900.00

12.4 YEAR 2000 WARRANTY:

All work performed and work product generated by XImage Corporation under this Agreement supports Year 2000; it is capable of correctly processing, providing and receiving date data, as well as properly exchanging accurate date data with all products (e.g., hardware, software and firmware) with which the work product is designed to be used.

OPTIONAL MAINTENANCE

Additional maintenance beyond the Warranty period shall be an option, which is exercisable within one year of the date of installation. The warranty period shall be 90 days for Hardware and 30 days for Software.

Buyer may elect to exercise the following option in support of hardware identified above at the end of the warranty term. This option, if exercised, will be by written modification from Buyer to Seller under the terms and conditions of the subcontract. Monthly costs will be as stated below;


           QTY     DESCRIPTION                  MONTHLY MAINT. COST
           ---     -----------                  -------------------
           31 Ea.  Display Only Station            $65.00/mo/ea.

           31 Ea.  Color Printer 1                 $95.00/mo/ea.


Should the warranty period expire prior to effective date of maintenance coverage, it may be necessary for the hardware to be recertified by XImage.

                                                                         [LOGO]

Unless amended in writing by mutual agreement of both parties, Seller is not obligated to incur expenditures or make commitments in excess of the amount stated, and Buyer is not obligated to compensate Seller beyond this amount.

ALL OTHER PROVISIONS AND SCHEDULES OF THE ORIGINAL SUBCONTRACT AND SUBSEQUENT MODIFICATIONS ISSUED REMAIN UNCHANGED.

In witness whereof, the duly authorized representative of Buyer and Seller have executed the Subcontract modification on the dates shown below.


SELLER:                             BUYER:

XIMAGE CORPORATION                  SCIENCE APPLICATIONS INTERNATIONAL CORP.
----------------------------------  ----------------------------------------
         (COMPANY NAME)                         (COMPANY NAME)

BY:  /s/ Ken Fields      11 Nov 97  BY: /s/ Christopher C. Cobb      11/7/97
   -------------------------------     -------------------------------------
(SIGNATURE                   DATE)  (SIGNATURE                         DATE)

NAME: KEN FIELDS                    NAME: CHRISTOPHER C. COBB
     -----------------------------       -----------------------------------
         (TYPE OR PRINT)                             (TYPE OR PRINT)

TITLE:                              TITLE: SECTOR SUBCONTRACTS MANAGER
      ----------------------------        ----------------------------------

Please signify your acceptance by signing as indicated and returning one (1) original to the undersigned.


You can contact me @ (703) 556-7327 if you have any questions regarding this matter.
FAX#(703) 790-8463

Sincerely,

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION



Christopher C. Cobb, C.P.M.
Sector Procurement and Subcontracts Manager
Information and Technology Systems Sector

                              [LETTERHEAD]


31 March 1999                                             In Reply Refer
                                                          to Ltr no. KMH99-024

ImageWare Software, Inc.
10883 Thornmint
San Diego, California 92127

Attention:  Ms. Carmen Errejon, Contracts Administrator

Subject:  Modification No. 13 to SAIC/ImageWare Subcontract 4500076043

Ms. Errejon,

This Subcontract Modification No. 13 is issued as follows:

                              DESCRIPTION OF MODIFICATION

TO SCHEDULE A, ARTICLE 7.0 TECHNICAL AND CONTRACTUAL REPRESENTATIVES: REVISE IN PART AS FOLLOWS:

Delete:                     Contractual:      Christopher Cobb
                            Phone:            703/556-7327
                            Fax:              703/356-0066

Substitute:                 Contractual:      Keith Hoffman
                            Phone:            703/448-7268
                            Fax:              703/356-0066

TO SCHEDULE A, ARTICLE 15.0 TECHNICAL DATA PACKAGE: DELETE AND REPLACE WITH:

"Seller represents and warrants to Buyer that it is owner of, and holder of all rights in the Technical Data Package (TDP), and has the right to grant Buyer the license rights to the TDP with Buyer pursuant to the terms of the Subcontract Agreement and Schedule D, Software Deposit Agreement."

TO ARTICLE 15.1: DELETE AND REPLACE WITH:

"Seller represents and warrants to Buyer that the TDP deposited with Buyer will at all times be the current release of the material(s) offered to Buyer in support of this Subcontract Agreement."

Page 2 of 3
Subj: Modification No. 13 to SAIC/ImageWare Subcontract 4500076043      [logo]

TO ARTICLE 15.3: MODIFY AS FOLLOWS AT LINE 4 OF PARAGRAPH 1:

"Seller shall immediately release to Buyer copies of the TCP pursuant to this Subcontract Agreement and Schedule D, Software Deposit Agreement only upon written notification from Buyer's Technical Representative identified in
Section 7 of the Subcontract Agreement."

TO ARTICLE 15.3: DELETE PARAGRAPH 2 AND REPLACE WITH:

"Seller shall arrange for Buyer to accept from Seller, and Seller agrees to deposit with Buyer, within thirty (30) days of the effective date of the Software Deposit Agreement with the copies of the TDP being current versions of the subject data. For each deposit, Seller will issue a receipt to Buyer, accompanied by a general list or description of the materials so deposited. In the event that an update or series of updates supersede a prior version of the TDP in their entirety, Seller may require Buyer to return or destroy portions of the TDP representing such prior version(s) provided that SAIC is able to retain a copy of all materials, including superceded elements of the TDP, necessary to assure continuity of the Program.

TO ARTICLE 15.4: MODIFY AS FOLLOWS AT LINE 3:

 ....and Seller shall permit such inspections and testing promptly upon request. Except as otherwise authorized by Seller, which shall not be unreasonably withheld, such inspections and testing shall be conducted at SAIC offices.

TO ARTICLE 15.6: DELETE IN ITS ENTIRETY

TO ARTICLE 36.0 ORDER OF PRECEDENCE: INCORPORATE THE SOFTWARE DEPOSIT AGREEMENT DATED 20 JANUARY 1999 AS "SCHEDULE D" AND REVISE AS FOLLOWS:

Delete             A.  Schedule A:       Specific Terms and Conditions
                   B.  Schedule B:       Statement of Work
                   C.  Schedule C:       CLIN List/Price Matrix
                   D.  Referenced Documents as "Attachments"

Substitute:        A.  Schedule A:       Specific Terms and COnditions
                   B.  Schedule B:       Statement of Work
                   C.  Schedule C:       CLIN List/Price Matrix
                   D.  Schedule D:       Software Deposit Agreement
                   E.  Referenced Documents as "Attachments"

Page 3 of 3
Subj: Modification No. 13 to SAIC/ImageWare Subcontract 4500076043    [logo]

Except as provided herein, all other provisions of the original order remain the same and in full force and effect.

In witness whereof the duly authorized representatives of Buyer and Seller have executed this Modification as shown below.

The Seller is required to sign this document and return the original.

IMAGEWARE SOFTWARE, INC.              SCIENCE APPLICATIONS
                                      INTERNATIONAL CORPORATION

BY: /s/: S. James Miller, Jr.         BY:  /s/: Keith M. Hoffman

NAME:  S. James Miller, Jr.           NAME:  Keith M. Hoffman

TITLE:  Chmn. and CEO                 TITLE:  Regional Procurement Manager

DATE:  April 12, 1999                 DATE:  31 March 1999

                              SOFTWARE DEPOSIT AGREEMENT

     This Software Deposit Agreement is made and entered into as of 20 JANUARY 1999, by and among ImageWare Software, Inc. and/or its wholly-owned subsidiaries ("XImage") and Science Applications International Corporation ("SAIC"). XImage and SAIC are sometimes individually referred to herein as a "Party" or collectively as "Parties."

                                       RECITALS

     A. In 1996, SAIC entered into a contract with the City of New York Police Department ("NYPD") pursuant to which SAIC agreed to provide certain services and software programs to NYPD, including an Integrated Digitized Photo Imaging Program, and to perform maintenance services with respect thereto.

     B. In September 1996, XImage entered into a Subcontract Agreement with SAIC pursuant to which it agreed on behalf of SAIC to supply the Integrated Digitized Photo Imaging Program to NYPD and to perform maintenance services with respect thereto.

     C. The Integrated Digitized Photo Imaging Program supplied to NYPD on behalf of SAIC includes exploded bills of material which include manufacturer and manufacturer part numbers, assembly drawings, inter-connect diagrams, Software Source Code for Force-Field, other XImage software and applicable peripheral drivers, duplication (Master) disks for all software and documentation and process control/test plan documents, all of which are herein referred to as the "Technical Data Package."

     D. The Subcontract Agreement will be modified so that XImage will deposit the Technical Data Package with SAIC so that it will be available to SAIC in the event that XImage defaults under its contractual obligations as defined in the Subcontract Agreement in accordance with section 27.0 "Default" or is otherwise unable to perform its contractual obligations.

     E. This Software Deposit Agreement is created to hold the Technical Data Package and to satisfy the obligation of XImage referred to in Recital D above.

     Now, Therefore, the Parties agree as follows:

     1. XImage shall transfer and deliver to, and deposit with, SAIC the Technical Data Package, including a General List or Description of Materials included in such Technical Data Package. XImage represents and warrants to SAIC that such Technical Data Package consists of the current version of all data included in the Technical Data Package. XImage further represents and warrants to SAIC that such Technical Data Package and the General List or Description of Materials shall be updated and kept current if and when XImage updates any items in the Technical Data Package for the NYPD. Any time any material that is subject to this Agreement is updated or modified by XImage, XImage shall provide the updated version to SAIC as described in SAIC Subcontract Agreement No. 4500076043.

     2. XImage shall provide SAIC with a copy of the General List or Description of Materials included in the Technical Data Package.

     3. In the event that an update or series of updates of items included in the Technical Data Package supersede a prior version of the Technical Data Package in its entirety, then XImage may require SAIC to return or destroy portions of the Technical Data Package representing such prior version(s) provided that SAIC is able to retain a copy of all materials, including superceded elements of the TDP, necessary to assure continuity of the Program. SAIC agrees to protect all such outdated versions of the TDP so retained in accordance with the procedures used to protect its own restricted, proprietary or confidential information from release and XImage is in no way responsible for control of superceded TDP elements. SAIC's Technical Representative shall have the right to inspect, compile, test and review the Technical Data Package (subject to appropriate undertakings of confidentiality and restrictions on subsequent use or disclosure) upon written request to XImage at any time. Such inspections and testing shall be conducted at SAIC's offices unless XImage authorizes SAIC in writing to permit the testing to be done at another location, such authorization to not unreasonably be withheld.

     4. In the event that XImage defaults under its contractual obligations as defined in the Subcontract Agreement in accordance with section 27.0 "Default" or is otherwise unable to perform its contractual obligations, then SAIC, upon written notification to XImage, shall have the right to use such Technical Data Package in performing its contractual obligations to NYPD. Such use shall not be construed as a waiver of any default in performance by XImage, but shall solely be a mitigation of any damages suffered by SAIC by reason of nonperformance by XImage.

     5. SAIC represents and warrants that upon receipt of the Technical Data Package, SAIC shall maintain the Technical Data Package in strict confidence, shall use and disclose it only as reasonably appropriate to exercise such Buyer rights in the Technical Data Package and shall use the same degree of care it provides for its own data identified as restricted, proprietary and confidential.

     6. This Software Deposit Agreement shall terminate at the termination of the Subcontract Agreement, or with the completion of required performance by XImage, whichever comes later, and, upon termination or completion of performance, SAIC shall return the Technical Data Package to XImage.

     7. The laws of the State of California shall govern this Software Deposit Agreement.

     8. This Software Deposit Agreement shall be binding upon and inure to the benefit of the successors or assigns of the Parties.

     9. This Software Deposit Agreement may be changed only by an amendment signed by the Parties to be bound by such amendment.

     10. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or two days following (a) deposit with a private courier, (b) transmission by fax (followed by a hard copy mailed by first class mail), or (c) mailed by first class certified mail, return receipt requested, addressed to the parties at the addresses set forth on the Execution Page of this Software Deposit Agreement (or at such other address as any party may specify by notice to the other parties given as aforesaid).

     11. The following General Provision shall apply to this Agreement:

     XImage agrees to indemnify and hold SAIC harmless against any and all losses, claims, damages, liabilities and expenses that may be incurred by SAIC in connection with the performance of its duties under Software Deposit Agreement except for those losses, claims, damages, liabilities and expenses caused by the gross negligence or willful misconduct of SAIC.

     12. This Agreement may be executed in one or more counterparts, all of which together shall be deemed an original.

     In Witness Whereof, the parties hereto, each intending to be legally bound by this writing, have caused these Instructions to be executed the day and year first above written.


                                  IMAGEWARE SOFTWARE, INC.


                                  By: /s/ S. James Miller
                                     -------------------------------------------
                                     S. James Miller, Jr., President

                                  10883 Thornmint
                                  San Diego, California 92127

                                  Facsimile: (619) 673-0291
                                  Confirmation: (619) 673-8600

                                  SCIENCE APPLICATIONS INTERNATIONAL CORPORATION


                                  By: /s/ Keith M. Hoffman
                                     -------------------------------------------
                                     Keith M. Hoffman, Regional Procurement Mgr.

                                  8301 Greensboro Drive
                                  McLean, Virginia 22102

                                  Contact Persons: Keith Hoffman (Contact)
                                                   Robin Briceno (Technical)

                                  Facsimile: (703) 356-0066
                                  Confirmation: (703) 556-7268

                                  [LETTERHEAD]


03 May 1999
                                           In Reply Refer
                                           to Ltr no. KMH99-028


ImageWare Software, Inc.
10883 Thornmint
San Diego, California  92127

Attention:   Ms. Carmen Errejon, Contracts Administrator

Subject:     Modification No. 14

Reference:   (a) SAIC Prime Contract: NYCPD
             (b) SAIC/ImageWare Subcontract 4500076043

Attachments: (1) Narcotics Initiative Bill of Material
             (2) Staten Island CATCH/CARS Unit Bill of Material

Ms. Errejon,

The Subcontract is Modification No. 14 is issued to reflect the following:

                          DESCRIPTION OF MODIFICATION

TO PARAGRAPH 3.0 FIRM FIXED PRICE:

The Subcontract Agreement as currently configured never accounted properly for the Mass Print activity, effort which has been performed satisfactorily, invoiced and paid. In order to update the Subcontract Agreement such that all future modifications will be priced and accumulated accurately, please note the following administrative Modification:

Delete (reference Modification No. 03 dated 07 November 1997):


Subcontract Agreement Value:       $2,389,500.00
Net Increase (Housing Authority):  $  482,200.00
Available Funds for Distribution:  $2,871,900.00


Page 2 of 3
Subj: Modification No. 14 to SAIC/ImageWare Subcontract 4500076043


Substitute:


(Base Contract)
Services & Deliverables:           $2,389,500.00
Housing Authority:                 $  482,400.00
Mass Print:                        $   35,000.00
Revised Ceiling Not-To-Exceed
(Excluding Maintenance):           $2,906,900.00

Maintenance:                       $  464,046.00*



*Funded on a month-to-month basis in accordance with the requirements of Subcontract Attachment 6 entitled "Maintenance" at the unit prices negotiated in Subcontract Schedule C. This figure represents Maintenance funds paid by Buyer to Seller through the issue date of this Modification.

NEW REQUIREMENTS

In accordance with the terms, conditions and provisions of the subject Subcontract Agreement, this Modification No. 14 adds efforts to be provided in support of the Staten Island CATCH/CARS Unit and the Narcotics Initiative under the NYPD Prime Contract. Attachments (1) and (2) to this Subcontract Modification provide the description and quantity of hardware and software to be provided. SELLER SHALL, WITHIN 5 BUSINESS DAYS OF THE DATE OF THIS MODIFICATION, NOTIFY BUYER AS TO THE PRECISE HARDWARE CONFIGURATION TO BE PROVIDED RESULTING FROM ADVANCES IN TECHNOLOGY SINCE THE AWARD OF THE BASE SUBCONTRACT AND THE DEFINITION OF SCHEDULES AND ATTACHMENTS THERETO.

Delivery Schedule: Seller shall install, test and conduct acceptance for each site within 50 days of the date of this Modification. A site consists of one (1) Display-Only Station and one (1) Color Printer.

Payment Term: Seller shall be paid $15,500 per site after written acceptance of that site.

Optional Maintenance: Additional maintenance for the Staten Island CATCH/CARS Unit and the Narcotics Initiative hardware beyond the warranty period shall be an option exercisable within one (1) year of the date of installation. The warranty period shall be ninety (90) days and shall commence on the day written acceptance is received. Buyer may elect to exercise the maintenance option at the end of the warranty term and any such option will be a written modification to this Subcontract and subject to the terms, conditions and provisions thereto. Monthly costs for maintenance are indicated in

Page 3 of 3
Subj: Modification No. 14 to SAIC/ImageWare Subcontract 4500076043

Attachments (1) and (2).

The total price for the new requirements added under this Subcontract Modification is $46,500.


(Base Contract)
Services & Deliverables:           $2,389,500.00
Housing Authority:                 $  482,400.00
Mass Print:                        $   35,000.00
Narcotics Initiative:              $   31,000.00
Staten Island CATCH/CARS           $   15,500.00
Revised Ceiling Not-To-Exceed
(Excluding Maintenance):           $2,953,400.00


EXCEPT AS PROVIDED HEREIN, ALL PRICES, TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

The Seller is requested to sign both enclosed documents and return one (1) to the undersigned.

ImageWare Software, Inc.              Science Applications International Corp.

By: /s/ Wayne Wetherell               By: /s/ Keith M. Hoffman
   ---------------------                 -----------------------------
Name:   Wayne Wetherell               Name:   Keith M. Hoffman
Title:  VP & CEO                      Title:  Regional Procurement Manager
Date:   5/25/99                       Date:   03 May 1999

NARCOTICS INITIATIVE -- NYPD 06-5100-35-5012-961
VENDOR: SCIENCE APPLICATION INTERNATIONAL CORPORATION

                                                                                                                    MONTHLY
                                                                                                                  MAINT. UNIT
ITEM                DESCRIPTION                                 QUANTITY       UNIT PRICE       TOTAL PRICE          PRICE
----                -----------                                 --------       ----------       -----------       -----------
DISPLAY-ONLY
STATION             FF2 Display-Only Station                        2            $6,500           $13,000              $65
                    -- 333 MHz Pentium Processor
                    -- 32 MByte RAM; 4.2 GByte disk
                    -- Token ring adaptor; Keyboard & Mouse
                    -- SVGA 15" color monitor
                       1024x768 display
                    -- Unix; Sybase Client SW
                    -- ForceField Display-Only SW

COLOR PRINTER       Lexmark Optra SC                                2            $9,000           $18,000              $90
                    -- Resolution 300DPI/600DPI
                    -- ForceField network printer driver
                    -- Postscript; cables
                    -- Pages/Minute; 4 color, 12 B&W
                                                                -------------------------------------------------------------
TOTALS                                                                                           $31,000

STATEN ISLAND CATCH/CARS UNIT -- NYPD 06-5100-35-5012-962
VENDOR: SCIENCE APPLICATION INTERNATIONAL CORPORATION

                                                                                                                 MONTHLY UNIT
                                                                                                                    MAINT.
ITEM                DESCRIPTION                                 QUANTITY       UNIT PRICE       TOTAL PRICE          COST
----                -----------                                 --------       ----------       -----------       -----------
DISPLAY-ONLY
STATION             FF2 Display-Only Station                        1            $6,500            $6,500              $65
                    -- 333 MHz Pentium Processor
                    -- 32 MByte RAM; 4.2 GByte disk
                    -- Token ring adaptor; Keyboard & Mouse
                    -- SVGA 15" color monitor
                       1024x768 display
                    -- Unix; Sybase Client SW
                    -- ForceField Display-Only SW

COLOR PRINTER       Lexmark Optra SC                                2            $9,000            $9,000              $90
                    -- Resolution 300DPI/600DPI
                    -- ForceField network printer driver
                    -- Postscript; cables
                    -- Pages/Minute; 4 color, 12 B&W
                                                                -------------------------------------------------------------
TOTALS                                                                                           $15,500

                                                                  CONFIDENTIAL

                                     [LOGO]

16 June 1999                                              In Reply Refer
                                                          to Ltr no. KMH99-038

ImageWare Software, Inc.
10883 Thornmint
San Diego, California 92127

Attention:     Ms. Carmen Errejon, Contracts Administrator

Subject:       Modification No. 16

Reference:     (a) SAIC Prime Contract: NYCPD
               (b) SAIC/ImageWare Subcontract 4500076043

Attachments:   (1) Transit Division Bill of Material
               (2) District Attorney's Office of New York Bill of Material

Ms. Errejon,

The Subcontract is Modification No. 16 is issued to reflect the following:

                          DESCRIPTION OF MODIFICATION

TO PARAGRAPH 3.0 FIRM FIXED PRICE:

Delete:

(Base Contract)
Services & Deliverables:                    $2,389,500.00
Housing Authority:                          $  482,400.00
Mass Print:                                 $   35,000.00
Narcotics Initiative:                       $   31,000.00
State Island CATCH/CARS                     $   15,500.00
Revised Ceiling Not-To-Exceed
(Excluding Maintenance):                    $2,953,400.00

                                                                  CONFIDENTIAL

                                     [LOGO]
Page 2 of 3
Subj: Modification No. 16 to SAIC/ImageWare Subcontract 4500076043

Substitute


(Base Contract)
Services & Deliverables:                    $2,389,500.00
Housing Authority:                          $  482,400.00
Mass Print:                                 $   35,000.00
Narcotics Initiative:                       $   31,000.00
State Island CATCH/CARS                     $   15,500.00
Transit Division                            $   31,000.00
District Attorney's Office                  $   15,500.00
Revised Ceiling Not-To-Exceed
(Excluding Maintenance):                    $2,999,900.00

NEW REQUIREMENTS

In accordance with the terms, conditions and provisions of the subject Subcontract Agreement, this Modification No. 16 adds efforts to be provided in support of the Transit Division and the District Attorney's Office of New York (DANY) under the NYPD Prime Contract. Attachments (1) and (2) to this Subcontract Modification provide the description and quantity of hardware and software to be provided.

Delivery Schedule: SELLER SHALL DELIVER ALL MATERIALS NO LATER THAN 29 JUNE 1999. Seller shall complete installation, testing and conduct acceptance for each site within 50 days of the date of this Modification. A site consists of one (1) Display-Only Station and one (1) Color Printer.

Payment Term: Seller shall be paid $15,500 per site after written acceptance of that site.

Optional Maintenance: Additional maintenance for the Transit Authority and the District Attorney's Office of New York (DANY) hardware beyond the warranty period shall be an option exercisable within one (1) year of the date of installation. The warranty period shall be ninety (90) days and shall commence on the day written acceptance is received. Buyer may elect to exercise the maintenance option at the end of the warranty term and any such option will be a written modification to this Subcontract and subject to the terms, conditions and provisions thereto. Monthly costs for maintenance are indicated in Attachments (1) and (2).

The total price for the new requirements added under this Subcontract Modification is $46,500.

                                     [LOGO]
Page 3 of 3
Subj: Modification No. 16 to SAIC/ImageWare Subcontract 4500076043

EXCEPT AS PROVIDED HEREIN, ALL PRICES, TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

The Seller is requested to sign both enclosed documents and return one (1) to the undersigned.

ImageWare Software, Inc.              Science Applications International Corp.


By: /s/ [ILLEGIBLE]                   By: /s/ Keith M. Hoffman
   -----------------------------         -------------------------------------
Name:                                 Name: Keith M. Hoffman
    ----------------------------      Title: Regional Procurement Manager
Title:                                Date: 16 June 1999
      --------------------------
Date:
     ---------------------------

TRANSIT DIVISION - NYPD 06-5100-35-5012-963
-------------------------------------------
VENDOR: SCIENCE APPLICATION INTERNATIONAL CORPORATION


                                                                                            MONTHLY
                                                                                             MAINT.
                                                                      UNIT                    UNIT
ITEM                      DESCRIPTION                     QUANTITY   PRICE   TOTAL PRICE     PRICE
----                      -----------                     --------   -----   -----------     -----

DISPLAY-ONLY              FF2 Display-Only Station           2      $6,500     $13,000         $65
STATION
                          * 333 MHz Pentium Processor
                          * 32 MByte RAM; 4.2 GByte disk
                          * Token ring adaptor; Keyboard
                            & Mouse
                          * Sony 15" color monitor
                            1024x768 display
                          * Unix; Sybase Client SW
                          * ForceField Display-Only SW

COLOR PRINTER             Lexmark Optra SC                    2     $9,000     $18,000         $90
                          * Resolution 300DPI/600DPI
                          * ForceField network printer
                            driver
                          * Postscript; cables
                          * Pages/Minute:  4 color, 12 B&W
                                                              ------------------------------------
                                                              ------------------------------------
TOTALS                                                                         $31,000


DISTRICT ATTORNEY'S OFFICE OF NEW YORK (DANY) - NYPD 06-5100-35-5012-964
------------------------------------------------------------------------
VENDOR: SCIENCE APPLICATION INTERNATIONAL CORPORATION


                                                                                            MONTHLY
                                                                                             MAINT.
                                                                      UNIT                    UNIT
ITEM                      DESCRIPTION                     QUANTITY   PRICE   TOTAL PRICE     PRICE
----                      -----------                     --------   -----   -----------     -----

DISPLAY-ONLY              FF2 Display-Only Station           1      $6,500      $6,500         $65
STATION
                          * 333 MHz Pentium Processor
                          * 32 MByte RAM; 4.2 GByte disk
                          * Token ring adaptor; Keyboard
                            & Mouse
                          * Sony 15" color monitor
                            1024x768 display
                          * Unix; Sybase Client SW
                          * ForceField Display-Only SW

COLOR PRINTER             Lexmark Optra SC                    1     $9,000      $9,000         $90
                          * Resolution 300DPI/600DPI
                          * ForceField network printer
                            driver
                          * Postscript; cables
                          * Pages/Minute:  4 color, 12 B&W
                                                              ------------------------------------
                                                              ------------------------------------
TOTALS                                                                         $15,500


                                                                  CONFIDENTIAL

                                    [LETTERHEAD]

22 June 1999
                                                          In Reply Refer
                                                          to Ltr no. KMH99-045

ImageWare Software, Inc.
10883 Thornmint
San Diego, California 92127

Attention:    Ms. Carmen Errejon, Contracts Administrator

Subject:      Modification No. 17

Reference:    (a) SAIC Prime Contract: NYCPD
              (b) SAIC/ImageWare Subcontract 4500076043

Attachments:  (1) Department of Probation Bill of Material

Ms. Errejon,

The Subcontract is Modification No. 17 is issued to reflect the following:

                         DESCRIPTION OF MODIFICATION

TO PARAGRAPH 3.0 FIRM FIXED PRICE:

Delete:


(Base Contract)
Services & Deliverables:                    $2,389,500.00
Housing Authority:                          $  482,400.00
Mass Print:                                 $   35,000.00
Narcotics Initiative:                       $   31,000.00
Staten Island CATCH/CARS                    $   15,500.00
Transit Division                            $   31,000.00
District Attorney's Office                  $   15,500.00
Revised Ceiling Not-To-Exceed
(Excluding Maintenance):                    $2,999,900.00

                                                                  CONFIDENTIAL

                                                                        [LOGO]

Page 2 of 3
Subj: Modification No. 17 to SAIC/ImageWare Subcontract 4500076043

Substitute:



(Base Contract)
Services & Deliverables:                    $2,389,500.00
Housing Authority:                          $  482,400.00
Mass Print:                                 $   35,000.00
Narcotics Initiative:                       $   31,000.00
Staten Island CATCH/CARS                    $   15,500.00
Transit Division                            $   31,000.00
District Attorney's Office                  $   15,500.00
Department of Probation:                    $   21,000.00
Revised Ceiling Not-To-Exceed
(Excluding Maintenance):                    $3,020,900.00

NEW REQUIREMENTS

In accordance with the terms, conditions and provisions of the subject Subcontract Agreement, this Modification No. 17 adds efforts to be provided in support of the Department of Probation. Attachment (1) to this Subcontract Modification provides the description and quantity of hardware and software to be provided.

Delivery Schedule: SELLER SHALL DELIVER ALL MATERIALS NO LATER THAN 29 JUNE 1999. Seller shall complete installation, testing and conduct acceptance for the site within 50 days of the date of this Modification.

Payment Term: Seller shall be paid $21,000 after written acceptance of the site.

Optional Maintenance: Additional maintenance for the Department of Probation hardware beyond the warranty period shall be an option exercisable within one
(1) year of the date of installation. The warranty period shall be ninety
(90) days and shall commence on the day written acceptance is received. Buyer may elect to exercise the maintenance option at the end of the warranty term and any such option will be a written modification to this Subcontract and subject to the terms, conditions and provisions thereto. Monthly costs for maintenance are indicated in Attachments (1).

The total price for the new requirements added under this Subcontract Modification is $21,000.

                                                                        [LOGO]
Page 3 of 3
Subj: Modification No. 17 to SAIC/ImageWare Subcontract 4500076043

EXCEPT AS PROVIDED HEREIN, ALL PRICES, TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.

The Seller is requested to sign both enclosed documents and return one (1) to the undersigned.

ImageWare Software, Inc.              Science Applications International Corp.


By: /s/ [ILLEGIBLE]                   By:  /s/ Keith M. Hoffman
   -----------------------------         -------------------------------------
Name:                                 Name: Keith M. Hoffman
    ----------------------------      Title: Regional Procurement Manager
Title:                                Date: 22 June 1999
      --------------------------
Date:
     ---------------------------

                                   ATTACHMENT A

DEPARTMENT OF PROBATION
-----------------------
VENDOR: SCIENCE APPLICATION INTERNATIONAL CORPORATION


                                                                                            MONTHLY
                                                                                             MAINT.
                                                                      UNIT                    UNIT
ITEM                      DESCRIPTION                     QUANTITY   PRICE   TOTAL PRICE     PRICE
----                      -----------                     --------   -----   -----------     -----

DISPLAY-ONLY              FF2 Display-Only Station           1      $6,500      $6,500         $65
STATION
                          * 333 MHz Pentium Processor
                          * 32 MByte RAM; 4.2 GByte disk
                          * Token ring adaptor; Keyboard
                            & Mouse
                          * Sony 15" color monitor
                            1024x768 display
                          * Unix; Sybase Client SW
                          * ForceField Display-Only SW

B&W PRINTER               FF2 Lexmark Optra R + B&W Laser    1      $2,250      $2,250         $23
                          * Resolution 600/1200 DPI
                          * Postscript; cables
                          * ForceField network printer
                            driver
                          * Pages/Minute:  12

SMALL FORMAT              Mitsubishi CP 700D dye
DYE-SUB PRINTER           diffussion t                       1      $3,250      $3,250         $33
                          * Resolution 260DPI
                          * Postscript Cables
                          * FF network printer driver
                          * Pages/Minute:  2

COLOR PRINTER             Lexmark Optra SC                   1      $9,000      $9,000         $90
                          * Resolution 300DPI/600DPI
                          * ForceField network printer
                            driver
                          * Postscript; cables
                          * Pages/Minute:  4 color, 12 B&W
                                                              ------------------------------------
                                                              ------------------------------------
TOTALS                                                                         $21,000

                                 Page 1